UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07820

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	03-31

Date of reporting period:	03-31-2020

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT
MARCH 31, 2020

AC Alternatives® Market Neutral Value Fund
Investor Class (ACVVX)
I Class (ACVKX)
A Class (ACVQX)
C Class (ACVHX)
R Class (ACVWX)
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2020. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional insights, please visit americancentury.com.

Virus Outbreak Abruptly Altered Economic, Market Backdrops

Through most of the period, market sentiment was upbeat, partly due to accommodative Federal Reserve (Fed) policy and modest inflation. Improving economic and corporate earnings data and a phase 1 U.S.-China trade deal also helped boost growth outlooks. Against this backdrop, key U.S. stock benchmarks rose to record highs by mid-February, and U.S. bonds continued to advance.

However, beginning in late February, unprecedented social and economic turmoil emerged and reversed the positive trajectory. The COVID-19 epidemic originating in China rapidly spread throughout the world, forcing stay-at-home orders and industry-wide shutdowns. U.S. stocks, corporate bonds and other riskier assets sold off sharply, while U.S. Treasuries rallied in the global flight to quality. The Fed stepped in quickly and aggressively, slashing interest rates to near 0% and enacting massive lending and asset-purchase programs to stabilize the financial system.

The swift and severe sell-off erased the strong stock market gains realized earlier in the period and left key benchmarks with losses for the 12 months. Reflecting their defensive characteristics, high-quality U.S. bonds withstood the turmoil and delivered solid returns for the 12-month period.

Promoting Health and Safety Remains Our Focus

While the market impact of COVID-19 has been severe, reducing the human toll is most important. We are monitoring the situation closely and following guidelines and protocols from all relevant authorities. Our firm has activated a comprehensive Pandemic Response Plan, which includes social distancing and work-from-home mandates, travel restrictions and escalated cleaning regimens at all our facilities. We’ve also launched a Business Continuity Plan to maintain regular business operations and ensure delivery of outstanding service.

We appreciate your confidence in us during these extraordinary times. We have a long history of helping clients weather volatile markets, and we are confident we will meet today’s challenges. In the meantime, the health and safety of you, your family and our employees remain a top priority.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2020
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	ACVVX	1.52%	0.66%	1.76%	10/31/11
Bloomberg Barclays U.S. 1-3 Month Treasury Bill Index	—	2.08%	1.12%	0.68%	—
I Class	ACVKX	1.80%	0.87%	1.98%	10/31/11
A Class	ACVQX				10/31/11
No sales charge		1.29%	0.40%	1.52%
With sales charge		-4.48%	-0.78%	0.81%
C Class	ACVHX	0.58%	-0.34%	0.76%	10/31/11
R Class	ACVWX	1.06%	0.17%	1.27%	10/31/11
Fund returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over Life of Class
$10,000 investment made October 31, 2011
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2020
Investor Class — $11,586

Bloomberg Barclays U.S. 1-3 Month Treasury Bill Index — $10,588

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class
3.50%	3.30%	3.75%	4.50%	4.00%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Phil Davidson, Kevin Toney, Michael Liss, Brian Woglom, Phil Sundell and David Byrns

Effective February 2020, David Byrns joined the fund’s management team.

Performance Summary

AC Alternatives Market Neutral Value returned 1.52%* for the fiscal year ended March 31, 2020, compared with the 2.08% return for its benchmark, the Bloomberg Barclays U.S. 1-3 Month Treasury Bill Index. The fund’s return reflects operating expenses, while the index’s return does not.

The foundation of the strategy is to pair long positions in more undervalued companies with short positions in overvalued companies. We believe this helps reduce the risk inherent in long/short strategies. Over the trailing 12-month period, the fund provided positive absolute returns, while maintaining limited correlation with stocks and bonds.

Key Detractors

A short position in the iShares Russell 1000 Growth ETF and a long position in the iShares Russell 1000 Value ETF negatively impacted performance. This pair represented a relatively large position within the portfolio. Due to the sustained and notable outperformance of growth relative to value stocks, we view value stocks as more attractively valued. However, value continued to underperform growth by a notable margin, particularly in the first quarter of 2020. During the coronavirus-driven market downturn that began in February of 2020, the energy and financials sectors were hit particularly hard. Energy stocks were pressured by a sharp decline in oil prices, caused by waning global demand and a price war between Saudi Arabia and Russia. Financials were pressured by lower interest rates and deteriorating economic conditions, which may negatively impact future earnings. These two sectors represent meaningful portions of value indices, contributing to the continued underperformance of value versus growth stocks.

A pair consisting of a long position in a Tesla convertible bond and a short position in Tesla common stock also detracted. Tesla’s common stock appreciated more than the convertible bond as Tesla reported better-than-expected operating results. Investors have also been attracted to the growth prospects for electric vehicles. Given the significant appreciation in Tesla’s stock, we believe it remained overvalued, and we continued to hold our position in the pair.

Key Contributors

Among the top contributors to performance was a pair consisting of a long position in Janus Henderson Group and a short position in Franklin Resources. While the stocks of both of these asset management companies declined, Franklin underperformed by a considerable margin as it experienced significant outflows. The stock was also pressured by news of its all-cash acquisition of Legg Mason.

Another top contributor was a pair consisting of a long position in HEICO Class A shares and a short position in HEICO common stock. We believe both securities possess the same economic value, and we monitor the valuation spread (the difference in valuation) between the two securities.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

The valuation spread was wider than it had been historically, with the Class A shares trading at a discount relative to the common stock. The pair positively impacted performance as the valuation spread between the two securities narrowed.

Portfolio Positioning

AC Alternatives Market Neutral Value is designed to address several secular financial planning trends, including the need for an alternative to cash in a low interest rate environment, diversification resulting from not being correlated to equity markets, low volatility exposure and a hedge against a rise in inflation and/or interest rates.

We continue to follow our disciplined, bottom-up process, selecting securities one at a time for the portfolio. We look for securities of companies that we believe are misvalued on both the long and short side of the market with consideration for both upside potential and downside risk. The portfolio’s current positioning reflects the individual opportunities identified by our team.

6

Fund Characteristics

MARCH 31, 2020
Top Ten Long Holdings	% of net assets
iShares Russell 1000 Value ETF	4.91%
Royal Dutch Shell plc, Class B ADR	4.44%
Fox Corp., Class B	3.30%
Teradyne, Inc. (Convertible)	3.05%
HEICO Corp., Class A	2.80%
Atlas Copco AB, B Shares	2.56%
Tesla, Inc. (Convertible)	2.36%
Microchip Technology, Inc. (Convertible)	1.97%
Emerson Electric Co.	1.77%
Chubb Ltd.	1.61%

Top Ten Short Holdings	% of net assets
iShares Russell 1000 Growth ETF	(4.52)%
Royal Dutch Shell plc, Class A ADR	(4.46)%
Utilities Select Sector SPDR Fund	(4.36)%
Fox Corp., Class A	(3.05)%
Teradyne, Inc.	(2.99)%
HEICO Corp.	(2.76)%
Atlas Copco AB, A Shares	(2.36)%
Tesla, Inc.	(2.26)%
Caterpillar, Inc.	(1.76)%
Microchip Technology, Inc.	(1.74)%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	42.6%
Foreign Common Stocks*	12.3%
Convertible Bonds	7.4%
Exchange-Traded Funds	5.3%
Domestic Common Stocks Sold Short	(46.3)%
Foreign Common Stocks Sold Short*	(10.5)%
Exchange-Traded Funds Sold Short	(10.4)%
Temporary Cash Investments	17.1%
Other Assets and Liabilities	82.5%**
*Includes depositary shares, dual listed securities and foreign ordinary shares.
**Amount relates primarily to deposits for securities sold short at period end.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2019 to March 31, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/19	Ending Account Value 3/31/20	Expenses Paid During Period(1) 10/1/19 - 3/31/20	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$999.30	$17.39	3.48%
I Class	$1,000	$1,000.30	$16.40	3.28%
A Class	$1,000	$997.80	$18.63	3.73%
C Class	$1,000	$994.30	$22.34	4.48%
R Class	$1,000	$997.40	$19.87	3.98%
Hypothetical
Investor Class	$1,000	$1,007.60	$17.47	3.48%
I Class	$1,000	$1,008.60	$16.47	3.28%
A Class	$1,000	$1,006.35	$18.71	3.73%
C Class	$1,000	$1,002.60	$22.43	4.48%
R Class	$1,000	$1,005.10	$19.95	3.98%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

MARCH 31, 2020

	Shares/ Principal Amount	Value
COMMON STOCKS — 54.9%
Aerospace and Defense — 3.9%
Airbus SE ADR	9,538	$154,039
HEICO Corp., Class A(1)	33,156	2,118,668
Raytheon Co.	5,390	706,899
		2,979,606
Air Freight and Logistics — 0.5%
United Parcel Service, Inc., Class B	4,136	386,385
Airlines — 0.2%
Southwest Airlines Co.	4,949	176,234
Automobiles — 1.0%
General Motors Co.	17,643	366,622
Honda Motor Co. Ltd. ADR	9,333	209,619
Thor Industries, Inc.	3,294	138,941
		715,182
Banks — 1.6%
Comerica, Inc.(1)	12,131	355,923
First Hawaiian, Inc.(1)	15,251	252,099
PNC Financial Services Group, Inc. (The)(1)	1,257	120,320
Toronto-Dominion Bank (The)	3,789	161,086
Wells Fargo & Co.(1)	11,846	339,980
		1,229,408
Beverages — 0.9%
Heineken Holding NV	2,884	221,341
PepsiCo, Inc.(1)	3,523	423,113
		644,454
Building Products — 1.3%
Johnson Controls International plc	15,207	409,981
Masco Corp.	7,330	253,398
Trane Technologies plc	3,775	311,777
		975,156
Capital Markets — 0.7%
Bank of New York Mellon Corp. (The)	11,094	373,646
Janus Henderson Group plc	8,219	125,915
		499,561
Chemicals — 0.7%
Akzo Nobel NV	3,421	225,534
DuPont de Nemours, Inc.	7,704	262,706
		488,240
Commercial Services and Supplies — 0.9%
Republic Services, Inc.(1)	8,673	650,995
Communications Equipment — 0.2%
F5 Networks, Inc.(2)	1,649	175,833

10

	Shares/ Principal Amount	Value
Construction Materials — 0.5%
Martin Marietta Materials, Inc.	2,161	$408,926
Containers and Packaging — 0.6%
Packaging Corp. of America	3,040	263,963
WestRock Co.	7,675	216,896
		480,859
Diversified Financial Services — 0.2%
Equitable Holdings, Inc.	9,013	130,238
Diversified Telecommunication Services — 1.1%
Verizon Communications, Inc.(1)	15,975	858,337
Electric Utilities — 3.2%
Duke Energy Corp.	3,921	317,131
Edison International	6,665	365,175
Eversource Energy	6,889	538,789
Pinnacle West Capital Corp.(1)	6,874	520,980
Xcel Energy, Inc.(1)	11,290	680,787
		2,422,862
Electrical Equipment — 2.0%
Emerson Electric Co.	28,071	1,337,583
nVent Electric plc	11,851	199,927
		1,537,510
Energy Equipment and Services — 0.8%
Schlumberger Ltd.	41,739	563,059
Equity Real Estate Investment Trusts (REITs) — 0.7%
American Tower Corp.	960	209,040
Camden Property Trust	2,189	173,456
Welltower, Inc.	3,506	160,505
		543,001
Food and Staples Retailing — 1.7%
Koninklijke Ahold Delhaize NV	17,151	401,390
Sysco Corp.	7,856	358,469
Walmart, Inc.(1)	4,704	534,468
		1,294,327
Food Products — 0.9%
Nestle SA ADR	6,683	688,282
Gas Utilities — 2.5%
Atmos Energy Corp.(1)	7,346	728,944
ONE Gas, Inc.	4,851	405,641
Spire, Inc.(1)	10,409	775,262
		1,909,847
Health Care Equipment and Supplies — 1.2%
Hologic, Inc.(2)	6,647	233,310
Medtronic plc	7,276	656,149
		889,459
Health Care Providers and Services — 1.3%
McKesson Corp.(1)	2,202	297,842
Quest Diagnostics, Inc.	6,204	498,181

11

	Shares/ Principal Amount	Value
Universal Health Services, Inc., Class B	1,845	$182,803
		978,826
Health Care Technology — 0.5%
Cerner Corp.	6,365	400,931
Household Durables — 0.2%
Electrolux AB, Series B	9,410	117,180
Household Products — 0.6%
Kimberly-Clark Corp.	3,658	467,748
Industrial Conglomerates — 0.7%
Siemens AG ADR	12,873	540,666
Insurance — 3.5%
Aflac, Inc.	9,260	317,062
Chubb Ltd.	10,940	1,221,889
Marsh & McLennan Cos., Inc.(1)	9,159	791,887
MetLife, Inc.(1)	11,106	339,511
		2,670,349
IT Services — 1.5%
Automatic Data Processing, Inc.	2,946	402,659
Visa, Inc., Class A(1)	4,494	724,074
		1,126,733
Machinery — 4.1%
Atlas Copco AB, B Shares(1)	65,600	1,934,437
Deere & Co.	2,859	394,999
Electrolux Professional AB, B Shares(2)	17,777	51,215
IMI plc	31,428	290,695
Ingersoll Rand, Inc.(2)	3,617	89,702
PACCAR, Inc.	5,410	330,713
		3,091,761
Media — 3.3%
Fox Corp., Class B(1)(2)	109,098	2,496,162
Multi-Utilities — 1.0%
CMS Energy Corp.	8,423	494,851
WEC Energy Group, Inc.	3,055	269,237
		764,088
Oil, Gas and Consumable Fuels — 5.4%
Chevron Corp.	3,338	241,871
Enterprise Products Partners LP	22,243	318,075
Noble Energy, Inc.	25,818	155,941
Royal Dutch Shell plc, Class B ADR	102,892	3,360,453
		4,076,340
Paper and Forest Products — 0.5%
Mondi plc	22,782	388,595
Pharmaceuticals — 2.1%
Johnson & Johnson(1)	3,603	472,461
Novartis AG	1,310	108,265
Pfizer, Inc.(1)	20,051	654,465
Roche Holding AG ADR	9,516	386,064
		1,621,255

12

	Shares/ Principal Amount	Value
Road and Rail — 1.1%
Norfolk Southern Corp.	2,879	$420,334
Union Pacific Corp.	2,895	408,311
		828,645
Semiconductors and Semiconductor Equipment — 0.7%
Texas Instruments, Inc.	5,162	515,839
Software — 0.7%
Microsoft Corp.(1)	3,440	542,522
Textiles, Apparel and Luxury Goods — 0.1%
Under Armour, Inc., Class C(2)	10,741	86,572
Thrifts and Mortgage Finance — 0.3%
Capitol Federal Financial, Inc.	17,408	202,107
TOTAL COMMON STOCKS (Cost $41,404,593)		41,564,080
CONVERTIBLE BONDS — 7.4%
Automobiles — 2.4%
Tesla, Inc., 2.00%, 5/15/24	$978,000	1,786,499
Semiconductors and Semiconductor Equipment — 5.0%
Microchip Technology, Inc., 1.625%, 2/15/27	1,447,000	1,488,737
Teradyne, Inc., 1.25%, 12/15/23	1,286,000	2,305,155
		3,793,892
TOTAL CONVERTIBLE BONDS (Cost $4,934,782)		5,580,391
EXCHANGE-TRADED FUNDS — 5.3%
Consumer Discretionary Select Sector SPDR Fund	1,770	173,601
iShares Russell 1000 Value ETF	37,467	3,715,977
SPDR S&P Insurance ETF	5,229	130,359
TOTAL EXCHANGE-TRADED FUNDS (Cost $4,471,631)		4,019,937
TEMPORARY CASH INVESTMENTS — 17.1%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.875% - 3.00%, 11/30/21 - 5/15/45, valued at $4,266,906), in a joint trading account at 0.01%, dated 3/31/20, due 4/1/20 (Delivery value $4,183,944)		4,183,943
State Street Institutional U.S. Government Money Market Fund, Premier Class	8,788,096	8,788,096
TOTAL TEMPORARY CASH INVESTMENTS (Cost $12,972,039)		12,972,039
TOTAL INVESTMENT SECURITIES BEFORE SECURITIES SOLD SHORT — 84.7% (Cost $63,783,045)		64,136,447
SECURITIES SOLD SHORT — (67.2)%
COMMON STOCKS SOLD SHORT — (56.8)%
Aerospace and Defense — (3.9)%
Boeing Co. (The)	(994)	(148,245)
HEICO Corp.	(27,997)	(2,088,856)
United Technologies Corp.	(7,594)	(716,342)
		(2,953,443)
Air Freight and Logistics — (0.5)%
FedEx Corp.	(3,297)	(399,794)

13

	Shares/ Principal Amount	Value
Airlines — (0.2)%
American Airlines Group, Inc.	(14,611)	$(178,108)
Automobiles — (3.0)%
Ford Motor Co.	(76,567)	(369,818)
Tesla, Inc.	(3,265)	(1,710,860)
Toyota Motor Corp. ADR	(1,747)	(209,553)
		(2,290,231)
Banks — (1.9)%
Bank of America Corp.	(15,583)	(330,827)
Bank of Hawaii Corp.	(4,657)	(257,253)
Bank OZK	(11,975)	(199,982)
National Bank of Canada	(4,257)	(164,527)
Regions Financial Corp.	(39,569)	(354,934)
US Bancorp	(3,569)	(122,952)
		(1,430,475)
Beverages — (0.9)%
Coca-Cola Co. (The)	(9,755)	(431,659)
Heineken NV	(2,587)	(216,527)
		(648,186)
Building Products — (1.3)%
Daikin Industries Ltd.	(3,300)	(402,422)
Fortune Brands Home & Security, Inc.	(5,990)	(259,067)
Lennox International, Inc.	(1,590)	(289,046)
		(950,535)
Capital Markets — (1.0)%
FactSet Research Systems, Inc.	(857)	(223,403)
Franklin Resources, Inc.	(7,914)	(132,084)
State Street Corp.	(7,221)	(384,663)
		(740,150)
Chemicals — (0.4)%
Corteva, Inc.	(3,324)	(78,114)
PPG Industries, Inc.	(2,590)	(216,524)
		(294,638)
Commercial Services and Supplies — (0.9)%
Waste Management, Inc.	(7,057)	(653,196)
Construction Materials — (0.6)%
Vulcan Materials Co.	(3,890)	(420,392)
Containers and Packaging — (0.6)%
International Paper Co.	(14,424)	(449,019)
Diversified Telecommunication Services — (1.1)%
AT&T, Inc.	(29,431)	(857,914)
Electric Utilities — (1.3)%
American Electric Power Co., Inc.	(8,592)	(687,188)
Southern Co. (The)	(5,867)	(317,639)
		(1,004,827)
Energy Equipment and Services — (0.7)%
Baker Hughes Co.	(52,748)	(553,854)

14

	Shares/ Principal Amount	Value
Entertainment — (0.2)%
Walt Disney Co. (The)	(1,692)	$(163,447)
Equity Real Estate Investment Trusts (REITs) — (0.7)%
Apartment Investment & Management Co., Class A	(5,066)	(178,070)
Crown Castle International Corp.	(1,505)	(217,322)
Ventas, Inc.	(5,665)	(151,822)
		(547,214)
Food and Staples Retailing — (1.0)%
Kroger Co. (The)	(13,627)	(410,445)
US Foods Holding Corp.	(20,736)	(367,235)
		(777,680)
Food Products — (0.9)%
General Mills, Inc.	(12,880)	(679,678)
Health Care Equipment and Supplies — (1.1)%
Alcon, Inc.	(2,466)	(125,322)
Align Technology, Inc.	(385)	(66,971)
Baxter International, Inc.	(854)	(69,336)
STERIS plc	(770)	(107,777)
Stryker Corp.	(2,563)	(426,714)
		(796,120)
Health Care Providers and Services — (2.0)%
Cardinal Health, Inc.	(6,270)	(300,584)
HCA Healthcare, Inc.	(8,213)	(737,938)
Laboratory Corp. of America Holdings	(3,905)	(493,553)
		(1,532,075)
Household Durables — (0.2)%
Whirlpool Corp.	(1,824)	(156,499)
Industrial Conglomerates — (1.3)%
3M Co.	(1,399)	(190,977)
General Electric Co.	(104,023)	(825,943)
		(1,016,920)
Insurance — (3.5)%
Allstate Corp. (The)	(1,458)	(133,742)
Aon plc	(4,778)	(788,561)
Prudential Financial, Inc.	(6,612)	(344,750)
Travelers Cos., Inc. (The)	(12,298)	(1,221,806)
Unum Group	(8,846)	(132,779)
		(2,621,638)
Internet and Direct Marketing Retail — (0.7)%
Amazon.com, Inc.	(280)	(545,922)
IT Services — (1.5)%
MasterCard, Inc., Class A	(2,952)	(713,085)
Paychex, Inc.	(6,364)	(400,423)
		(1,113,508)
Leisure Products — (0.2)%
Polaris, Inc.	(2,890)	(139,153)

15

	Shares/ Principal Amount	Value
Machinery — (5.5)%
AGCO Corp.	(8,656)	$(408,996)
Atlas Copco AB, A Shares	(53,194)	(1,787,735)
Caterpillar, Inc.	(11,493)	(1,333,648)
Ingersoll Rand, Inc.	(9,610)	(238,328)
Volvo AB, B Shares	(29,435)	(353,948)
		(4,122,655)
Media — (3.3)%
Discovery, Inc., Class A	(11,049)	(214,793)
Fox Corp., Class A	(97,556)	(2,305,248)
		(2,520,041)
Multi-Utilities — (1.0)%
Consolidated Edison, Inc.	(3,402)	(265,356)
DTE Energy Co.	(5,097)	(484,062)
		(749,418)
Oil, Gas and Consumable Fuels — (4.8)%
Exxon Mobil Corp.	(6,441)	(244,565)
Royal Dutch Shell plc, Class A ADR	(96,806)	(3,377,561)
		(3,622,126)
Paper and Forest Products — (0.5)%
UPM-Kymmene Oyj	(14,309)	(394,391)
Personal Products — (0.6)%
Unilever NV (New York)	(9,835)	(479,850)
Pharmaceuticals — (2.2)%
AstraZeneca plc ADR	(2,932)	(130,943)
Bristol-Myers Squibb Co.	(9,540)	(531,759)
Merck & Co., Inc.	(10,216)	(786,019)
Sanofi	(2,420)	(213,059)
		(1,661,780)
Road and Rail — (1.1)%
CSX Corp.	(14,536)	(832,913)
Semiconductors and Semiconductor Equipment — (5.4)%
Microchip Technology, Inc.	(19,480)	(1,320,744)
Micron Technology, Inc.	(11,845)	(498,201)
Teradyne, Inc.	(41,790)	(2,263,764)
		(4,082,709)
Specialty Retail — (0.7)%
Tractor Supply Co.	(6,329)	(535,117)
Textiles, Apparel and Luxury Goods — (0.1)%
Under Armour, Inc., Class A	(9,480)	(87,311)
TOTAL COMMON STOCKS SOLD SHORT (Proceeds $44,374,459)		(43,002,927)
EXCHANGE-TRADED FUNDS SOLD SHORT — (10.4)%
Alerian MLP ETF	(93,248)	(320,773)
Financial Select Sector SPDR Fund	(15,237)	(317,234)
Industrial Select Sector SPDR Fund	(3,378)	(199,336)
iShares Russell 1000 Growth ETF	(22,688)	(3,417,947)

16

	Shares/ Principal Amount	Value
SPDR S&P Oil & Gas Exploration & Production ETF	(4,572)	$(150,411)
Technology Select Sector SPDR Fund	(2,183)	(175,448)
Utilities Select Sector SPDR Fund	(59,624)	(3,303,766)
TOTAL EXCHANGE-TRADED FUNDS SOLD SHORT (Proceeds $8,437,769)		(7,884,915)
TOTAL SECURITIES SOLD SHORT — (67.2)% (Proceeds $52,812,228)		(50,887,842)
OTHER ASSETS AND LIABILITIES(3) — 82.5%		62,442,930
TOTAL NET ASSETS — 100.0%		$75,691,535

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	581	USD	408	Morgan Stanley	6/30/20	$5
CAD	1,873	USD	1,285	Morgan Stanley	6/30/20	47
CAD	3,261	USD	2,234	Morgan Stanley	6/30/20	85
CAD	9,573	USD	6,669	Morgan Stanley	6/30/20	140
CAD	8,938	USD	6,325	Morgan Stanley	6/30/20	32
CAD	8,492	USD	6,033	Morgan Stanley	6/30/20	6
USD	218	CAD	313	Morgan Stanley	6/30/20	(5)
USD	667	CAD	958	Morgan Stanley	6/30/20	(15)
USD	3,370	CAD	4,887	Morgan Stanley	6/30/20	(106)
USD	2,441	CAD	3,450	Morgan Stanley	6/30/20	(13)
USD	10,085	CAD	14,277	Morgan Stanley	6/30/20	(68)
USD	6,235	CAD	8,845	Morgan Stanley	6/30/20	(56)
CHF	72,838	USD	74,231	UBS AG	6/30/20	1,761
CHF	29,783	USD	30,466	UBS AG	6/30/20	607
USD	902,751	CHF	872,554	UBS AG	6/30/20	(7,582)
USD	194	CHF	191	UBS AG	6/30/20	(5)
USD	27,055	CHF	25,965	UBS AG	6/30/20	(34)
USD	67,607	CHF	65,054	UBS AG	6/30/20	(264)
EUR	22,066	USD	24,436	Credit Suisse AG	6/30/20	(18)
EUR	16,241	USD	17,444	Credit Suisse AG	6/30/20	529
EUR	185,821	USD	199,012	Credit Suisse AG	6/30/20	6,622
EUR	347,985	USD	375,249	Credit Suisse AG	6/30/20	9,841
EUR	92,740	USD	101,277	Credit Suisse AG	6/30/20	1,352
USD	665,425	EUR	612,003	Credit Suisse AG	6/30/20	(11,835)
USD	11,807	EUR	10,913	Credit Suisse AG	6/30/20	(270)
USD	21,656	EUR	19,871	Credit Suisse AG	6/30/20	(333)
USD	120,927	EUR	109,271	Credit Suisse AG	6/30/20	4
USD	31,884	EUR	28,698	Credit Suisse AG	6/30/20	126
USD	710	EUR	643	Credit Suisse AG	6/30/20	(2)
GBP	30,980	USD	38,405	JPMorgan Chase Bank N.A.	6/30/20	133
GBP	30,262	USD	37,565	JPMorgan Chase Bank N.A.	6/30/20	79
GBP	104,734	USD	121,068	JPMorgan Chase Bank N.A.	6/30/20	9,217
GBP	77,008	USD	90,601	JPMorgan Chase Bank N.A.	6/30/20	5,193

17

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	8,943	USD	11,107	JPMorgan Chase Bank N.A.	6/30/20	$19
USD	102,119	GBP	87,648	JPMorgan Chase Bank N.A.	6/30/20	(6,911)
USD	95,676	GBP	82,472	JPMorgan Chase Bank N.A.	6/30/20	(6,915)
USD	77,187	GBP	66,837	JPMorgan Chase Bank N.A.	6/30/20	(5,956)
USD	21,579	GBP	18,120	JPMorgan Chase Bank N.A.	6/30/20	(962)
USD	79,497	GBP	65,317	JPMorgan Chase Bank N.A.	6/30/20	(1,754)
JPY	28,901,913	USD	271,739	Bank of America N.A.	6/30/20	(1,937)
JPY	1,708,951	USD	15,670	Bank of America N.A.	6/30/20	283
JPY	1,861,308	USD	16,980	Bank of America N.A.	6/30/20	395
JPY	4,596,694	USD	41,896	Bank of America N.A.	6/30/20	1,014
JPY	1,193,190	USD	10,779	Bank of America N.A.	6/30/20	360
JPY	883,767	USD	7,985	Bank of America N.A.	6/30/20	265
JPY	2,296,468	USD	21,000	Bank of America N.A.	6/30/20	438
JPY	1,392,728	USD	12,926	Bank of America N.A.	6/30/20	75
USD	172	JPY	18,607	Bank of America N.A.	6/30/20	(1)
USD	19,071	JPY	2,108,784	Bank of America N.A.	6/30/20	(615)
USD	12,851	JPY	1,390,173	Bank of America N.A.	6/30/20	(126)
USD	24,331	JPY	2,631,021	Bank of America N.A.	6/30/20	(230)
SEK	82,606	USD	8,265	Goldman Sachs & Co.	6/30/20	102
SEK	46,218	USD	4,642	Goldman Sachs & Co.	6/30/20	39
SEK	407,626	USD	39,262	Goldman Sachs & Co.	6/30/20	2,024
SEK	67,333	USD	6,592	Goldman Sachs & Co.	6/30/20	228
SEK	513,688	USD	50,913	Goldman Sachs & Co.	6/30/20	1,116
SEK	187,437	USD	18,909	Goldman Sachs & Co.	6/30/20	76
USD	19,755	SEK	202,627	Goldman Sachs & Co.	6/30/20	(768)
USD	14,300	SEK	146,807	Goldman Sachs & Co.	6/30/20	(569)
USD	2,332	SEK	23,828	Goldman Sachs & Co.	6/30/20	(82)
USD	26,551	SEK	263,277	Goldman Sachs & Co.	6/30/20	(115)
						$(5,334)

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CAD	-	Canadian Dollar
CHF	-	Swiss Franc
EUR	-	Euro
GBP	-	British Pound
JPY	-	Japanese Yen
SEK	-	Swedish Krona
USD	-	United States Dollar

(1)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on securities sold short. At the period end, the aggregate value of securities pledged was $11,592,005.

(2)	Non-income producing.

(3)	Amount relates primarily to deposits for securities sold short at period end.

See Notes to Financial Statements.

18

Statement of Assets and Liabilities

MARCH 31, 2020
Assets
Investment securities, at value (cost of $63,783,045)	$64,136,447
Deposits for securities sold short	54,105,820
Foreign currency holdings, at value (cost of $32)	32
Receivable for investments sold	2,546,062
Receivable for capital shares sold	8,381,564
Unrealized appreciation on forward foreign currency exchange contracts	42,213
Dividends and interest receivable	114,336
129,326,474

Liabilities
Securities sold short, at value (proceeds of $52,812,228)	50,887,842
Disbursements in excess of demand deposit cash	1,872
Payable for investments purchased	2,408,381
Payable for capital shares redeemed	131,852
Unrealized depreciation on forward foreign currency exchange contracts	47,547
Accrued management fees	85,114
Distribution and service fees payable	4,128
Dividend expense payable on securities sold short	68,203
53,634,939

Net Assets	$75,691,535

Net Assets Consist of:
Capital (par value and paid-in surplus)	$119,473,776
Distributable earnings	(43,782,241)
$75,691,535

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$11,753,113	1,233,118	$9.53
I Class, $0.01 Par Value	$57,261,307	5,903,705	$9.70
A Class, $0.01 Par Value	$2,325,172	248,894	$9.34*
C Class, $0.01 Par Value	$4,206,211	481,492	$8.74
R Class, $0.01 Par Value	$145,732	15,933	$9.15
*Maximum offering price $9.91 (net asset value divided by 0.9425).

See Notes to Financial Statements.

19

Statement of Operations

YEAR ENDED MARCH 31, 2020
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $83,765)	$2,713,356
Interest	2,661,666
5,375,022

Expenses:
Dividend expense on securities sold short	2,776,068
Management fees	2,304,492
Distribution and service fees:
A Class	6,837
C Class	72,490
R Class	271
Directors' fees and expenses	5,312
Other expenses	4,243
5,169,713

Net investment income (loss)	205,309

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	32,045,467
Securities sold short transactions	(48,531,965)
Forward foreign currency exchange contract transactions	3,262
Foreign currency translation transactions	(7,917)
(16,491,153)

Change in net unrealized appreciation (depreciation) on:
Investments	(26,759,435)
Securities sold short	46,389,247
Forward foreign currency exchange contracts	(5,334)
Translation of assets and liabilities in foreign currencies	303
19,624,781

Net realized and unrealized gain (loss)	3,133,628

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,338,937

See Notes to Financial Statements.

20

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2020 AND MARCH 31, 2019
Increase (Decrease) in Net Assets	March 31, 2020	March 31, 2019
Operations
Net investment income (loss)	$205,309	$1,382,333
Net realized gain (loss)	(16,491,153)	20,545,037
Change in net unrealized appreciation (depreciation)	19,624,781	(33,525,329)
Net increase (decrease) in net assets resulting from operations	3,338,937	(11,597,959)

Distributions to Shareholders
From earnings:
Investor Class	(130,637)	(6,907,961)
I Class	(443,124)	(10,706,558)
A Class	(10,199)	(252,366)
C Class	—	(802,869)
R Class	(102)	(2,255)
Decrease in net assets from distributions	(584,062)	(18,672,009)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(204,267,713)	(221,823,229)

Net increase (decrease) in net assets	(201,512,838)	(252,093,197)

Net Assets
Beginning of period	277,204,373	529,297,570
End of period	$75,691,535	$277,204,373

See Notes to Financial Statements.

21

Notes to Financial Statements

MARCH 31, 2020

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. AC Alternatives Market Neutral Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth, independent of equity market conditions.

The fund offers the Investor Class, I Class, A Class, C Class and R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate and convertible bonds are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

22

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Securities Sold Short — The fund enters into short sales, which is selling securities it does not own, as part of its normal investment activities. Upon selling a security short, the fund will segregate cash, cash equivalents or other appropriate liquid securities in at least an amount equal to the current market value of the securities sold short until the fund replaces the borrowed security. Interest earned on segregated cash for securities sold short, if any, is reflected as interest income. The fund is required to pay any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense. The fund may pay fees or charges on the assets borrowed for securities sold short. These fees are calculated daily based upon the value of each security sold short and a rate that is dependent on the availability of such security. Liabilities for securities sold short are valued daily and changes in value are recorded as change in net unrealized appreciation (depreciation) on securities sold short. The fund records realized gain (loss) on a security sold short when it is terminated by the fund and includes as a component of net realized gain (loss) on securities sold short transactions.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively. Net realized and unrealized foreign currency exchange gains or losses related to securities sold short are a component of net realized gain (loss) on securities sold short transactions and change in net unrealized appreciation (depreciation) on securities sold short, respectively.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

23

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, expenses on securities sold short, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class.

The annual management fee for each class is as follows:

Investor Class	I Class	A Class	C Class	R Class
1.65%	1.45%	1.65%	1.65%	1.65%

24

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2020 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $1,880,505 and $8,206,165, respectively. The effect of interfund transactions on the Statement of Operations was $124,874 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities and securities sold short, excluding short-term investments, for the period ended March 31, 2020 were $733,336,412 and $735,640,978, respectively.

25

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2020		Year ended March 31, 2019
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	100,000,000		170,000,000
Sold	321,330	$3,047,343	3,286,629	$33,034,441
Issued in reinvestment of distributions	13,739	130,105	722,917	6,903,858
Redeemed	(6,921,253)	(65,546,953)	(18,848,151)	(187,412,531)
	(6,586,184)	(62,369,505)	(14,838,605)	(147,474,232)
I Class/Shares Authorized	120,000,000		220,000,000
Sold	7,043,479	68,117,462	15,751,101	161,495,339
Issued in reinvestment of distributions	43,691	420,744	1,062,405	10,315,952
Redeemed	(20,814,474)	(202,447,815)	(22,323,814)	(227,846,287)
	(13,727,304)	(133,909,609)	(5,510,308)	(56,034,996)
A Class/Shares Authorized	30,000,000		25,000,000
Sold	53,781	499,901	129,158	1,287,385
Issued in reinvestment of distributions	1,097	10,191	26,852	251,608
Redeemed	(229,997)	(2,138,082)	(925,853)	(9,237,455)
	(175,119)	(1,627,990)	(769,843)	(7,698,462)
C Class/Shares Authorized	30,000,000		25,000,000
Sold	58,928	512,711	60,650	567,849
Issued in reinvestment of distributions	—	—	91,016	801,847
Redeemed	(802,602)	(6,978,211)	(1,288,401)	(11,950,802)
	(743,674)	(6,465,500)	(1,136,735)	(10,581,106)
R Class/Shares Authorized	20,000,000		10,000,000
Sold	14,041	128,307	2,617	25,325
Issued in reinvestment of distributions	11	102	245	2,255
Redeemed	(2,571)	(23,518)	(6,369)	(62,013)
	11,481	104,891	(3,507)	(34,433)
Net increase (decrease)	(21,220,800)	$(204,267,713)	(22,258,998)	$(221,823,229)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

26

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Banks	$1,068,322	$161,086	—
Beverages	423,113	221,341	—
Chemicals	262,706	225,534	—
Food and Staples Retailing	892,937	401,390	—
Household Durables	—	117,180	—
Machinery	815,414	2,276,347	—
Paper and Forest Products	—	388,595	—
Pharmaceuticals	1,512,990	108,265	—
Other Industries	32,688,860	—	—
Convertible Bonds	—	5,580,391	—
Exchange-Traded Funds	4,019,937	—	—
Temporary Cash Investments	8,788,096	4,183,943	—
	$50,472,375	$13,664,072	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$42,213	—

Liabilities
Securities Sold Short
Common Stocks
Banks	$1,265,948	$164,527	—
Beverages	431,659	216,527	—
Building Products	548,113	402,422	—
Machinery	1,980,972	2,141,683	—
Paper and Forest Products	—	394,391	—
Pharmaceuticals	1,448,721	213,059	—
Other Industries	33,794,905	—	—
Exchange-Traded Funds	7,884,915	—	—
	$47,355,233	$3,532,609	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$47,547	—

27

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $14,577,276.

The value of foreign currency risk derivative instruments as of March 31, 2020, is disclosed on the Statement of Assets and Liabilities as an asset of $42,213 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $47,547 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended March 31, 2020, the effect of foreign currency risk derivative instruments on the Statement of Operations was $3,262 in net realized gain (loss) on forward foreign currency exchange contract transactions and $(5,334) in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the companies whose securities it owns in its long portfolio, or in which the fund has taken a short position as well as other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

The fund is subject to short sales risk. If the market price of a security increases after the fund borrows the security, the fund may suffer a loss when it replaces the borrowed security at the higher price. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the fund must pay to the lender of the borrowed security.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing a significant portion of assets in one country or region may accentuate these risks.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2020 and March 31, 2019 were as follows:

	2020	2019
Distributions Paid From
Ordinary income	$584,062	$3,983,846
Long-term capital gains	—	$14,688,163

28

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$68,768,707
Gross tax appreciation of investments	$1,928,468
Gross tax depreciation of investments	(6,560,728)
Net tax appreciation (depreciation) of investments	(4,632,260)
Gross tax appreciation on securities sold short	5,182,980
Gross tax depreciation on securities sold short	(4,048,426)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(354)
Net tax appreciation (depreciation)	$(3,498,060)
Other book-to-tax adjustments	$(1,533,971)
Undistributed ordinary income	—
Accumulated short-term capital losses	$(38,675,059)
Late-year ordinary loss deferral	$(75,151)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

10. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The adoption of ASU 2017-08 did not materially impact the financial statements.

29

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Operating Expenses (excluding expenses on securities sold short)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2020	$9.45	—(3)	0.14	0.14	(0.06)	—	(0.06)	$9.53	1.52%	3.47%	3.47%	1.66%	0.04%	0.04%	580%	$11,753
2019	$10.27	0.02	(0.33)	(0.31)	—	(0.51)	(0.51)	$9.45	(3.04)%	3.48%	3.58%	1.66%	0.26%	0.16%	324%	$73,871
2018	$10.76	(0.12)	(0.13)	(0.25)	—	(0.24)	(0.24)	$10.27	(2.36)%	3.82%	4.07%	1.66%	(1.10)%	(1.35)%	307%	$232,629
2017	$10.73	(0.18)	0.49	0.31	—	(0.28)	(0.28)	$10.76	2.97%	3.68%	3.94%	1.64%	(1.65)%	(1.91)%	374%	$419,925
2016	$10.44	(0.19)	0.65	0.46	—	(0.17)	(0.17)	$10.73	4.42%	3.78%	4.08%	1.61%	(1.82)%	(2.12)%	679%	$253,885
I Class
2020	$9.61	0.02	0.15	0.17	(0.08)	—	(0.08)	$9.70	1.80%	3.27%	3.27%	1.46%	0.24%	0.24%	580%	$57,261
2019	$10.42	0.05	(0.35)	(0.30)	—	(0.51)	(0.51)	$9.61	(2.90)%	3.28%	3.38%	1.46%	0.46%	0.36%	324%	$188,718
2018	$10.89	(0.09)	(0.14)	(0.23)	—	(0.24)	(0.24)	$10.42	(2.15)%	3.62%	3.87%	1.46%	(0.90)%	(1.15)%	307%	$261,906
2017	$10.83	(0.16)	0.50	0.34	—	(0.28)	(0.28)	$10.89	3.23%	3.48%	3.74%	1.44%	(1.45)%	(1.71)%	374%	$184,717
2016	$10.52	(0.16)	0.64	0.48	—	(0.17)	(0.17)	$10.83	4.58%	3.58%	3.88%	1.41%	(1.62)%	(1.92)%	679%	$124,249
A Class
2020	$9.26	(0.04)	0.16	0.12	(0.04)	—	(0.04)	$9.34	1.29%	3.72%	3.72%	1.91%	(0.21)%	(0.21)%	580%	$2,325
2019	$10.10	(0.01)	(0.32)	(0.33)	—	(0.51)	(0.51)	$9.26	(3.29)%	3.73%	3.83%	1.91%	0.01%	(0.09)%	324%	$3,926
2018	$10.61	(0.15)	(0.12)	(0.27)	—	(0.24)	(0.24)	$10.10	(2.58)%	4.07%	4.32%	1.91%	(1.35)%	(1.60)%	307%	$12,055
2017	$10.61	(0.20)	0.48	0.28	—	(0.28)	(0.28)	$10.61	2.72%	3.93%	4.19%	1.89%	(1.90)%	(2.16)%	374%	$106,662
2016	$10.36	(0.22)	0.64	0.42	—	(0.17)	(0.17)	$10.61	4.07%	4.03%	4.33%	1.86%	(2.07)%	(2.37)%	679%	$76,630

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Operating Expenses (excluding expenses on securities sold short)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2020	$8.69	(0.09)	0.14	0.05	—	—	—	$8.74	0.58%	4.47%	4.47%	2.66%	(0.96)%	(0.96)%	580%	$4,206
2019	$9.58	(0.07)	(0.31)	(0.38)	—	(0.51)	(0.51)	$8.69	(4.00)%	4.48%	4.58%	2.66%	(0.74)%	(0.84)%	324%	$10,648
2018	$10.16	(0.21)	(0.13)	(0.34)	—	(0.24)	(0.24)	$9.58	(3.39)%	4.82%	5.07%	2.66%	(2.10)%	(2.35)%	307%	$22,629
2017	$10.24	(0.27)	0.47	0.20	—	(0.28)	(0.28)	$10.16	2.03%	4.68%	4.94%	2.64%	(2.65)%	(2.91)%	374%	$34,958
2016	$10.08	(0.29)	0.62	0.33	—	(0.17)	(0.17)	$10.24	3.28%	4.78%	5.08%	2.61%	(2.82)%	(3.12)%	679%	$20,902
R Class
2020	$9.07	(0.08)	0.18	0.10	(0.02)	—	(0.02)	$9.15	1.06%	3.97%	3.97%	2.16%	(0.46)%	(0.46)%	580%	$146
2019	$9.92	(0.03)	(0.31)	(0.34)	—	(0.51)	(0.51)	$9.07	(3.45)%	3.98%	4.08%	2.16%	(0.24)%	(0.34)%	324%	$40
2018	$10.46	(0.16)	(0.14)	(0.30)	—	(0.24)	(0.24)	$9.92	(2.91)%	4.32%	4.57%	2.16%	(1.60)%	(1.85)%	307%	$79
2017	$10.49	(0.22)	0.47	0.25	—	(0.28)	(0.28)	$10.46	2.47%	4.18%	4.44%	2.14%	(2.15)%	(2.41)%	374%	$123
2016	$10.26	(0.21)	0.61	0.40	—	(0.17)	(0.17)	$10.49	3.91%	4.28%	4.58%	2.11%	(2.32)%	(2.62)%	679%	$76

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Capital Portfolios, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of AC Alternatives® Market Neutral Value Fund, one of the funds constituting the American Century Capital Portfolios, Inc. (the "Fund"), as of March 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of AC Alternatives® Market Neutral Value Fund of the American Century Capital Portfolios, Inc. as of March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
May 15, 2020

We have served as the auditor of one or more American Century investment companies since 1997.

32

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	63	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	63	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	63	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	63	None

33

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	63	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	63	None
John R. Whitten (1946)	Director	Since 2008	Retired	63	Onto Innovation Inc. (2019-2020); Rudolph Technologies, Inc. (2006-2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	80	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	120	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

34

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019
Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Chief Operating Officer, ACC (2012-2015). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries

R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

35

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2018 through December 31, 2019. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

36

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

37

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2020.

For corporate taxpayers, the fund hereby designates $584,062, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2020 as qualified for the corporate dividends received deduction.

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92270 2005

Annual Report

March 31, 2020

Equity Income Fund
Investor Class (TWEIX)
I Class (ACIIX)
Y Class (AEIYX)
A Class (TWEAX)
C Class (AEYIX)
R Class (AEURX)
R5 Class (AEIUX)
R6 Class (AEUDX)
G Class (AEIMX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2020. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional insights, please visit americancentury.com.

Virus Outbreak Abruptly Altered Economic, Market Backdrops

Through most of the period, market sentiment was upbeat, partly due to accommodative Federal Reserve (Fed) policy and modest inflation. Improving economic and corporate earnings data and a phase 1 U.S.-China trade deal also helped boost growth outlooks. Against this backdrop, key U.S. stock benchmarks rose to record highs by mid-February, and U.S. bonds continued to advance.

However, beginning in late February, unprecedented social and economic turmoil emerged and reversed the positive trajectory. The COVID-19 epidemic originating in China rapidly spread throughout the world, forcing stay-at-home orders and industry-wide shutdowns. U.S. stocks, corporate bonds and other riskier assets sold off sharply, while U.S. Treasuries rallied in the global flight to quality. The Fed stepped in quickly and aggressively, slashing interest rates to near 0% and enacting massive lending and asset-purchase programs to stabilize the financial system.

The swift and severe sell-off erased the strong stock market gains realized earlier in the period and left key benchmarks with losses for the 12 months. Reflecting their defensive characteristics, high-quality U.S. bonds withstood the turmoil and delivered solid returns for the 12-month period.

Promoting Health and Safety Remains Our Focus

While the market impact of COVID-19 has been severe, reducing the human toll is most important. We are monitoring the situation closely and following guidelines and protocols from all relevant authorities. Our firm has activated a comprehensive Pandemic Response Plan, which includes social distancing and work-from-home mandates, travel restrictions and escalated cleaning regimens at all our facilities. We’ve also launched a Business Continuity Plan to maintain regular business operations and ensure delivery of outstanding service.

We appreciate your confidence in us during these extraordinary times. We have a long history of helping clients weather volatile markets, and we are confident we will meet today’s challenges. In the meantime, the health and safety of you, your family and our employees remain a top priority.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2020
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWEIX	-11.81%	4.90%	7.98%	—	8/1/94
Russell 3000 Value Index	—	-18.02%	1.61%	7.46%	—	—
S&P 500 Index	—	-6.98%	6.72%	10.52%	—	—
I Class	ACIIX	-11.62%	5.13%	8.20%	—	7/8/98
Y Class	AEIYX	-11.48%	—	—	0.84%	4/10/17
A Class	TWEAX					3/7/97
No sales charge		-12.02%	4.64%	7.71%	—
With sales charge		-17.08%	3.42%	7.08%	—
C Class	AEYIX	-12.66%	3.87%	6.92%	—	7/13/01
R Class	AEURX	-12.28%	4.38%	7.44%	—	8/29/03
R5 Class	AEIUX	-11.74%	—	—	0.65%	4/10/17
R6 Class	AEUDX	-11.48%	5.28%	—	6.40%	7/26/13
G Class	AEIMX	—	—	—	-15.32%	8/1/19
Average annual returns since inception are presented when ten years of performance history is not available.
G Class returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2010
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2020
Investor Class — $21,558

Russell 3000 Value Index — $20,551

S&P 500 Index — $27,210

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
0.92%	0.72%	0.57%	1.17%	1.92%	1.42%	0.72%	0.57%	0.57%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Phil Davidson, Kevin Toney, Michael Liss and Brian Woglom

Performance Summary

Equity Income returned -11.81%* for the fiscal year ended March 31, 2020, outperforming the Russell 3000 Value Index, which returned -18.02%. The consumer staples sector helped drive outperformance relative to the benchmark due to security selection and an overweight allocation. Security selection in financials also benefited performance. Security selection in real estate detracted. An underweight allocation and stock selection in the communication services sector also hampered performance.

Consumer Staples Led Outperformance

Stock market performance for the fiscal year was dominated by the steep sell-off in the final weeks, sparked by the COVID-19 pandemic. Defensive sectors such as consumer staples held up better than other sectors. Stock selection and an overweight allocation to consumer staples aided relative performance. Nestle outperformed as its exposure to the stable food products industry and its strong balance sheet provided more downside protection in the market downturn. Kimberly-Clark was another key contributor in the sector. We like Kimberly-Clark because we think it offers solid market shares in stable end markets, an attractive dividend yield, strong free cash flow generation and a focused management team.

Security selection in the financials sector also was helpful. A fixed-to-floating perpetual preferred stock position in Wells Fargo & Co. was a major contributor in the sector. The holding was eliminated as it was called at par.

Other significant contributors included Medtronic. This medical device maker outperformed due largely to its high-quality balance sheet and broad portfolio. The stock was also buoyed by trial data for the company’s renal denervation therapy used to treat hypertension, which could provide Medtronic with a new multibillion-dollar opportunity. Microsoft outperformed due to its positive earnings report and strong balance sheet. The company also benefited from the opportunity to accelerate cloud adoption and working from home tools as the workforce shifted to respond to the coronavirus threat. Johnson & Johnson outperformed during the high market volatility at the end of the fiscal year. We think the company’s strong balance sheet and the potential for its pharmaceutical and consumer businesses to withstand an economic downturn make the stock an attractive holding.

Real Estate Led Detractors

Stock selection in real estate weighed on performance, which was partially offset by an underweight allocation. Our position in Welltower detracted from performance. This real estate investment trust primarily invests in senior housing and related health care facilities. The stock underperformed due to the potential impact COVID-19 could have on current senior housing tenants as well as future demand.

Elsewhere, Comerica was a notable detractor. Lower interest rates and increased credit risk from worsening economic conditions drove underperformance for many banks. Comerica has relatively higher exposure to lower short-term interest rates than other banks. Also, increased technology investment guidance for 2020 was worse than expected. Enterprise Products Partners weighed on

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

relative performance. Our position in this master limited partnership detracted from performance as energy sector valuations contracted due to the outlook for lower U.S. oil and gas production.

Our underweight position in Intel detracted from relative performance. The stock outperformed after Intel delivered strong results and issued guidance reflecting a rebound in the data center market and firmness in the personal computer market. Oil field services company Schlumberger underperformed due to lower oil and gas prices, which led to reduced spending by its customers.

Portfolio Positioning

The portfolio seeks to invest in companies where we believe the valuation does not reflect the quality and normal earnings power of the company. This is intended to result in a higher-yielding, less volatile portfolio versus the benchmark. Our process is based on individual security selection, but broad themes have emerged.

We used the broad market sell-off as an opportunity to upgrade the quality of the portfolio, including attractive companies offering superior dividend yields. Since our focus is on higher-quality companies, we believe we have entered this unexpected recession relatively well positioned. The coronavirus will have a significant impact on earnings for many companies and on dividends for some companies. We expect some management teams to view this as an opportunity to explain away deeper issues. Therefore, our job as active fundamental managers is to differentiate between high-quality companies that are experiencing transitory headwinds from companies that are severely impaired.

At the end of the period, information technology, financials and health care were our largest overweights relative to the benchmark. We held significant underweights in communication services, consumer discretionary and real estate.

6

Fund Characteristics

MARCH 31, 2020
Top Ten Holdings	% of net assets
Johnson & Johnson	4.4%
iShares Russell 1000 Value ETF	4.3%
Medtronic plc	3.8%
Roche Holding AG	2.7%
Texas Instruments, Inc.	2.7%
Verizon Communications, Inc.	2.7%
Marsh & McLennan Cos., Inc.	2.6%
Kimberly-Clark Corp.	2.6%
Emerson Electric Co.	2.3%
Walmart, Inc.	2.3%

Top Five Industries	% of net assets
Banks	12.3%
Pharmaceuticals	8.4%
Semiconductors and Semiconductor Equipment	6.1%
Gas Utilities	5.8%
Household Products	5.7%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	67.6%
Foreign Common Stocks*	8.4%
Preferred Stocks	9.3%
Convertible Bonds	4.7%
Exchange-Traded Funds	4.3%
Convertible Preferred Stocks	2.8%
Total Equity Exposure	97.1%
Corporate Bonds	0.2%
Temporary Cash Investments	2.4%
Temporary Cash Investments - Securities Lending Collateral	—**
Other Assets and Liabilities	0.3%
*Includes depositary shares, dual listed securities and foreign ordinary shares.
**Category is less than 0.05% of total net assets.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2019 to March 31, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/19	Ending Account Value 3/31/20	Expenses Paid During Period(1) 10/1/19 - 3/31/20	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$822.60	$4.15	0.91%
I Class	$1,000	$823.60	$3.24	0.71%
Y Class	$1,000	$824.30	$2.55	0.56%
A Class	$1,000	$821.60	$5.28	1.16%
C Class	$1,000	$818.70	$8.68	1.91%
R Class	$1,000	$820.10	$6.42	1.41%
R5 Class	$1,000	$822.50	$3.23	0.71%
R6 Class	$1,000	$824.30	$2.55	0.56%
G Class	$1,000	$825.60	$0.00	0.00%(2)
Hypothetical
Investor Class	$1,000	$1,020.45	$4.60	0.91%
I Class	$1,000	$1,021.45	$3.59	0.71%
Y Class	$1,000	$1,022.20	$2.83	0.56%
A Class	$1,000	$1,019.20	$5.86	1.16%
C Class	$1,000	$1,015.45	$9.62	1.91%
R Class	$1,000	$1,017.95	$7.11	1.41%
R5 Class	$1,000	$1,021.45	$3.59	0.71%
R6 Class	$1,000	$1,022.20	$2.83	0.56%
G Class	$1,000	$1,025.00	$0.00	0.00%(2)

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

(2)	Other expenses, which include directors' fees and expenses, did not exceed 0.005%.

9

Schedule of Investments

MARCH 31, 2020

	Shares/ Principal Amount	Value
COMMON STOCKS — 76.0%
Aerospace and Defense — 0.4%
Raytheon Co.	286,600	$37,587,590
Air Freight and Logistics — 0.9%
United Parcel Service, Inc., Class B	971,318	90,740,528
Banks — 4.7%
Comerica, Inc.	2,302,372	67,551,594
Commerce Bancshares, Inc.	599,314	30,175,460
JPMorgan Chase & Co.	798,497	71,888,685
PNC Financial Services Group, Inc. (The)	1,987,018	190,197,363
Wells Fargo & Co.	3,999,600	114,788,520
		474,601,622
Beverages — 0.3%
PepsiCo, Inc.	281,400	33,796,140
Capital Markets — 3.3%
Bank of New York Mellon Corp. (The)	3,398,800	114,471,584
BlackRock, Inc.	169,800	74,706,906
Janus Henderson Group plc	1,298,921	19,899,470
Northern Trust Corp.	896,440	67,645,362
T. Rowe Price Group, Inc.	594,400	58,043,160
		334,766,482
Chemicals — 0.7%
Akzo Nobel NV	1,099,900	72,512,383
Commercial Services and Supplies — 0.9%
Republic Services, Inc.	1,198,361	89,948,977
Communications Equipment — 1.4%
Cisco Systems, Inc.	3,599,191	141,484,198
Construction Materials — 0.3%
Martin Marietta Materials, Inc.	145,700	27,570,811
Distributors — 0.1%
Genuine Parts Co.	198,541	13,367,766
Diversified Telecommunication Services — 2.7%
Verizon Communications, Inc.	4,992,537	268,249,013
Electric Utilities — 1.7%
Duke Energy Corp.	699,500	56,575,560
Edison International	798,514	43,750,582
Eversource Energy	460,509	36,016,409
Pinnacle West Capital Corp.	485,617	36,804,912
		173,147,463
Electrical Equipment — 4.1%
Emerson Electric Co.	4,794,294	228,448,109
Hubbell, Inc.	1,599,258	183,498,863
		411,946,972

10

	Shares/ Principal Amount	Value
Energy Equipment and Services — 0.1%
Schlumberger Ltd.	631,212	$8,515,050
Equity Real Estate Investment Trusts (REITs) — 1.1%
Welltower, Inc.	1,669,254	76,418,448
Weyerhaeuser Co.	1,799,084	30,494,474
		106,912,922
Food and Staples Retailing — 3.7%
Koninklijke Ahold Delhaize NV	5,996,242	140,331,761
Walmart, Inc.	1,998,929	227,118,313
		367,450,074
Food Products — 2.5%
Hershey Co. (The)	396,400	52,523,000
Nestle SA	1,882,800	194,056,851
		246,579,851
Gas Utilities — 5.8%
Atmos Energy Corp.	1,995,947	198,057,821
ONE Gas, Inc.	2,498,196	208,899,149
Spire, Inc.	2,297,779	171,138,580
		578,095,550
Health Care Equipment and Supplies — 3.8%
Medtronic plc	4,250,479	383,308,196
Health Care Providers and Services — 1.6%
Quest Diagnostics, Inc.	1,997,558	160,403,907
Health Care Technology — 0.4%
Cerner Corp.	597,600	37,642,824
Hotels, Restaurants and Leisure — 0.2%
Sodexo SA(1)	259,600	17,591,186
Household Products — 5.7%
Colgate-Palmolive Co.	1,498,700	99,453,732
Kimberly-Clark Corp.	1,998,680	255,571,212
Procter & Gamble Co. (The)	1,944,638	213,910,180
		568,935,124
Insurance — 5.2%
Aflac, Inc.	1,995,198	68,315,580
Chubb Ltd.	1,696,728	189,507,550
Marsh & McLennan Cos., Inc.	2,999,405	259,328,556
		517,151,686
IT Services — 1.6%
Automatic Data Processing, Inc.	1,197,792	163,714,211
Machinery — 0.3%
Deere & Co.	140,700	19,439,112
PACCAR, Inc.	199,700	12,207,661
		31,646,773
Oil, Gas and Consumable Fuels — 4.4%
Chevron Corp.	1,753,116	127,030,785
ConocoPhillips	597,429	18,400,813
Enterprise Products Partners LP	9,097,418	130,093,078

11

	Shares/ Principal Amount	Value
Shell Midstream Partners LP	2,498,136	$24,931,397
TOTAL SA	3,741,758	145,103,375
		445,559,448
Pharmaceuticals — 8.4%
Johnson & Johnson	3,376,087	442,706,288
Pfizer, Inc.	3,796,499	123,917,727
Roche Holding AG	839,300	272,868,199
		839,492,214
Road and Rail — 1.5%
Norfolk Southern Corp.	999,541	145,932,986
Semiconductors and Semiconductor Equipment — 4.9%
Applied Materials, Inc.	1,097,339	50,280,073
Intel Corp.	495,700	26,827,284
Maxim Integrated Products, Inc.	2,999,900	145,825,139
Texas Instruments, Inc.	2,699,986	269,809,601
		492,742,097
Software — 2.2%
Microsoft Corp.	1,399,736	220,752,365
Thrifts and Mortgage Finance — 1.1%
Capitol Federal Financial, Inc.(2)	9,199,479	106,805,951
TOTAL COMMON STOCKS (Cost $7,355,554,753)		7,608,952,360
PREFERRED STOCKS — 9.3%
Banks — 7.0%
Bank of America Corp., 4.30%(1)	89,975,000	77,490,969
Bank of America Corp., 5.875%	100,047,000	101,463,165
Citigroup, Inc., 5.00%	47,386,000	43,351,319
Citigroup, Inc., 5.95%	86,555,000	83,758,408
JPMorgan Chase & Co., 4.60%	85,774,000	75,176,622
JPMorgan Chase & Co., 5.00%	160,963,000	151,014,682
JPMorgan Chase & Co., 5.24%	33,979,000	30,725,341
U.S. Bancorp, 5.30%	138,862,000	133,423,470
		696,403,976
Capital Markets — 0.2%
Bank of New York Mellon Corp. (The), 4.95%	23,292,000	20,269,397
Charles Schwab Corp. (The), 5.00%(1)	4,642,000	3,903,063
		24,172,460
Electric Utilities — 0.9%
Duke Energy Corp., 4.875%	103,261,000	86,811,006
Insurance — 0.1%
Progressive Corp. (The), 5.375%	15,332,000	12,986,357
Multi-Utilities — 0.6%
Dominion Energy, Inc., 4.65%	69,985,000	62,937,861
Oil, Gas and Consumable Fuels — 0.5%
Plains All American Pipeline LP, 6.125%	93,901,000	47,114,357
TOTAL PREFERRED STOCKS (Cost $1,062,270,658)		930,426,017

12

	Shares/ Principal Amount	Value
CONVERTIBLE BONDS — 4.7%
Aerospace and Defense — 0.3%
Goldman Sachs International, (convertible into Raytheon Co.), 2.40%, 8/31/20(3)(4)	$99,900	$13,342,409
UBS AG, (convertible into Raytheon Co.), 1.25%, 6/24/20(3)(4)	122,700	16,212,658
		29,555,067
Airlines — 0.2%
Royal Bank of Canada, (convertible into Southwest Airlines Co.), 2.25%, 7/24/20(3)(4)	499,900	17,726,183
Construction Materials — 0.4%
Citigroup Global Markets Holdings, Inc., (convertible into Martin Marietta Materials, Inc.), 3.45%, 9/1/20(3)(4)	74,944	13,877,730
Morgan Stanley B.V., (convertible into Martin Marietta Materials, Inc.), 6.81%, 9/14/20(3)(4)	99,900	18,282,910
Royal Bank of Canada, (convertible into Martin Marietta Materials, Inc.), 3.65%, 8/21/20(3)(4)	59,900	11,338,687
		43,499,327
Diversified Financial Services — 1.1%
Merrill Lynch International & Co. C.V., (convertible into Berkshire Hathaway, Inc., Class B), 1.85%, 8/21/20(3)(4)	264,000	47,522,038
Wells Fargo Bank N.A., (convertible into Berkshire Hathaway, Inc., Class B), 1.01%, 7/9/20(3)(4)	169,900	31,254,077
Wells Fargo Bank N.A., (convertible into Berkshire Hathaway, Inc., Class B), 1.69%, 7/30/20(3)(4)	149,900	27,629,827
		106,405,942
Electrical Equipment — 0.1%
Credit Suisse AG, (convertible into Emerson Electric Co.), 3.40%, 4/30/20(3)(4)	271,900	12,598,597
Energy Equipment and Services — 0.1%
Citigroup Global Markets Holdings, Inc., (convertible into Schlumberger Ltd.), 6.84%, 7/20/20(3)(4)	999,000	13,774,042
Health Care Equipment and Supplies — 0.3%
Morgan Stanley B.V., (convertible into Hologic, Inc.), 0.81%, 7/16/20(3)(4)	229,000	7,981,058
Royal Bank of Canada, (convertible into Hologic, Inc.), 1.55%, 8/4/20(3)(4)	319,900	11,235,917
Royal Bank of Canada, (convertible into Hologic, Inc.), 10.75%, 9/16/20(3)(4)	295,700	10,541,736
		29,758,711
Health Care Technology — 0.8%
Credit Suisse AG, (convertible into Cerner Corp.), 3.45%, 4/20/20(3)(4)	399,900	26,436,416
Credit Suisse AG, (convertible into Cerner Corp.), 1.28%, 6/22/20(3)(4)	338,200	22,041,716
Merrill Lynch International & Co. C.V., (convertible into Cerner Corp.), 2.20%, 5/29/20(3)(4)	217,700	13,293,707
Morgan Stanley B.V., (convertible into Cerner Corp.), 2.91%, 4/28/20(3)(4)	286,900	19,120,999
		80,892,838
Insurance — 0.2%
AXA SA, 7.25%, 5/15/21(3)	23,639,000	17,204,228

13

	Shares/ Principal Amount	Value
Semiconductors and Semiconductor Equipment — 1.2%
Microchip Technology, Inc., 1.625%, 2/15/27	$116,113,000	$119,462,126
TOTAL CONVERTIBLE BONDS (Cost $603,697,740)		470,877,061
EXCHANGE-TRADED FUNDS — 4.3%
iShares Russell 1000 Value ETF (Cost $514,679,657)	4,398,542	436,247,396
CONVERTIBLE PREFERRED STOCKS — 2.8%
Banks — 0.6%
Bank of America Corp., 7.25%	17,924	22,692,143
Wells Fargo & Co., 7.50%	29,957	38,165,817
		60,857,960
Health Care Equipment and Supplies — 1.4%
Becton Dickinson & Co., 6.125%, 5/1/20	2,698,700	141,088,036
Machinery — 0.8%
Stanley Black & Decker, Inc., 5.375%, 5/15/20(1)	944,605	68,625,553
Stanley Black & Decker, Inc., 5.25%, 11/15/22	99,100	6,933,036
		75,558,589
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $320,371,685)		277,504,585
CORPORATE BONDS — 0.2%
Electric Utilities — 0.2%
NextEra Energy Capital Holdings, Inc., VRN, 5.65%, 5/1/79 (Cost $20,019,044)	$19,991,000	18,486,035
TEMPORARY CASH INVESTMENTS — 2.4%
Federal Home Loan Bank Discount Notes, 0.00%, 4/1/20(5)	53,000,000	53,000,000
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.875% - 3.000%, 11/30/21 - 5/15/45, valued at $61,162,043), in a joint trading account at 0.01%, dated 3/31/20, due 4/1/20 (Delivery value $59,972,871)		59,972,855
State Street Institutional U.S. Government Money Market Fund, Premier Class	125,271,719	125,271,719
TOTAL TEMPORARY CASH INVESTMENTS (Cost $238,244,574)		238,244,574
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(6)†
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $2,866,187)	2,866,187	2,866,187
TOTAL INVESTMENT SECURITIES — 99.7% (Cost $10,117,704,298)		9,983,604,215
OTHER ASSETS AND LIABILITIES — 0.3%		27,508,785
TOTAL NET ASSETS — 100.0%		$10,011,113,000

WRITTEN OPTIONS CONTRACTS
Reference Entity	Contracts	Type	Exercise Price	Expiration Date	Underlying Notional Amount	Premiums Received	Value
Home Depot, Inc. (The)	371	Put	$120.00	4/17/20	$6,926,941	$(80,112)	$(10,945)

14

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CHF	16,289,298	USD	16,720,435	UBS AG	6/30/20	$274,138
CHF	10,170,216	USD	10,403,355	UBS AG	6/30/20	207,199
USD	305,135,076	CHF	294,928,308	UBS AG	6/30/20	(2,562,689)
USD	29,170,366	CHF	28,622,984	UBS AG	6/30/20	(691,902)
USD	12,989,955	CHF	12,798,873	UBS AG	6/30/20	(363,068)
USD	45,748,789	CHF	44,558,405	UBS AG	6/30/20	(738,854)
USD	9,804,737	CHF	9,409,518	UBS AG	6/30/20	(12,183)
USD	17,902,436	CHF	17,036,763	UBS AG	6/30/20	128,035
USD	19,141,686	CHF	18,418,896	UBS AG	6/30/20	(74,690)
EUR	20,504,170	USD	22,182,436	Credit Suisse AG	6/30/20	508,066
EUR	15,960,637	USD	17,675,560	Credit Suisse AG	6/30/20	(13,061)
EUR	11,656,543	USD	12,520,048	Credit Suisse AG	6/30/20	379,417
EUR	18,872,403	USD	20,212,155	Credit Suisse AG	6/30/20	672,587
USD	329,755,111	EUR	303,281,656	Credit Suisse AG	6/30/20	(5,865,062)
USD	4,035,632	EUR	3,742,414	Credit Suisse AG	6/30/20	(105,830)
USD	60,642,488	EUR	55,641,947	Credit Suisse AG	6/30/20	(932,485)
USD	10,151,954	EUR	9,194,777	Credit Suisse AG	6/30/20	(23,251)
JPY	223,323,040	USD	2,047,727	Bank of America N.A.	6/30/20	37,017
JPY	803,154,880	USD	7,320,294	Bank of America N.A.	6/30/20	177,239
USD	9,651,068	JPY	1,026,477,920	Bank of America N.A.	6/30/20	68,791
						$(8,930,586)

NOTES TO SCHEDULE OF INVESTMENTS
CHF	-	Swiss Franc
EUR	-	Euro
JPY	-	Japanese Yen
USD	-	United States Dollar
VRN	-
Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.

†	Category is less than 0.05% of total net assets.

(1)
Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $2,736,942. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.

(2)
Affiliated Company: the fund’s holding represents ownership of 5% or more of the voting securities of the company; therefore, the company is affiliated as defined in the Investment Company Act of 1940.

(3)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $351,414,935, which represented 3.5% of total net assets.

(4)	Equity-linked debt security. The aggregated value of these securities at the period end was $334,210,707, which represented 3.3% of total net assets.

(5)	The rate indicated is the yield to maturity at purchase.

(6)	Investment of cash collateral from securities on loan. At the period end, the aggregate market value of the collateral held by the fund was $2,866,187.

See Notes to Financial Statements.

15

Statement of Assets and Liabilities

MARCH 31, 2020
Assets
Investment securities - unaffiliated, at value (cost of $10,008,891,076) — including $2,736,942 of securities on loan	$9,873,932,077
Investment securities - affiliated, at value (cost of $105,947,035)	106,805,951
Investment made with cash collateral received for securities on loan, at value (cost of $2,866,187)	2,866,187
Total investment securities, at value (cost of $10,117,704,298)	9,983,604,215
Cash	153,655
Deposits with broker for options contracts	26,648,430
Receivable for investments sold	234,228,303
Receivable for capital shares sold	17,495,629
Unrealized appreciation on forward foreign currency exchange contracts	2,452,489
Dividends and interest receivable	36,872,452
Securities lending receivable	11,907
10,301,467,080

Liabilities
Written options, at value (premiums received $80,112)	10,945
Payable for collateral received for securities on loan	2,866,187
Payable for investments purchased	243,694,252
Payable for capital shares redeemed	24,767,486
Unrealized depreciation on forward foreign currency exchange contracts	11,383,075
Accrued management fees	7,100,634
Distribution and service fees payable	531,501
290,354,080

Net Assets	$10,011,113,000

Net Assets Consist of:
Capital (par value and paid-in surplus)	$10,515,442,565
Distributable earnings	(504,329,565)
$10,011,113,000

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$3,660,808,115	512,643,434	$7.14
I Class, $0.01 Par Value	$4,157,381,963	581,382,057	$7.15
Y Class, $0.01 Par Value	$222,843,679	31,128,942	$7.16
A Class, $0.01 Par Value	$698,473,287	97,829,212	$7.14*
C Class, $0.01 Par Value	$394,128,784	55,227,809	$7.14
R Class, $0.01 Par Value	$56,388,103	7,930,444	$7.11
R5 Class, $0.01 Par Value	$911,615	127,605	$7.14
R6 Class, $0.01 Par Value	$820,173,220	114,582,063	$7.16
G Class, $0.01 Par Value	$4,234	591	$7.16
*Maximum offering price $7.58 (net asset value divided by 0.9425).

See Notes to Financial Statements.

16

Statement of Operations

YEAR ENDED MARCH 31, 2020
Investment Income (Loss)
Income:
Dividends (including $8,555,515 from affiliates and net of foreign taxes withheld of $5,301,367)	$304,508,205
Interest	56,695,678
Securities lending, net	296,270
361,500,153

Expenses:
Management fees	96,694,695
Distribution and service fees:
A Class	2,174,577
C Class	5,195,661
R Class	388,305
Directors' fees and expenses	396,706
Other expenses	28,998
104,878,942
Fees waived - G Class	(19)
104,878,923

Net investment income (loss)	256,621,230

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	247,020,663
Forward foreign currency exchange contract transactions	36,305,621
Written options contract transactions	6,784,842
Foreign currency translation transactions	292,724
290,403,850

Change in net unrealized appreciation (depreciation) on:
Investments (including $(16,007,094) from affiliates)	(1,930,127,849)
Forward foreign currency exchange contracts	(14,656,452)
Written options contracts	(539,668)
Translation of assets and liabilities in foreign currencies	210,429
(1,945,113,540)

Net realized and unrealized gain (loss)	(1,654,709,690)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,398,088,460)

See Notes to Financial Statements.

17

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2020 AND MARCH 31, 2019
Increase (Decrease) in Net Assets	March 31, 2020	March 31, 2019
Operations
Net investment income (loss)	$256,621,230	$241,747,930
Net realized gain (loss)	290,403,850	449,978,281
Change in net unrealized appreciation (depreciation)	(1,945,113,540)	289,971,079
Net increase (decrease) in net assets resulting from operations	(1,398,088,460)	981,697,290

Distributions to Shareholders
From earnings:
Investor Class	(340,852,305)	(446,677,737)
I Class	(366,932,951)	(208,964,964)
Y Class	(19,641,585)	(16,942,339)
A Class	(60,875,609)	(61,295,918)
C Class	(31,995,010)	(35,473,742)
R Class	(5,030,757)	(6,180,212)
R5 Class	(78,647)	(63,192)
R6 Class	(72,662,809)	(56,544,741)
G Class	(358)	—
Decrease in net assets from distributions	(898,070,031)	(832,142,845)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	894,237,191	(415,119,291)

Net increase (decrease) in net assets	(1,401,921,300)	(265,564,846)

Net Assets
Beginning of period	11,413,034,300	11,678,599,146
End of period	$10,011,113,000	$11,413,034,300

See Notes to Financial Statements.

18

Notes to Financial Statements

MARCH 31, 2020

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Equity Income Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek current income. Capital appreciation is a secondary objective.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the G Class commenced on August 1, 2019.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities and convertible bonds are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded options contracts are valued at a mean as provided by independent pricing services. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

19

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Equity-Linked Debt and Linked-Equity Securities — The fund may invest in hybrid equity securities, which usually convert into common stock at a date predetermined by the issuer. These securities generally offer a higher dividend yield than that of the common stock to which the security is linked. These instruments are issued by a company other than the one to which the security is linked and carry the credit of the issuer, not that of the underlying common stock. The securities’ appreciation is limited based on a predetermined final cap price at the date of the conversion. Risks of investing in these securities include, but are not limited to, a set time to capture the yield advantage, limited appreciation potential, decline in value of the underlying stock, and failure of the issuer to pay dividends or to deliver common stock at maturity.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

20

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of March 31, 2020.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$1,635,554	—	—	—	$1,635,554
Preferred Stocks	1,223,025	—	—	—	1,223,025
Convertible Preferred Stocks	7,608	—	—	—	7,608
Total Borrowings	$2,866,187	—	—	—	$2,866,187
Gross amount of recognized liabilities for securities lending transactions					$2,866,187

(1)	Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

21

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). Effective August 1, 2019, the investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors.

The management fee schedule range and the effective annual management fee for each class for the period ended March 31, 2020 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	0.80% to 1.00%	0.91%
I Class	0.60% to 0.80%	0.71%
Y Class	0.45% to 0.65%	0.56%
A Class	0.80% to 1.00%	0.91%
C Class	0.80% to 1.00%	0.91%
R Class	0.80% to 1.00%	0.91%
R5 Class	0.60% to 0.80%	0.71%
R6 Class	0.45% to 0.65%	0.56%
G Class	0.45% to 0.65%	0.00%(1)

(1)	Effective annual management fee before waiver was 0.56%.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2020 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

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Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $54,343,865 and $39,474,711, respectively. The effect of interfund transactions on the Statement of Operations was $5,660,780 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended March 31, 2020 were $9,916,076,044 and $9,451,917,331, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2020(1)		Year ended March 31, 2019
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	4,700,000,000		5,100,000,000
Sold	76,577,889	$675,765,127	105,034,421	$904,564,870
Issued in reinvestment of distributions	36,635,090	332,268,596	52,518,503	438,594,459
Redeemed	(300,004,541)	(2,611,886,041)	(213,342,954)	(1,849,710,287)
	(186,791,562)	(1,603,852,318)	(55,790,030)	(506,550,958)
I Class/Shares Authorized	3,700,000,000		2,200,000,000
Sold	370,363,277	3,265,100,957	116,496,183	1,011,040,819
Issued in reinvestment of distributions	38,092,032	345,571,110	22,330,282	186,839,532
Redeemed	(151,793,644)	(1,291,749,298)	(118,643,000)	(1,017,050,590)
	256,661,665	2,318,922,769	20,183,465	180,829,761
Y Class/Shares Authorized	220,000,000		200,000,000
Sold	11,050,681	93,766,095	6,966,057	60,695,249
Issued in reinvestment of distributions	2,090,685	18,982,712	1,947,186	16,329,263
Redeemed	(8,498,354)	(72,292,572)	(7,493,667)	(64,749,944)
	4,643,012	40,456,235	1,419,576	12,274,568
A Class/Shares Authorized	700,000,000		725,000,000
Sold	19,853,899	176,773,387	17,752,502	153,964,874
Issued in reinvestment of distributions	6,419,773	58,271,266	6,980,719	58,246,057
Redeemed	(26,236,608)	(230,967,832)	(35,261,101)	(305,057,790)
	37,064	4,076,821	(10,527,880)	(92,846,859)
C Class/Shares Authorized	400,000,000		500,000,000
Sold	9,411,907	84,070,191	8,279,818	70,756,974
Issued in reinvestment of distributions	3,151,688	28,683,849	3,837,636	31,864,627
Redeemed	(19,320,917)	(170,097,143)	(23,123,153)	(200,253,311)
	(6,757,322)	(57,343,103)	(11,005,699)	(97,631,710)
R Class/Shares Authorized	80,000,000		85,000,000
Sold	1,221,785	10,377,138	1,038,898	8,958,660
Issued in reinvestment of distributions	548,345	4,959,868	732,996	6,081,671
Redeemed	(4,059,305)	(35,774,297)	(2,422,060)	(20,768,459)
	(2,289,175)	(20,437,291)	(650,166)	(5,728,128)
R5 Class/Shares Authorized	20,000,000		30,000,000
Sold	44,230	399,711	62,000	543,095
Issued in reinvestment of distributions	8,678	78,647	7,548	63,192
Redeemed	(27,847)	(244,584)	(42,901)	(380,039)
	25,061	233,774	26,647	226,248
R6 Class/Shares Authorized	800,000,000		600,000,000
Sold	34,167,972	304,078,802	22,090,431	191,070,418
Issued in reinvestment of distributions	8,004,159	72,662,809	6,747,076	56,541,527
Redeemed	(19,007,157)	(164,566,665)	(17,657,119)	(153,304,158)
	23,164,974	212,174,946	11,180,388	94,307,787
G Class/Shares Authorized	140,000,000		N/A
Sold	552	5,000
Issued in reinvestment of distributions	39	358
	591	5,358
Net increase (decrease)	88,694,308	$894,237,191	(45,163,699)	$(415,119,291)

(1)	August 1, 2019 (commencement of sale) through March 31, 2020 for the G Class.

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6. Affiliated Company Transactions

If a fund's holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the period ended March 31, 2020 follows (amounts in thousands):

Company	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Income
Capitol Federal Financial, Inc.	$122,813	—	—	$(16,007)	$106,806	9,199	—	$8,556

7. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Chemicals	—	$72,512,383	—
Food and Staples Retailing	$227,118,313	140,331,761	—
Food Products	52,523,000	194,056,851	—
Hotels, Restaurants and Leisure	—	17,591,186	—
Oil, Gas and Consumable Fuels	300,456,073	145,103,375	—
Pharmaceuticals	566,624,015	272,868,199	—
Other Industries	5,619,767,204	—	—
Preferred Stocks	—	930,426,017	—
Convertible Bonds	—	470,877,061	—
Exchange-Traded Funds	436,247,396	—	—
Convertible Preferred Stocks	277,504,585	—	—
Corporate Bonds	—	18,486,035	—
Temporary Cash Investments	125,271,719	112,972,855	—
Temporary Cash Investments - Securities Lending Collateral	2,866,187	—	—
	$7,608,378,492	$2,375,225,723	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$2,452,489	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$11,383,075	—
Written Options Contracts	$10,945	—	—
	$10,945	$11,383,075	—

8. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into options contracts based on an equity index or specific security in order to manage its exposure to changes in market conditions. The risks of entering into equity price risk derivative instruments include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. A fund may purchase or write an option contract to protect against declines in market value on the underlying index or security. A purchased option contract provides the fund a right, but not an obligation, to buy (call) or sell (put) an equity-related asset at a specified exercise price within a certain period or on a specific date. A written option contract holds the corresponding obligation to sell (call writing) or buy (put writing) the underlying equity-related asset if the purchaser exercises the option contract. The buyer pays the seller an initial purchase price (premium) for this right. Option contracts purchased by a fund are accounted for in the same manner as marketable portfolio securities. The premium received by a fund for option contracts written is recorded as a liability and valued daily. The proceeds from securities sold through the exercise of option contracts are decreased by the premium paid to purchase the option contracts. A fund may recognize a realized gain or loss when the option contract is closed, exercised or expires. Net realized and unrealized gains or losses occurring during the holding period of purchased options contracts are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively. Net realized and unrealized gains or losses occurring during the holding period of written options contracts are a component of net realized gain (loss) on written options contract transactions and change in net unrealized appreciation (depreciation) on written options contracts, respectively. The fund’s average exposure to equity price risk derivative instruments held during the period was 6,074 written options contracts.

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Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $990,134,965.

Value of Derivative Instruments as of March 31, 2020

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Equity Price Risk	Written Options	—	Written Options	$10,945
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$2,452,489	Unrealized depreciation on forward foreign currency exchange contracts	11,383,075
		$2,452,489		$11,394,020

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2020

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Equity Price Risk	Net realized gain (loss) on written options contract transactions	$6,784,842	Change in net unrealized appreciation (depreciation) on written options contracts	$(539,668)
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	36,305,621	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(14,656,452)
		$43,090,463		$(15,196,120)

9. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing a significant portion of assets in one country or region may accentuate these risks.

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10. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2020 and March 31, 2019 were as follows:

	2020	2019
Distributions Paid From
Ordinary income	$471,893,439	$305,404,421
Long-term capital gains	$426,176,592	$526,738,424

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$10,317,630,586
Gross tax appreciation of investments	$918,854,479
Gross tax depreciation of investments	(1,252,880,850)
Net tax appreciation (depreciation) of investments	(334,026,371)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	188,560
Net tax appreciation (depreciation)	$(333,837,811)
Undistributed ordinary income	$30,487,680
Post-October capital loss deferral	$(200,979,434)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

11. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The adoption of ASU 2017-08 did not materially impact the financial statements.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2020	$8.69	0.18	(1.07)	(0.89)	(0.19)	(0.47)	(0.66)	$7.14	(11.81)%	0.91%	2.07%	85%	$3,660,808
2019	$8.60	0.18	0.56	0.74	(0.18)	(0.47)	(0.65)	$8.69	9.07%	0.91%	2.13%	80%	$6,081,355
2018	$9.13	0.17	0.37	0.54	(0.17)	(0.90)	(1.07)	$8.60	5.61%	0.91%	1.86%	75%	$6,496,269
2017	$8.41	0.17	1.24	1.41	(0.17)	(0.52)	(0.69)	$9.13	17.14%	0.91%	1.91%	93%	$7,327,473
2016	$8.71	0.21	0.32	0.53	(0.20)	(0.63)	(0.83)	$8.41	6.78%	0.94%	2.44%	88%	$5,399,702
I Class
2020	$8.70	0.21	(1.08)	(0.87)	(0.21)	(0.47)	(0.68)	$7.15	(11.62)%	0.71%	2.27%	85%	$4,157,382
2019	$8.61	0.20	0.56	0.76	(0.20)	(0.47)	(0.67)	$8.70	9.27%	0.71%	2.33%	80%	$2,826,256
2018	$9.14	0.19	0.37	0.56	(0.19)	(0.90)	(1.09)	$8.61	5.82%	0.71%	2.06%	75%	$2,621,898
2017	$8.42	0.19	1.24	1.43	(0.19)	(0.52)	(0.71)	$9.14	17.36%	0.71%	2.11%	93%	$1,515,758
2016	$8.71	0.22	0.34	0.56	(0.22)	(0.63)	(0.85)	$8.42	7.11%	0.74%	2.64%	88%	$1,229,940
Y Class
2020	$8.71	0.22	(1.08)	(0.86)	(0.22)	(0.47)	(0.69)	$7.16	(11.48)%	0.56%	2.42%	85%	$222,844
2019	$8.62	0.22	0.55	0.77	(0.21)	(0.47)	(0.68)	$8.71	9.43%	0.56%	2.48%	80%	$230,773
2018(3)	$9.16	0.20	0.36	0.56	(0.20)	(0.90)	(1.10)	$8.62	5.83%	0.56%(4)	2.25%(4)	75%(5)	$216,014

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2020	$8.69	0.16	(1.07)	(0.91)	(0.17)	(0.47)	(0.64)	$7.14	(12.02)%	1.16%	1.82%	85%	$698,473
2019	$8.60	0.16	0.56	0.72	(0.16)	(0.47)	(0.63)	$8.69	8.80%	1.16%	1.88%	80%	$850,117
2018	$9.13	0.14	0.38	0.52	(0.15)	(0.90)	(1.05)	$8.60	5.36%	1.16%	1.61%	75%	$931,567
2017	$8.41	0.15	1.24	1.39	(0.15)	(0.52)	(0.67)	$9.13	16.85%	1.16%	1.66%	93%	$2,139,411
2016	$8.71	0.18	0.33	0.51	(0.18)	(0.63)	(0.81)	$8.41	6.51%	1.19%	2.19%	88%	$1,934,681
C Class
2020	$8.69	0.10	(1.08)	(0.98)	(0.10)	(0.47)	(0.57)	$7.14	(12.66)%	1.91%	1.07%	85%	$394,129
2019	$8.60	0.10	0.55	0.65	(0.09)	(0.47)	(0.56)	$8.69	8.00%	1.91%	1.13%	80%	$538,726
2018	$9.13	0.08	0.37	0.45	(0.08)	(0.90)	(0.98)	$8.60	4.58%	1.91%	0.86%	75%	$627,651
2017	$8.41	0.08	1.24	1.32	(0.08)	(0.52)	(0.60)	$9.13	15.97%	1.91%	0.91%	93%	$711,149
2016	$8.71	0.12	0.33	0.45	(0.12)	(0.63)	(0.75)	$8.41	5.72%	1.94%	1.44%	88%	$562,723
R Class
2020	$8.66	0.14	(1.07)	(0.93)	(0.15)	(0.47)	(0.62)	$7.11	(12.28)%	1.41%	1.57%	85%	$56,388
2019	$8.57	0.14	0.56	0.70	(0.14)	(0.47)	(0.61)	$8.66	8.57%	1.41%	1.63%	80%	$88,499
2018	$9.10	0.13	0.36	0.49	(0.12)	(0.90)	(1.02)	$8.57	5.11%	1.41%	1.36%	75%	$93,154
2017	$8.39	0.13	1.22	1.35	(0.12)	(0.52)	(0.64)	$9.10	16.48%	1.41%	1.41%	93%	$114,762
2016	$8.69	0.16	0.33	0.49	(0.16)	(0.63)	(0.79)	$8.39	6.27%	1.44%	1.94%	88%	$105,462

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2020	$8.70	0.21	(1.09)	(0.88)	(0.21)	(0.47)	(0.68)	$7.14	(11.74)%	0.71%	2.27%	85%	$912
2019	$8.60	0.20	0.57	0.77	(0.20)	(0.47)	(0.67)	$8.70	9.41%	0.71%	2.33%	80%	$892
2018(3)	$9.15	0.21	0.33	0.54	(0.19)	(0.90)	(1.09)	$8.60	5.57%	0.71%(4)	2.51%(4)	75%(5)	$653
R6 Class
2020	$8.71	0.22	(1.08)	(0.86)	(0.22)	(0.47)	(0.69)	$7.16	(11.48)%	0.56%	2.42%	85%	$820,173
2019	$8.62	0.22	0.55	0.77	(0.21)	(0.47)	(0.68)	$8.71	9.43%	0.56%	2.48%	80%	$796,417
2018	$9.15	0.21	0.36	0.57	(0.20)	(0.90)	(1.10)	$8.62	5.97%	0.56%	2.21%	75%	$691,393
2017	$8.42	0.20	1.25	1.45	(0.20)	(0.52)	(0.72)	$9.15	17.66%	0.56%	2.26%	93%	$492,622
2016	$8.72	0.24	0.32	0.56	(0.23)	(0.63)	(0.86)	$8.42	7.14%	0.59%	2.79%	88%	$246,151
G Class
2020(6)	$9.06	0.18	(1.43)	(1.25)	(0.18)	(0.47)	(0.65)	$7.16	(15.32)%	0.00%(4)(7)(8)	3.02%(4)(8)	85%(9)	$4

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	April 10, 2017 (commencement of sale) through March 31, 2018.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.

(6)	August 1, 2019 (commencement of sale) through March 31, 2020.

(7)	Ratio was less than 0.005%.

(8)
The annualized ratio of operating expenses to average net assets before expense waiver and the annualized ratio of net investment income (loss) to average net assets before expense waiver was 0.56% and 2.46%, respectively.

(9)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2020.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Capital Portfolios, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Equity Income Fund, one of the funds constituting the American Century Capital Portfolios, Inc. (the "Fund"), as of March 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Equity Income Fund of the American Century Capital Portfolios, Inc. as of March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
May 15, 2020

We have served as the auditor of one or more American Century investment companies since 1997.

33

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	63	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	63	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	63	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	63	None

34

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	63	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	63	None
John R. Whitten (1946)	Director	Since 2008	Retired	63	Onto Innovation Inc. (2019-2020); Rudolph Technologies, Inc. (2006-2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	80	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	120	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

35

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019
Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Chief Operating Officer, ACC (2012-2015). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries

R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

36

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2018 through December 31, 2019. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

37

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

38

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2020.

For corporate taxpayers, the fund hereby designates $209,973,090, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2020 as qualified for the corporate dividends received deduction.

The fund hereby designates $208,206,934 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2020.

The fund hereby designates $426,176,592, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended March 31, 2020.

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92268 2005

Annual Report

March 31, 2020

Large Company Value Fund
Investor Class (ALVIX)
I Class (ALVSX)
A Class (ALPAX)
C Class (ALPCX)
R Class (ALVRX)
R5 Class (ALVGX)
R6 Class (ALVDX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2020. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional insights, please visit americancentury.com.

Virus Outbreak Abruptly Altered Economic, Market Backdrops

Through most of the period, market sentiment was upbeat, partly due to accommodative Federal Reserve (Fed) policy and modest inflation. Improving economic and corporate earnings data and a phase 1 U.S.-China trade deal also helped boost growth outlooks. Against this backdrop, key U.S. stock benchmarks rose to record highs by mid-February, and U.S. bonds continued to advance.

However, beginning in late February, unprecedented social and economic turmoil emerged and reversed the positive trajectory. The COVID-19 epidemic originating in China rapidly spread throughout the world, forcing stay-at-home orders and industry-wide shutdowns. U.S. stocks, corporate bonds and other riskier assets sold off sharply, while U.S. Treasuries rallied in the global flight to quality. The Fed stepped in quickly and aggressively, slashing interest rates to near 0% and enacting massive lending and asset-purchase programs to stabilize the financial system.

The swift and severe sell-off erased the strong stock market gains realized earlier in the period and left key benchmarks with losses for the 12 months. Reflecting their defensive characteristics, high-quality U.S. bonds withstood the turmoil and delivered solid returns for the 12-month period.

Promoting Health and Safety Remains Our Focus

While the market impact of COVID-19 has been severe, reducing the human toll is most important. We are monitoring the situation closely and following guidelines and protocols from all relevant authorities. Our firm has activated a comprehensive Pandemic Response Plan, which includes social distancing and work-from-home mandates, travel restrictions and escalated cleaning regimens at all our facilities. We’ve also launched a Business Continuity Plan to maintain regular business operations and ensure delivery of outstanding service.

We appreciate your confidence in us during these extraordinary times. We have a long history of helping clients weather volatile markets, and we are confident we will meet today’s challenges. In the meantime, the health and safety of you, your family and our employees remain a top priority.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2020
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ALVIX	-14.21%	1.59%	7.34%	—	7/30/99
Russell 1000 Value Index	—	-17.17%	1.90%	7.66%	—	—
S&P 500 Index	—	-6.98%	6.72%	10.52%	—	—
I Class	ALVSX	-14.13%	1.77%	7.55%	—	8/10/01
A Class	ALPAX				—	10/26/00
No sales charge		-14.52%	1.31%	7.06%	—
With sales charge		-19.43%	0.13%	6.43%	—
C Class	ALPCX	-15.14%	0.58%	6.27%	—	11/7/01
R Class	ALVRX	-14.71%	1.08%	6.80%	—	8/29/03
R5 Class	ALVGX	-14.13%	—	—	-1.69%	4/10/17
R6 Class	ALVDX	-14.01%	1.92%	—	4.54%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2010
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2020
Investor Class — $20,310

Russell 1000 Value Index — $20,931

S&P 500 Index — $27,210

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class	R6 Class
0.84%	0.64%	1.09%	1.84%	1.34%	0.64%	0.49%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Phillip N. Davidson, Brian Woglom and Philip Sundell

Performance Summary

Large Company Value returned -14.21%* for the fiscal year ended March 31, 2020, compared with the -17.17% return of its benchmark, the Russell 1000 Value Index.

Stock market performance for the fiscal year was dominated by the steep sell-off in the final weeks, sparked by the COVID-19 pandemic. Large Company Value declined during the fiscal year but outperformed its benchmark, the Russell 1000 Value Index. Selection in the energy, consumer staples and financials sectors aided relative performance, as did overweight positions in consumer staples and health care. Selection in real estate and materials hurt relative results, as did our underweight in communication services.

Energy and Consumer Staples Sectors Contribute

Selection in the energy sector aided relative results, particularly in the oil, gas and consumable fuels industry, where our avoidance of Exxon Mobil was beneficial. Exxon underperformed its integrated peers as it continued to struggle with execution. Also, Exxon embarked on a large capital spending program that weighed on its free cash flow, return on capital and balance sheet health.

Consumer staples contributed to the portfolio’s outperformance. Stay-at-home directives resulted in strong demand for groceries and household products. As a result, several of our holdings in the consumer staples sector outperformed. Our overweight in this defensive sector also positively impacted relative returns.

Real Estate and Materials Sectors Detract

Selection in the real estate sector detracted from relative performance, particularly in the equity real estate investment trusts (REITs) industry. Weyerhaeuser, a timber REIT, fell as investors expect COVID-19 to lead to declining construction. Welltower, a REIT that invests in senior housing and related health care facilities, was pressured by the impact COVID-19 could have on current senior housing tenants and future demand.

Selection in materials also hurt relative results, especially in the chemicals industry, where DuPont de Nemours was a significant detractor. We no longer hold a position in the security.

Portfolio Positioning

We remain overweight in the health care sector. According to our analysis, the portfolio’s health care holdings offer compelling valuations and risk/reward profiles, particularly in the health care equipment and supplies and pharmaceuticals industries.

Financials is our largest absolute sector weight and a slight overweight relative to the benchmark. A large portion of our exposure in the sector is in banks. In an environment where interest rates are expected to stay lower for longer, bank valuations have understandably come down. We remain focused on higher-quality banks with compelling valuations and conservative balance sheets.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

We remain underweight in the communication services sector. Verizon Communications and The Walt Disney Co. are our only holdings in communication services. We believe Verizon offers relative stability, balance sheet strength and an attractive valuation relative to peers. Disney, a new position in the portfolio, offers an attractive valuation, strong brand and historically high returns on capital.

We believe the coronavirus will have a significant impact on earnings for many companies and on dividends for some companies. We expect some management teams to view this as an opportunity to explain away deeper issues. Therefore, our job as active fundamental managers is to differentiate between high-quality companies that are experiencing transitory headwinds and those companies that are severely impaired.

6

Fund Characteristics

MARCH 31, 2020
Top Ten Holdings	% of net assets
Johnson & Johnson	5.0%
Medtronic plc	4.8%
Berkshire Hathaway, Inc., Class B	4.6%
Pfizer, Inc.	3.7%
Procter & Gamble Co. (The)	3.4%
Zimmer Biomet Holdings, Inc.	3.0%
Chubb Ltd.	2.7%
JPMorgan Chase & Co.	2.7%
Bank of New York Mellon Corp. (The)	2.6%
Verizon Communications, Inc.	2.6%

Top Five Industries	% of net assets
Banks	10.4%
Pharmaceuticals	9.8%
Health Care Equipment and Supplies	9.7%
Household Products	6.4%
Electric Utilities	5.7%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	88.7%
Foreign Common Stocks*	7.2%
Exchange-Traded Funds	1.3%
Total Equity Exposure	97.2%
Temporary Cash Investments	3.0%
Other Assets and Liabilities	(0.2)%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2019 to March 31, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/19	Ending Account Value 3/31/20	Expenses Paid During Period(1) 10/1/19 - 3/31/20	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$798.70	$3.78	0.84%
I Class	$1,000	$799.40	$2.88	0.64%
A Class	$1,000	$797.50	$4.90	1.09%
C Class	$1,000	$794.70	$8.26	1.84%
R Class	$1,000	$796.80	$6.02	1.34%
R5 Class	$1,000	$798.70	$2.88	0.64%
R6 Class	$1,000	$800.00	$2.21	0.49%
Hypothetical
Investor Class	$1,000	$1,020.80	$4.24	0.84%
I Class	$1,000	$1,021.80	$3.23	0.64%
A Class	$1,000	$1,019.55	$5.50	1.09%
C Class	$1,000	$1,015.80	$9.27	1.84%
R Class	$1,000	$1,018.30	$6.76	1.34%
R5 Class	$1,000	$1,021.80	$3.23	0.64%
R6 Class	$1,000	$1,022.55	$2.48	0.49%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

MARCH 31, 2020

	Shares	Value
COMMON STOCKS — 95.9%
Aerospace and Defense — 1.5%
Raytheon Co.	38,300	$5,023,045
Textron, Inc.	171,100	4,563,237
		9,586,282
Air Freight and Logistics — 1.5%
United Parcel Service, Inc., Class B	98,000	9,155,160
Airlines — 0.7%
Southwest Airlines Co.	127,000	4,522,470
Automobiles — 0.5%
Honda Motor Co. Ltd. ADR	144,600	3,247,716
Banks — 10.4%
Bank of America Corp.	216,900	4,604,787
JPMorgan Chase & Co.	187,300	16,862,619
PNC Financial Services Group, Inc. (The)	143,100	13,697,532
Truist Financial Corp.	338,800	10,448,592
U.S. Bancorp	267,400	9,211,930
Wells Fargo & Co.	356,800	10,240,160
		65,065,620
Beverages — 1.3%
PepsiCo, Inc.	66,300	7,962,630
Building Products — 1.0%
Johnson Controls International plc	238,200	6,421,872
Capital Markets — 4.4%
Ameriprise Financial, Inc.	47,500	4,867,800
Bank of New York Mellon Corp. (The)	485,100	16,338,168
BlackRock, Inc.	14,600	6,423,562
		27,629,530
Communications Equipment — 1.4%
Cisco Systems, Inc.	228,100	8,966,611
Diversified Financial Services — 4.6%
Berkshire Hathaway, Inc., Class B(1)	157,500	28,795,725
Diversified Telecommunication Services — 2.6%
Verizon Communications, Inc.	299,000	16,065,270
Electric Utilities — 5.7%
Eversource Energy	148,600	11,622,006
Pinnacle West Capital Corp.	159,400	12,080,926
Xcel Energy, Inc.	202,000	12,180,600
		35,883,532
Electrical Equipment — 1.8%
Emerson Electric Co.	240,700	11,469,355
Electronic Equipment, Instruments and Components — 1.1%
TE Connectivity Ltd.	111,600	7,028,568
10

	Shares	Value
Energy Equipment and Services — 0.6%
Baker Hughes Co.	170,700	$1,792,350
Schlumberger Ltd.	124,475	1,679,168
		3,471,518
Entertainment — 1.6%
Walt Disney Co. (The)	105,800	10,220,280
Equity Real Estate Investment Trusts (REITs) — 2.3%
Welltower, Inc.	138,300	6,331,374
Weyerhaeuser Co.	467,700	7,927,515
		14,258,889
Food and Staples Retailing — 3.0%
Koninklijke Ahold Delhaize NV	394,500	9,232,596
Walmart, Inc.	84,700	9,623,614
		18,856,210
Food Products — 1.6%
Mondelez International, Inc., Class A	197,600	9,895,808
Health Care Equipment and Supplies — 9.7%
Hologic, Inc.(1)	342,927	12,036,738
Medtronic plc	333,300	30,056,994
Zimmer Biomet Holdings, Inc.	187,500	18,952,500
		61,046,232
Health Care Providers and Services — 1.6%
Quest Diagnostics, Inc.	124,600	10,005,380
Health Care Technology — 1.6%
Cerner Corp.	157,200	9,902,028
Household Durables — 0.4%
PulteGroup, Inc.	123,800	2,763,216
Household Products — 6.4%
Colgate-Palmolive Co.	151,600	10,060,176
Kimberly-Clark Corp.	72,600	9,283,362
Procter & Gamble Co. (The)	191,900	21,109,000
		40,452,538
Industrial Conglomerates — 1.5%
Siemens AG	112,500	9,682,687
Insurance — 3.8%
Aflac, Inc.	197,000	6,745,280
Chubb Ltd.	153,200	17,110,908
		23,856,188
Machinery — 0.7%
Cummins, Inc.	34,400	4,655,008
Oil, Gas and Consumable Fuels — 3.8%
Chevron Corp.	138,000	9,999,480
ConocoPhillips	151,300	4,660,040
TOTAL SA ADR	251,900	9,380,756
		24,040,276
Paper and Forest Products — 0.7%
Mondi plc	268,300	4,576,416

11

	Shares	Value
Personal Products — 1.5%
Unilever NV (New York)	190,700	$9,304,253
Pharmaceuticals — 9.8%
Johnson & Johnson	238,400	31,261,392
Merck & Co., Inc.	89,700	6,901,518
Pfizer, Inc.	709,900	23,171,136
		61,334,046
Road and Rail — 1.0%
Norfolk Southern Corp.	43,800	6,394,800
Semiconductors and Semiconductor Equipment — 3.8%
Applied Materials, Inc.	87,900	4,027,578
Intel Corp.	168,300	9,108,396
Maxim Integrated Products, Inc.	81,500	3,961,715
Texas Instruments, Inc.	65,000	6,495,450
		23,593,139
Software — 1.0%
Oracle Corp.	134,400	6,495,552
Specialty Retail — 1.0%
Advance Auto Parts, Inc.	64,100	5,981,812
TOTAL COMMON STOCKS (Cost $624,312,139)		602,586,617
EXCHANGE-TRADED FUNDS — 1.3%
iShares Russell 1000 Value ETF (Cost $9,524,177)	81,300	8,063,334
TEMPORARY CASH INVESTMENTS — 3.0%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.875% - 3.00%, 11/30/21 - 5/15/45, valued at $6,162,506), in a joint trading account at 0.01%, dated 3/31/20, due 4/1/20 (Delivery value $6,042,689)		6,042,687
State Street Institutional U.S. Government Money Market Fund, Premier Class	12,621,610	12,621,610
TOTAL TEMPORARY CASH INVESTMENTS (Cost $18,664,297)		18,664,297
TOTAL INVESTMENT SECURITIES — 100.2% (Cost $652,500,613)		629,314,248
OTHER ASSETS AND LIABILITIES — (0.2)%		(1,508,053)
TOTAL NET ASSETS — 100.0%		$627,806,195

12

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	1,026,692	USD	1,102,748	Credit Suisse AG	6/30/20	$33,418
EUR	695,889	USD	770,660	Credit Suisse AG	6/30/20	(569)
USD	30,203,994	EUR	27,779,152	Credit Suisse AG	6/30/20	(537,212)
USD	1,879,259	EUR	1,724,296	Credit Suisse AG	6/30/20	(28,897)
USD	942,831	EUR	853,936	Credit Suisse AG	6/30/20	(2,159)
GBP	249,720	USD	288,664	JPMorgan Chase Bank N.A.	6/30/20	21,975
GBP	167,620	USD	197,208	JPMorgan Chase Bank N.A.	6/30/20	11,303
GBP	135,693	USD	168,213	JPMorgan Chase Bank N.A.	6/30/20	582
USD	3,547,187	GBP	3,044,534	JPMorgan Chase Bank N.A.	6/30/20	(240,062)
USD	81,644	GBP	70,697	JPMorgan Chase Bank N.A.	6/30/20	(6,300)
USD	217,264	GBP	182,444	JPMorgan Chase Bank N.A.	6/30/20	(9,687)
USD	174,866	GBP	143,675	JPMorgan Chase Bank N.A.	6/30/20	(3,859)
USD	171,345	GBP	137,973	JPMorgan Chase Bank N.A.	6/30/20	(287)
JPY	9,834,312	USD	88,914	Bank of America N.A.	6/30/20	2,891
USD	2,609,104	JPY	281,626,633	Bank of America N.A.	6/30/20	(19,910)
USD	236,513	JPY	26,196,189	Bank of America N.A.	6/30/20	(8,031)
USD	121,780	JPY	13,317,238	Bank of America N.A.	6/30/20	(2,538)
						$(789,342)

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
EUR	-	Euro
GBP	-	British Pound
JPY	-	Japanese Yen
USD	-	United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

MARCH 31, 2020
Assets
Investment securities, at value (cost of $652,500,613)	$629,314,248
Receivable for investments sold	4,886,526
Receivable for capital shares sold	103,546
Unrealized appreciation on forward foreign currency exchange contracts	70,169
Dividends and interest receivable	1,352,215
635,726,704

Liabilities
Payable for investments purchased	6,326,602
Payable for capital shares redeemed	307,789
Unrealized depreciation on forward foreign currency exchange contracts	859,511
Accrued management fees	417,415
Distribution and service fees payable	9,192
7,920,509

Net Assets	$627,806,195

Net Assets Consist of:
Capital (par value and paid-in surplus)	$664,638,273
Distributable earnings	(36,832,078)
$627,806,195

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$456,381,788	55,414,401	$8.24
I Class, $0.01 Par Value	$20,080,231	2,436,130	$8.24
A Class, $0.01 Par Value	$26,342,199	3,200,217	$8.23*
C Class, $0.01 Par Value	$2,323,837	282,442	$8.23
R Class, $0.01 Par Value	$2,761,920	335,201	$8.24
R5 Class, $0.01 Par Value	$4,756	577	$8.24
R6 Class, $0.01 Par Value	$119,911,464	14,551,842	$8.24
*Maximum offering price $8.73 (net asset value divided by 0.9425).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED MARCH 31, 2020
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $350,091)	$20,813,969
Interest	308,491
21,122,460

Expenses:
Management fees	6,226,419
Distribution and service fees:
A Class	86,527
C Class	33,242
R Class	18,560
Directors' fees and expenses	27,142
Other expenses	24,084
6,415,974

Net investment income (loss)	14,706,486

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	12,527,369
Forward foreign currency exchange contract transactions	2,916,754
Foreign currency translation transactions	(13,073)
15,431,050

Change in net unrealized appreciation (depreciation) on:
Investments	(124,020,688)
Forward foreign currency exchange contracts	(1,320,828)
Translation of assets and liabilities in foreign currencies	1,276
(125,340,240)

Net realized and unrealized gain (loss)	(109,909,190)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(95,202,704)

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2020 AND MARCH 31, 2019
Increase (Decrease) in Net Assets	March 31, 2020	March 31, 2019
Operations
Net investment income (loss)	$14,706,486	$15,643,479
Net realized gain (loss)	15,431,050	20,673,684
Change in net unrealized appreciation (depreciation)	(125,340,240)	16,326,087
Net increase (decrease) in net assets resulting from operations	(95,202,704)	52,643,250

Distributions to Shareholders
From earnings:
Investor Class	(15,279,735)	(37,495,148)
I Class	(744,667)	(1,124,543)
A Class	(800,623)	(2,062,133)
C Class	(53,969)	(162,466)
R Class	(82,004)	(185,656)
R5 Class	(162)	(321)
R6 Class	(4,550,760)	(8,415,889)
Decrease in net assets from distributions	(21,511,920)	(49,446,156)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(140,934,852)	67,697,947

Net increase (decrease) in net assets	(257,649,476)	70,895,041

Net Assets
Beginning of period	885,455,671	814,560,630
End of period	$627,806,195	$885,455,671

See Notes to Financial Statements.

16

Notes to Financial Statements

MARCH 31, 2020

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Large Company Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers the Investor Class, I Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between

17

domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

18

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 51% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The strategy assets of the fund also include the assets of NT Large Company Value Fund, one fund in a series issued by the corporation.

The management fee schedule range and the effective annual management fee for each class for the period ended March 31, 2020 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	0.70% to 0.90%	0.83%
I Class	0.50% to 0.70%	0.63%
A Class	0.70% to 0.90%	0.83%
C Class	0.70% to 0.90%	0.83%
R Class	0.70% to 0.90%	0.83%
R5 Class	0.50% to 0.70%	0.63%
R6 Class	0.35% to 0.55%	0.48%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2020 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $4,919,957 and $6,014,253, respectively. The effect of interfund transactions on the Statement of Operations was $43,308 in net realized gain (loss) on investment transactions.

19

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended March 31, 2020 were $576,114,080 and $712,362,689, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2020		Year ended March 31, 2019
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	450,000,000		500,000,000
Sold	8,165,467	$82,038,100	8,388,545	$82,722,800
Issued in reinvestment of distributions	1,438,516	15,101,976	3,923,361	37,145,768
Redeemed	(22,533,545)	(229,321,222)	(7,088,755)	(71,026,977)
	(12,929,562)	(132,181,146)	5,223,151	48,841,591
I Class/Shares Authorized	40,000,000		45,000,000
Sold	1,174,884	11,886,383	526,258	5,325,158
Issued in reinvestment of distributions	64,360	675,594	100,636	956,630
Redeemed	(648,899)	(6,478,909)	(831,642)	(8,420,060)
	590,345	6,083,068	(204,748)	(2,138,272)
A Class/Shares Authorized	40,000,000		45,000,000
Sold	359,249	3,620,500	501,785	5,098,258
Issued in reinvestment of distributions	68,814	723,967	199,627	1,888,582
Redeemed	(741,730)	(7,529,513)	(1,268,941)	(12,547,830)
	(313,667)	(3,185,046)	(567,529)	(5,560,990)
C Class/Shares Authorized	20,000,000		15,000,000
Sold	26,367	267,759	109,929	1,023,092
Issued in reinvestment of distributions	4,010	42,572	13,181	124,273
Redeemed	(89,562)	(882,275)	(395,879)	(4,024,495)
	(59,185)	(571,944)	(272,769)	(2,877,130)
R Class/Shares Authorized	20,000,000		10,000,000
Sold	138,574	1,428,725	85,077	844,848
Issued in reinvestment of distributions	6,975	73,851	17,752	168,221
Redeemed	(154,121)	(1,627,818)	(194,424)	(1,933,049)
	(8,572)	(125,242)	(91,595)	(919,980)
R5 Class/Shares Authorized	20,000,000		30,000,000
Issued in reinvestment of distributions	16	162	33	321
R6 Class/Shares Authorized	120,000,000		95,000,000
Sold	2,774,022	27,791,502	4,564,464	45,052,955
Issued in reinvestment of distributions	433,595	4,543,730	886,317	8,415,354
Redeemed	(4,131,818)	(43,289,936)	(2,346,697)	(23,115,902)
	(924,201)	(10,954,704)	3,104,084	30,352,407
Net increase (decrease)	(13,644,826)	$(140,934,852)	7,190,627	$67,697,947

20

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$579,094,918	$23,491,699	—
Exchange-Traded Funds	8,063,334	—	—
Temporary Cash Investments	12,621,610	6,042,687	—
	$599,779,862	$29,534,386	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$70,169	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$859,511	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $67,474,340.

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The value of foreign currency risk derivative instruments as of March 31, 2020, is disclosed on the Statement of Assets and Liabilities as an asset of $70,169 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $859,511 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended March 31, 2020, the effect of foreign currency risk derivative instruments on the Statement of Operations was $2,916,754 in net realized gain (loss) on forward foreign currency exchange contract transactions and $(1,320,828) in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing a significant portion of assets in one country or region may accentuate these risks.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2020 and March 31, 2019 were as follows:

	2020	2019
Distributions Paid From
Ordinary income	$14,774,681	$15,696,058
Long-term capital gains	$6,737,239	$33,750,098

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$670,955,531
Gross tax appreciation of investments	$36,149,995
Gross tax depreciation of investments	(77,791,278)
Net tax appreciation (depreciation) of investments	(41,641,283)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(1,958)
Net tax appreciation (depreciation)	$(41,643,241)
Undistributed ordinary income	$872,585
Accumulated long-term gains	$3,938,578

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2020	$9.85	0.18	(1.52)	(1.34)	(0.18)	(0.09)	(0.27)	$8.24	(14.21)%	0.84%	1.72%	72%	$456,382
2019	$9.85	0.18	0.40	0.58	(0.18)	(0.40)	(0.58)	$9.85	6.20%	0.83%	1.83%	62%	$673,365
2018	$10.05	0.21	0.17	0.38	(0.20)	(0.38)	(0.58)	$9.85	3.65%	0.83%	2.09%	53%	$621,874
2017	$8.58	0.18	1.48	1.66	(0.19)	—	(0.19)	$10.05	19.44%	0.83%	1.96%	68%	$658,031
2016	$9.07	0.12	(0.49)	(0.37)	(0.12)	—	(0.12)	$8.58	(4.06)%	0.84%	1.41%	56%	$642,746
I Class
2020	$9.86	0.20	(1.53)	(1.33)	(0.20)	(0.09)	(0.29)	$8.24	(14.13)%	0.64%	1.92%	72%	$20,080
2019	$9.86	0.20	0.40	0.60	(0.20)	(0.40)	(0.60)	$9.86	6.41%	0.63%	2.03%	62%	$18,196
2018	$10.06	0.22	0.18	0.40	(0.22)	(0.38)	(0.60)	$9.86	3.85%	0.63%	2.29%	53%	$20,213
2017	$8.58	0.19	1.49	1.68	(0.20)	—	(0.20)	$10.06	19.80%	0.63%	2.16%	68%	$41,746
2016	$9.08	0.14	(0.50)	(0.36)	(0.14)	—	(0.14)	$8.58	(3.97)%	0.64%	1.61%	56%	$48,495
A Class
2020	$9.85	0.15	(1.53)	(1.38)	(0.15)	(0.09)	(0.24)	$8.23	(14.52)%	1.09%	1.47%	72%	$26,342
2019	$9.85	0.16	0.40	0.56	(0.16)	(0.40)	(0.56)	$9.85	5.94%	1.08%	1.58%	62%	$34,603
2018	$10.05	0.18	0.17	0.35	(0.17)	(0.38)	(0.55)	$9.85	3.39%	1.08%	1.84%	53%	$40,192
2017	$8.57	0.16	1.48	1.64	(0.16)	—	(0.16)	$10.05	19.28%	1.08%	1.71%	68%	$56,222
2016	$9.07	0.10	(0.50)	(0.40)	(0.10)	—	(0.10)	$8.57	(4.41)%	1.09%	1.16%	56%	$61,663

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2020	$9.85	0.07	(1.52)	(1.45)	(0.08)	(0.09)	(0.17)	$8.23	(15.14)%	1.84%	0.72%	72%	$2,324
2019	$9.85	0.08	0.40	0.48	(0.08)	(0.40)	(0.48)	$9.85	5.15%	1.83%	0.83%	62%	$3,363
2018	$10.05	0.11	0.17	0.28	(0.10)	(0.38)	(0.48)	$9.85	2.63%	1.83%	1.09%	53%	$6,050
2017	$8.57	0.09	1.48	1.57	(0.09)	—	(0.09)	$10.05	18.36%	1.83%	0.96%	68%	$8,948
2016	$9.06	0.03	(0.49)	(0.46)	(0.03)	—	(0.03)	$8.57	(5.03)%	1.84%	0.41%	56%	$9,116
R Class
2020	$9.86	0.13	(1.53)	(1.40)	(0.13)	(0.09)	(0.22)	$8.24	(14.71)%	1.34%	1.22%	72%	$2,762
2019	$9.86	0.13	0.40	0.53	(0.13)	(0.40)	(0.53)	$9.86	5.67%	1.33%	1.33%	62%	$3,389
2018	$10.06	0.16	0.17	0.33	(0.15)	(0.38)	(0.53)	$9.86	3.13%	1.33%	1.59%	53%	$4,291
2017	$8.58	0.14	1.48	1.62	(0.14)	—	(0.14)	$10.06	18.95%	1.33%	1.46%	68%	$5,806
2016	$9.07	0.08	(0.49)	(0.41)	(0.08)	—	(0.08)	$8.58	(4.55)%	1.34%	0.91%	56%	$4,820
R5 Class
2020	$9.86	0.20	(1.53)	(1.33)	(0.20)	(0.09)	(0.29)	$8.24	(14.13)%	0.64%	1.92%	72%	$5
2019	$9.86	0.20	0.40	0.60	(0.20)	(0.40)	(0.60)	$9.86	6.40%	0.63%	2.03%	62%	$6
2018(3)	$10.04	0.23	0.19	0.42	(0.22)	(0.38)	(0.60)	$9.86	4.05%	0.63%(4)	2.28%(4)	53%(5)	$5
R6 Class
2020	$9.86	0.21	(1.52)	(1.31)	(0.22)	(0.09)	(0.31)	$8.24	(14.01)%	0.49%	2.07%	72%	$119,911
2019	$9.86	0.22	0.40	0.62	(0.22)	(0.40)	(0.62)	$9.86	6.57%	0.48%	2.18%	62%	$152,534
2018	$10.06	0.25	0.16	0.41	(0.23)	(0.38)	(0.61)	$9.86	4.01%	0.48%	2.44%	53%	$121,935
2017	$8.58	0.22	1.48	1.70	(0.22)	—	(0.22)	$10.06	19.98%	0.48%	2.31%	68%	$132,608
2016	$9.08	0.16	(0.51)	(0.35)	(0.15)	—	(0.15)	$8.58	(3.83)%	0.49%	1.76%	56%	$103,643

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	April 10, 2017 (commencement of sale) through March 31, 2018.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Capital Portfolios, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Large Company Value Fund, one of the funds constituting the American Century Capital Portfolios, Inc. (the "Fund"), as of March 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Large Company Value Fund of the American Century Capital Portfolios, Inc. as of March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
May 15, 2020

We have served as the auditor of one or more American Century investment companies since 1997.

26

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	63	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	63	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	63	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	63	None

27

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	63	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	63	None
John R. Whitten (1946)	Director	Since 2008	Retired	63	Onto Innovation Inc. (2019-2020); Rudolph Technologies, Inc. (2006-2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	80	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	120	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

28

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019
Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Chief Operating Officer, ACC (2012-2015). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries

R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

29

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2018 through December 31, 2019. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

30

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

31

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2020.

For corporate taxpayers, the fund hereby designates $14,774,681, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2020 as qualified for the corporate dividends received deduction.

The fund hereby designates $6,737,239, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended March 31, 2020.

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92269 2005

Annual Report

March 31, 2020

Mid Cap Value Fund
Investor Class (ACMVX)
I Class (AVUAX)
Y Class (AMVYX)
A Class (ACLAX)
C Class (ACCLX)
R Class (AMVRX)
R5 Class (AMVGX)
R6 Class (AMDVX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2020. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional insights, please visit americancentury.com.

Virus Outbreak Abruptly Altered Economic, Market Backdrops

Through most of the period, market sentiment was upbeat, partly due to accommodative Federal Reserve (Fed) policy and modest inflation. Improving economic and corporate earnings data and a phase 1 U.S.-China trade deal also helped boost growth outlooks. Against this backdrop, key U.S. stock benchmarks rose to record highs by mid-February, and U.S. bonds continued to advance.

However, beginning in late February, unprecedented social and economic turmoil emerged and reversed the positive trajectory. The COVID-19 epidemic originating in China rapidly spread throughout the world, forcing stay-at-home orders and industry-wide shutdowns. U.S. stocks, corporate bonds and other riskier assets sold off sharply, while U.S. Treasuries rallied in the global flight to quality. The Fed stepped in quickly and aggressively, slashing interest rates to near 0% and enacting massive lending and asset-purchase programs to stabilize the financial system.

The swift and severe sell-off erased the strong stock market gains realized earlier in the period and left key benchmarks with losses for the 12 months. Reflecting their defensive characteristics, high-quality U.S. bonds withstood the turmoil and delivered solid returns for the 12-month period.

Promoting Health and Safety Remains Our Focus

While the market impact of COVID-19 has been severe, reducing the human toll is most important. We are monitoring the situation closely and following guidelines and protocols from all relevant authorities. Our firm has activated a comprehensive Pandemic Response Plan, which includes social distancing and work-from-home mandates, travel restrictions and escalated cleaning regimens at all our facilities. We’ve also launched a Business Continuity Plan to maintain regular business operations and ensure delivery of outstanding service.

We appreciate your confidence in us during these extraordinary times. We have a long history of helping clients weather volatile markets, and we are confident we will meet today’s challenges. In the meantime, the health and safety of you, your family and our employees remain a top priority.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of March 31, 2020
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ACMVX	-17.52%	1.54%	7.94%	—	3/31/04
Russell Midcap Value Index	—	-24.13%	-0.76%	7.21%	—	—
I Class	AVUAX	-17.40%	1.74%	8.16%	—	8/2/04
Y Class	AMVYX	-17.22%	—	—	-3.94%	4/10/17
A Class	ACLAX					1/13/05
No sales charge		-17.76%	1.28%	7.68%	—
With sales charge		-22.46%	0.09%	7.04%	—
C Class	ACCLX	-18.37%	0.52%	6.87%	—	3/1/10
R Class	AMVRX	-18.00%	1.03%	7.41%	—	7/29/05
R5 Class	AMVGX	-17.40%	—	—	-4.10%	4/10/17
R6 Class	AMDVX	-17.23%	1.89%	—	5.20%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2010
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2020
Investor Class — $21,493

Russell Midcap Value Index — $20,078

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
0.98%	0.78%	0.63%	1.23%	1.98%	1.48%	0.78%	0.63%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Kevin Toney, Michael Liss, Phillip N. Davidson and Brian Woglom

Performance Summary

Mid Cap Value returned -17.52%* for the fiscal year ended March 31, 2020, compared with the -24.13% return of its benchmark, the Russell Midcap Value Index.

Stock market performance for the fiscal year was dominated by the steep sell-off in the final weeks, sparked by the COVID-19 pandemic. Mid Cap Value declined in the fiscal year but outperformed its benchmark, the Russell Midcap Value Index. Security selection in the consumer staples and financials sectors contributed to relative performance, as did an overweight allocation in consumer staples and industrials. Our relative underweight in communication services detracted.

Contribution From Consumer Staples, Financials and Industrials

Selection and an overweight position in the consumer staples sector were major contributors to relative outperformance. Much of this contribution came from the food products industry, where top performers included Conagra Brands. The stock of this food products company declined by far less than the broad market. Conagra was one of the primary beneficiaries of stay-at-home directives as grocery store sales surged. Additionally, the company continued to focus on reducing its leverage.

Stock selection in the financials sector was another key driver of the portfolio’s outperformance. Capital markets holding Northern Trust was a top contributor. This higher-quality stock held up better than many names in the financials sector due to its lower credit risk. The portfolio’s lack of exposure to mortgage real estate investment trusts and consumer finance companies was also beneficial, as the coronavirus outbreak has led to turmoil in financial markets and a spike in unemployment.

Selection and an overweight position in industrials also contributed to relative results. In the electrical equipment industry, Hubbell was a top contributor. Another top contributor was semiconductor company Applied Materials, which benefited from strong demand.

Underweight in Communication Services Detracts

Communication services was the only sector that generated negative attribution, mainly due to our underweight in the sector. Lack of holdings in diversified telecommunication services was a factor in the underperformance, as was lack of select benchmark names in the media industry, particularly Liberty Broadband. Comerica was another notable detractor. Lower interest rates and increased credit risk from worsening economic conditions drove underperformance for many banks.

During the period, the portfolio owned forward foreign currency exchange contracts to offset the inherent currency risks of holding foreign securities.

*All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

Portfolio Positioning

Our portfolio remains overweight in industrials, where we have identified higher-quality companies selling at attractive valuations. We have avoided many of the benchmark’s names in the airlines industry, however, which was beneficial to relative performance during the first quarter of 2020 as coronavirus concerns led to a collapse in demand for air travel. Our sole holding in the industry, Southwest Airlines, held up better than its peers due to its relatively strong financial metrics.

Though valuations appear attractive on the surface, we are approaching the energy sector cautiously due to our concerns that a lower-for-longer commodity price environment could be an extended headwind. We are invested in higher-quality energy companies that we believe are better equipped to withstand an extended downturn.

Real estate remains our largest underweight. Despite the market sell-off, our metrics show that many real estate stocks remain expensive relative to their historical valuation and to other areas of the equity market.

We believe the coronavirus will have a profound impact on earnings for many companies and on dividends for some companies. We expect some management teams to view this as an opportunity to explain away deeper issues. Therefore, our job as active fundamental managers is to differentiate between high-quality companies that are experiencing transitory headwinds and those companies that are severely impaired.

Fund Characteristics

MARCH 31, 2020
Top Ten Holdings	% of net assets
Zimmer Biomet Holdings, Inc.	3.4%
Northern Trust Corp.	3.0%
Emerson Electric Co.	2.0%
Edison International	1.9%
Chubb Ltd.	1.9%
Truist Financial Corp.	1.8%
nVent Electric plc	1.8%
Hubbell, Inc.	1.7%
Xcel Energy, Inc.	1.6%
Johnson Controls International plc	1.6%

Top Five Industries	% of net assets
Banks	7.8%
Health Care Providers and Services	6.8%
Capital Markets	6.5%
Health Care Equipment and Supplies	6.1%
Electric Utilities	5.9%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	88.2%
Foreign Common Stocks*	8.9%
Exchange-Traded Funds	0.5%
Total Equity Exposure	97.6%
Temporary Cash Investments	3.4%
Temporary Cash Investments - Securities Lending Collateral	—**
Other Assets and Liabilities	(1.0)%
*Includes depositary shares, dual listed securities and foreign ordinary shares.
**Category is less than 0.05% of total net assets.

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2019 to March 31, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/19	Ending Account Value 3/31/20	Expenses Paid During Period(1) 10/1/19 - 3/31/20	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$773.40	$4.30	0.97%
I Class	$1,000	$773.80	$3.41	0.77%
Y Class	$1,000	$774.50	$2.75	0.62%
A Class	$1,000	$772.10	$5.40	1.22%
C Class	$1,000	$769.20	$8.71	1.97%
R Class	$1,000	$771.10	$6.51	1.47%
R5 Class	$1,000	$773.80	$3.41	0.77%
R6 Class	$1,000	$774.40	$2.75	0.62%
Hypothetical
Investor Class	$1,000	$1,020.15	$4.90	0.97%
I Class	$1,000	$1,021.15	$3.89	0.77%
Y Class	$1,000	$1,021.90	$3.13	0.62%
A Class	$1,000	$1,018.90	$6.16	1.22%
C Class	$1,000	$1,015.15	$9.93	1.97%
R Class	$1,000	$1,017.65	$7.41	1.47%
R5 Class	$1,000	$1,021.15	$3.89	0.77%
R6 Class	$1,000	$1,021.90	$3.13	0.62%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

Schedule of Investments

MARCH 31, 2020

	Shares	Value
COMMON STOCKS — 97.1%
Aerospace and Defense — 2.3%
BAE Systems plc	4,102,722	$26,473,434
General Dynamics Corp.	456,092	60,345,532
Textron, Inc.	2,127,771	56,747,653
		143,566,619
Airlines — 0.9%
Southwest Airlines Co.	1,654,262	58,908,270
Auto Components — 1.2%
Aptiv plc	416,830	20,524,709
BorgWarner, Inc.	2,205,859	53,756,784
		74,281,493
Automobiles — 1.5%
Honda Motor Co. Ltd. ADR	2,609,218	58,603,036
Thor Industries, Inc.	893,649	37,694,115
		96,297,151
Banks — 7.8%
Comerica, Inc.	2,011,245	59,009,928
Commerce Bancshares, Inc.	1,461,172	73,570,010
First Hawaiian, Inc.	2,416,383	39,942,811
M&T Bank Corp.	586,441	60,655,593
PNC Financial Services Group, Inc. (The)	318,713	30,507,208
Prosperity Bancshares, Inc.	791,695	38,199,284
Truist Financial Corp.	3,717,954	114,661,701
UMB Financial Corp.	731,070	33,907,027
Westamerica Bancorporation	693,606	40,770,161
		491,223,723
Building Products — 1.6%
Johnson Controls International plc	3,823,407	103,079,053
Capital Markets — 6.5%
Ameriprise Financial, Inc.	747,696	76,623,886
BlackRock, Inc.	95,945	42,212,922
Northern Trust Corp.	2,540,000	191,668,400
State Street Corp.	1,043,618	55,593,531
T. Rowe Price Group, Inc.	499,630	48,788,869
		414,887,608
Commercial Services and Supplies — 0.6%
Republic Services, Inc.	506,726	38,034,854
Communications Equipment — 0.9%
F5 Networks, Inc.(1)	526,679	56,159,782
Containers and Packaging — 3.5%
Graphic Packaging Holding Co.	2,707,817	33,035,367
Packaging Corp. of America	835,446	72,541,776

	Shares	Value
Sonoco Products Co.	1,665,740	$77,207,049
WestRock Co.	1,464,692	41,392,196
		224,176,388
Distributors — 1.3%
Genuine Parts Co.	1,194,361	80,416,326
Electric Utilities — 5.9%
Edison International	2,220,855	121,680,646
Eversource Energy	572,030	44,738,466
Pinnacle West Capital Corp.	1,324,866	100,411,594
Xcel Energy, Inc.	1,726,606	104,114,342
		370,945,048
Electrical Equipment — 5.5%
Emerson Electric Co.	2,711,304	129,193,636
Hubbell, Inc.	934,987	107,280,408
nVent Electric plc	6,730,273	113,539,705
		350,013,749
Electronic Equipment, Instruments and Components — 1.0%
TE Connectivity Ltd.	983,171	61,920,110
Energy Equipment and Services — 0.8%
Baker Hughes Co.	4,025,681	42,269,651
Schlumberger Ltd.	484,480	6,535,635
		48,805,286
Equity Real Estate Investment Trusts (REITs) — 5.3%
Empire State Realty Trust, Inc., Class A	3,761,658	33,704,456
MGM Growth Properties LLC, Class A	2,956,141	69,971,857
Piedmont Office Realty Trust, Inc., Class A	3,108,172	54,890,318
Welltower, Inc.	1,821,858	83,404,659
Weyerhaeuser Co.	5,397,220	91,482,879
		333,454,169
Food and Staples Retailing — 2.3%
Koninklijke Ahold Delhaize NV	3,875,414	90,697,419
Sysco Corp.	1,178,659	53,782,210
		144,479,629
Food Products — 4.7%
Conagra Brands, Inc.	3,000,253	88,027,423
J.M. Smucker Co. (The)	678,499	75,313,389
Kellogg Co.	423,871	25,428,021
Mondelez International, Inc., Class A	940,086	47,079,507
Orkla ASA	7,275,985	62,263,768
		298,112,108
Gas Utilities — 2.1%
Atmos Energy Corp.	524,315	52,027,777
Spire, Inc.	1,061,002	79,023,429
		131,051,206
Health Care Equipment and Supplies — 6.1%
Envista Holdings Corp.(1)	2,781,658	41,557,971
Hologic, Inc.(1)	2,004,356	70,352,896

	Shares	Value
Siemens Healthineers AG	1,430,389	$56,755,485
Zimmer Biomet Holdings, Inc.	2,127,418	215,039,411
		383,705,763
Health Care Providers and Services — 6.8%
Cardinal Health, Inc.	1,947,239	93,350,638
Henry Schein, Inc.(1)	1,132,892	57,233,704
McKesson Corp.	742,588	100,442,453
Quest Diagnostics, Inc.	1,024,995	82,307,098
Universal Health Services, Inc., Class B	969,323	96,040,523
		429,374,416
Health Care Technology — 1.0%
Cerner Corp.	999,856	62,980,929
Hotels, Restaurants and Leisure — 1.2%
Sodexo SA	1,150,907	77,988,519
Household Durables — 0.3%
PulteGroup, Inc.	809,270	18,062,906
Household Products — 0.5%
Kimberly-Clark Corp.	242,299	30,982,773
Insurance — 5.3%
Aflac, Inc.	1,683,879	57,656,017
Arthur J. Gallagher & Co.	187,560	15,288,015
Brown & Brown, Inc.	426,931	15,463,441
Chubb Ltd.	1,078,722	120,482,460
Globe Life, Inc.	188,580	13,572,103
ProAssurance Corp.	2,121,746	53,043,650
Reinsurance Group of America, Inc.	740,479	62,303,903
		337,809,589
Machinery — 3.3%
Cummins, Inc.	606,835	82,116,912
IMI plc	6,149,430	56,879,425
PACCAR, Inc.	1,136,824	69,494,051
		208,490,388
Media — 0.8%
Fox Corp., Class B	2,287,504	52,338,092
Multi-Utilities — 2.1%
Ameren Corp.	598,639	43,598,878
NorthWestern Corp.	1,126,663	67,408,247
WEC Energy Group, Inc.	229,721	20,245,312
		131,252,437
Multiline Retail — 0.3%
Target Corp.	246,016	22,872,108
Oil, Gas and Consumable Fuels — 1.8%
ConocoPhillips	2,283,212	70,322,929
Imperial Oil Ltd.(2)	1,707,241	19,300,934
Noble Energy, Inc.	4,068,115	24,571,415
		114,195,278
Paper and Forest Products — 1.1%
Mondi plc	4,172,961	71,178,558

	Shares/Principal Amount	Value
Road and Rail — 2.7%
Heartland Express, Inc.	3,969,653	$73,716,456
Norfolk Southern Corp.	658,917	96,201,882
		169,918,338
Semiconductors and Semiconductor Equipment — 3.0%
Applied Materials, Inc.	1,726,064	79,088,253
Maxim Integrated Products, Inc.	1,572,104	76,419,975
Microchip Technology, Inc.	475,608	32,246,222
		187,754,450
Specialty Retail — 1.3%
Advance Auto Parts, Inc.	871,449	81,323,621
Technology Hardware, Storage and Peripherals — 0.9%
HP, Inc.	3,320,082	57,636,624
Thrifts and Mortgage Finance — 1.0%
Capitol Federal Financial, Inc.	5,472,559	63,536,410
Trading Companies and Distributors — 1.1%
MSC Industrial Direct Co., Inc., Class A	1,269,637	69,791,946
Wireless Telecommunication Services — 0.8%
Rogers Communications, Inc., Class B	1,195,720	49,908,756
TOTAL COMMON STOCKS (Cost $6,883,518,053)		6,140,914,473
EXCHANGE-TRADED FUNDS — 0.5%
iShares Russell Mid-Cap Value ETF (Cost $32,287,773)	500,665	32,087,620
TEMPORARY CASH INVESTMENTS — 3.4%
Federal Home Loan Bank Discount Notes, 0.00%, 4/1/20(3)	$60,000,000	60,000,000
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.875% - 3.00%, 11/30/21 - 5/15/45, valued at $51,131,337), in a joint trading account at 0.01%, dated 3/31/20, due 4/1/20 (Delivery value $50,137,191)		50,137,177
State Street Institutional U.S. Government Money Market Fund, Premier Class	104,722,569	104,722,569
TOTAL TEMPORARY CASH INVESTMENTS (Cost $214,859,746)		214,859,746
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(4)†
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $1,909,950)	1,909,950	1,909,950
TOTAL INVESTMENT SECURITIES — 101.0% (Cost $7,132,575,522)		6,389,771,789
OTHER ASSETS AND LIABILITIES — (1.0)%		(64,628,728)
TOTAL NET ASSETS — 100.0%		$6,325,143,061

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	4,870,998	USD	3,358,638	Morgan Stanley	6/30/20	$105,558
CAD	3,640,505	USD	2,575,689	Morgan Stanley	6/30/20	13,395
CAD	5,657,140	USD	3,875,816	Morgan Stanley	6/30/20	147,475
CAD	2,202,425	USD	1,532,612	Morgan Stanley	6/30/20	33,726
USD	47,909,500	CAD	69,847,260	Morgan Stanley	6/30/20	(1,765,041)
USD	3,783,515	CAD	5,443,533	Morgan Stanley	6/30/20	(87,860)
USD	5,115,630	CAD	7,343,742	Morgan Stanley	6/30/20	(107,153)
USD	2,259,488	CAD	3,193,217	Morgan Stanley	6/30/20	(11,491)
USD	8,218,460	CAD	11,694,622	Morgan Stanley	6/30/20	(98,616)
EUR	4,259,194	USD	4,561,554	Credit Suisse AG	6/30/20	151,792
USD	172,412,520	EUR	158,570,869	Credit Suisse AG	6/30/20	(3,066,549)
USD	4,326,270	EUR	4,027,888	Credit Suisse AG	6/30/20	(131,106)
USD	6,053,194	EUR	5,613,385	Credit Suisse AG	6/30/20	(158,739)
USD	8,760,194	EUR	8,037,834	Credit Suisse AG	6/30/20	(134,703)
GBP	4,926,658	USD	6,107,381	JPMorgan Chase Bank N.A.	6/30/20	21,137
GBP	8,623,992	USD	9,968,903	JPMorgan Chase Bank N.A.	6/30/20	758,913
GBP	3,632,970	USD	4,195,503	JPMorgan Chase Bank N.A.	6/30/20	323,731
GBP	5,683,395	USD	6,686,611	JPMorgan Chase Bank N.A.	6/30/20	383,250
USD	131,572,824	GBP	112,928,353	JPMorgan Chase Bank N.A.	6/30/20	(8,904,427)
USD	4,684,432	GBP	3,933,681	JPMorgan Chase Bank N.A.	6/30/20	(208,872)
USD	7,229,353	GBP	5,939,847	JPMorgan Chase Bank N.A.	6/30/20	(159,522)
USD	3,699,720	GBP	2,979,152	JPMorgan Chase Bank N.A.	6/30/20	(6,197)
JPY	422,912,323	USD	3,823,628	Bank of America N.A.	6/30/20	124,302
USD	38,392,885	JPY	4,144,127,998	Bank of America N.A.	6/30/20	(292,974)
USD	2,392,738	JPY	265,019,615	Bank of America N.A.	6/30/20	(81,248)
NOK	24,985,732	USD	2,376,470	Goldman Sachs & Co.	6/30/20	27,569
NOK	33,520,463	USD	2,990,912	Goldman Sachs & Co.	6/30/20	234,309
USD	47,178,322	NOK	539,790,775	Goldman Sachs & Co.	6/30/20	(4,758,442)
USD	2,037,923	NOK	21,274,980	Goldman Sachs & Co.	6/30/20	(9,081)
USD	2,617,119	NOK	27,459,567	Goldman Sachs & Co.	6/30/20	(24,944)
USD	3,758,071	NOK	39,457,667	Goldman Sachs & Co.	6/30/20	(38,407)
						$(17,720,215)

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CAD	-	Canadian Dollar
EUR	-	Euro
GBP	-	British Pound
JPY	-	Japanese Yen
NOK	-	Norwegian Krone
USD	-	United States Dollar

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

(2)
Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $1,814,506. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.

(3)	The rate indicated is the yield to maturity at purchase.

(4)	Investment of cash collateral from securities on loan. At the period end, the aggregate market value of the collateral held by the fund was $1,909,950.

See Notes to Financial Statements.

Statement of Assets and Liabilities

MARCH 31, 2020
Assets
Investment securities, at value (cost of $7,130,665,572) — including $1,814,506 of securities on loan	$6,387,861,839
Investment made with cash collateral received for securities on loan, at value (cost of $1,909,950)	1,909,950
Total investment securities, at value (cost of $7,132,575,522)	6,389,771,789
Receivable for investments sold	62,043,257
Receivable for capital shares sold	8,280,908
Unrealized appreciation on forward foreign currency exchange contracts	2,325,157
Dividends and interest receivable	18,614,028
Securities lending receivable	19,405
6,481,054,544

Liabilities
Payable for collateral received for securities on loan	1,909,950
Payable for investments purchased	116,887,734
Payable for capital shares redeemed	12,511,716
Unrealized depreciation on forward foreign currency exchange contracts	20,045,372
Accrued management fees	4,422,809
Distribution and service fees payable	133,902
155,911,483

Net Assets	$6,325,143,061

Net Assets Consist of:
Capital (par value and paid-in surplus)	$7,165,588,781
Distributable earnings	(840,445,720)
$6,325,143,061

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$1,885,285,744	152,683,328	$12.35
I Class, $0.01 Par Value	$1,866,459,745	151,020,584	$12.36
Y Class, $0.01 Par Value	$97,540,859	7,888,494	$12.36
A Class, $0.01 Par Value	$221,283,892	17,960,163	$12.32*
C Class, $0.01 Par Value	$58,796,452	4,830,458	$12.17
R Class, $0.01 Par Value	$67,874,391	5,526,404	$12.28
R5 Class, $0.01 Par Value	$59,765,982	4,834,503	$12.36
R6 Class, $0.01 Par Value	$2,068,135,996	167,356,058	$12.36
* Maximum offering price $13.07 (net asset value divided by 0.9425).

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED MARCH 31, 2020
Investment Income (Loss)
Income:
Dividends (including $320,889 from affiliates and net of foreign taxes withheld of $2,682,173)	$198,246,354
Interest	3,658,734
Securities lending, net	92,159
201,997,247

Expenses:
Management fees	64,822,215
Distribution and service fees:
A Class	819,313
C Class	868,041
R Class	469,643
Directors' fees and expenses	260,244
Other expenses	3,299
67,242,755
Fees waived(1)	(783,038)
66,459,717

Net investment income (loss)	135,537,530

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (including $(295,080) from affiliates)	(6,074,989)
Forward foreign currency exchange contract transactions	58,710,523
Foreign currency translation transactions	(46,076)
52,589,458

Change in net unrealized appreciation (depreciation) on:
Investments (including $(1,234,432) from affiliates)	(1,484,112,252)
Forward foreign currency exchange contracts	(21,621,230)
Translation of assets and liabilities in foreign currencies	(19,576)
(1,505,753,058)

Net realized and unrealized gain (loss)	(1,453,163,600)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,317,626,070)

(1)	Amount consists of $280,749, $227,699, $3,354, $35,660, $9,284, $9,750, $6,515 and $210,027 for Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class, respectively.

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2020 AND MARCH 31, 2019
Increase (Decrease) in Net Assets	March 31, 2020	March 31, 2019
Operations
Net investment income (loss)	$135,537,530	$115,870,096
Net realized gain (loss)	52,589,458	480,724,796
Change in net unrealized appreciation (depreciation)	(1,505,753,058)	(532,343,731)
Net increase (decrease) in net assets resulting from operations	(1,317,626,070)	64,251,161

Distributions to Shareholders
From earnings:
Investor Class	(37,683,895)	(421,857,048)
I Class	(38,542,329)	(199,006,704)
Y Class	(1,169,265)	(1,294,431)
A Class	(3,920,068)	(45,643,306)
C Class	(423,132)	(11,830,967)
R Class	(911,293)	(11,094,927)
R5 Class	(1,175,543)	(5,849,134)
R6 Class	(42,327,290)	(196,398,747)
Decrease in net assets from distributions	(126,152,815)	(892,975,264)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	156,328,013	50,729,211

Net increase (decrease) in net assets	(1,287,450,872)	(777,994,892)

Net Assets
Beginning of period	7,612,593,933	8,390,588,825
End of period	$6,325,143,061	$7,612,593,933

See Notes to Financial Statements.

Notes to Financial Statements

MARCH 31, 2020

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Mid Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

20

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of March 31, 2020.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$1,909,950	—	—	—	$1,909,950
Gross amount of recognized liabilities for securities lending transactions					$1,909,950

(1)	Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. From April 1, 2019 through July 31, 2019, the investment advisor agreed to waive 0.03% of the fund's management fee. Effective August 1, 2019, the investment advisor terminated the waiver and decreased the annual management fee by 0.03%.

21

The annual management fee and the effective annual management fee before and after waiver for each class for the period ended March 31, 2020 are as follows:

		Effective Annual Management Fee
	Annual Management Fee*	Before Waiver	After Waiver
Investor Class	0.97%	0.98%	0.97%
I Class	0.77%	0.78%	0.77%
Y Class	0.62%	0.63%	0.62%
A Class	0.97%	0.98%	0.97%
C Class	0.97%	0.98%	0.97%
R Class	0.97%	0.98%	0.97%
R5 Class	0.77%	0.78%	0.77%
R6 Class	0.62%	0.63%	0.62%
*Prior to August 1, 2019, the annual management fee was 1.00% for the Investor Class, A Class, C Class and R Class, 0.80% for the I Class and R5 Class and 0.65% for the Y Class and R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2020 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $24,797,235 and $12,470,683, respectively. The effect of interfund transactions on the Statement of Operations was $(310,250) in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended March 31, 2020 were $4,431,957,589 and $4,162,752,824, respectively.

22

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2020		Year ended March 31, 2019
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	1,500,000,000		1,600,000,000
Sold	20,088,394	$311,201,364	29,281,089	$479,115,289
Issued in reinvestment of distributions	2,317,924	36,976,343	28,900,782	417,721,419
Redeemed	(100,996,222)	(1,577,566,569)	(73,978,700)	(1,211,860,870)
	(78,589,904)	(1,229,388,862)	(15,796,829)	(315,024,162)
I Class/Shares Authorized	1,100,000,000		800,000,000
Sold	94,376,421	1,450,628,400	26,204,693	432,486,638
Issued in reinvestment of distributions	2,293,117	36,571,490	12,535,312	181,672,401
Redeemed	(46,632,054)	(725,767,160)	(42,594,448)	(674,728,415)
	50,037,484	761,432,730	(3,854,443)	(60,569,376)
Y Class/Shares Authorized	40,000,000		70,000,000
Sold	7,040,258	109,174,391	1,238,573	20,627,236
Issued in reinvestment of distributions	72,447	1,152,523	81,860	1,181,629
Redeemed	(280,091)	(4,247,714)	(297,967)	(4,892,427)
	6,832,614	106,079,200	1,022,466	16,916,438
A Class/Shares Authorized	180,000,000		225,000,000
Sold	4,084,537	63,101,608	4,440,855	71,286,193
Issued in reinvestment of distributions	218,963	3,488,204	2,919,299	42,024,485
Redeemed	(9,987,643)	(157,210,586)	(15,370,108)	(251,287,162)
	(5,684,143)	(90,620,774)	(8,009,954)	(137,976,484)
C Class/Shares Authorized	50,000,000		60,000,000
Sold	100,022	1,500,175	275,778	4,299,710
Issued in reinvestment of distributions	24,922	395,739	791,241	11,153,466
Redeemed	(1,628,718)	(24,798,234)	(2,735,564)	(42,650,699)
	(1,503,774)	(22,902,320)	(1,668,545)	(27,197,523)
R Class/Shares Authorized	60,000,000		60,000,000
Sold	1,141,041	17,475,694	1,151,992	18,427,617
Issued in reinvestment of distributions	56,966	906,380	771,057	11,028,708
Redeemed	(2,069,212)	(32,195,094)	(2,578,965)	(42,234,447)
	(871,205)	(13,813,020)	(655,916)	(12,778,122)
R5 Class/Shares Authorized	40,000,000		30,000,000
Sold	1,635,426	26,015,321	3,908,660	66,466,749
Issued in reinvestment of distributions	73,681	1,175,543	404,046	5,849,134
Redeemed	(722,530)	(11,084,354)	(483,091)	(7,788,943)
	986,577	16,106,510	3,829,615	64,526,940
R6 Class/Shares Authorized	1,100,000,000		700,000,000
Sold	71,545,043	1,127,211,933	45,719,202	718,717,319
Issued in reinvestment of distributions	2,640,445	42,128,044	13,543,023	196,398,747
Redeemed	(34,320,704)	(539,905,428)	(24,053,371)	(392,284,566)
	39,864,784	629,434,549	35,208,854	522,831,500
Net increase (decrease)	11,072,433	$156,328,013	10,075,248	$50,729,211
23

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Aerospace and Defense	$117,093,185	$26,473,434	—
Food and Staples Retailing	53,782,210	90,697,419	—
Food Products	235,848,340	62,263,768	—
Health Care Equipment and Supplies	326,950,278	56,755,485	—
Hotels, Restaurants and Leisure	—	77,988,519	—
Machinery	151,610,963	56,879,425	—
Oil, Gas and Consumable Fuels	94,894,344	19,300,934	—
Paper and Forest Products	—	71,178,558	—
Wireless Telecommunication Services	—	49,908,756	—
Other Industries	4,649,288,855	—	—
Exchange-Traded Funds	32,087,620	—	—
Temporary Cash Investments	104,722,569	110,137,177	—
Temporary Cash Investments - Securities Lending Collateral	1,909,950	—	—
	$5,768,188,314	$621,583,475	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$2,325,157	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$20,045,372	—

24

7. Affiliated Company Transactions

If a fund's holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the period ended March 31, 2020 follows (amounts in thousands):

Company	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Income
Heartland Express, Inc.	$76,492	$6,556	$8,098	$(1,234)	(1)	(1)	$(295)	$321

(1)	Company was not an affiliate at March 31, 2020.

8. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $674,013,436.

The value of foreign currency risk derivative instruments as of March 31, 2020, is disclosed on the Statement of Assets and Liabilities as an asset of $2,325,157 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $20,045,372 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended March 31, 2020, the effect of foreign currency risk derivative instruments on the Statement of Operations was $58,710,523 in net realized gain (loss) on forward foreign currency exchange contract transactions and $(21,621,230) in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

9. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing a significant portion of assets in one country or region may accentuate these risks.

25

10. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2020 and March 31, 2019 were as follows:

	2020	2019
Distributions Paid From
Ordinary income	$126,149,383	$172,249,185
Long-term capital gains	$3,432	$720,726,079

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$7,286,841,928
Gross tax appreciation of investments	$412,941,191
Gross tax depreciation of investments	(1,310,011,330)
Net tax appreciation (depreciation) of investments	(897,070,139)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(21,236)
Net tax appreciation (depreciation)	$(897,091,375)
Undistributed ordinary income	$15,454,287
Accumulated long-term gains	$41,191,368

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

26

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2020	$15.19	0.24	(2.85)	(2.61)	(0.23)	—	(0.23)	$12.35	(17.52)%	0.98%	0.99%	1.56%	1.55%	55%	$1,885,286
2019	$17.09	0.23	(0.21)	0.02	(0.21)	(1.71)	(1.92)	$15.19	0.81%	0.96%	1.00%	1.38%	1.34%	53%	$3,514,131
2018	$17.76	0.28	0.71	0.99	(0.27)	(1.39)	(1.66)	$17.09	5.51%	0.96%	1.00%	1.57%	1.53%	47%	$4,223,276
2017	$15.32	0.22	2.93	3.15	(0.23)	(0.48)	(0.71)	$17.76	20.71%	0.98%	1.00%	1.32%	1.30%	49%	$4,706,704
2016	$16.70	0.19	0.06	0.25	(0.19)	(1.44)	(1.63)	$15.32	1.94%	1.00%	1.01%	1.19%	1.18%	66%	$3,554,131
I Class
2020	$15.21	0.28	(2.87)	(2.59)	(0.26)	—	(0.26)	$12.36	(17.40)%	0.78%	0.79%	1.76%	1.75%	55%	$1,866,460
2019	$17.10	0.26	(0.20)	0.06	(0.24)	(1.71)	(1.95)	$15.21	1.07%	0.76%	0.80%	1.58%	1.54%	53%	$1,535,449
2018	$17.77	0.32	0.71	1.03	(0.31)	(1.39)	(1.70)	$17.10	5.72%	0.76%	0.80%	1.77%	1.73%	47%	$1,793,037
2017	$15.33	0.26	2.93	3.19	(0.27)	(0.48)	(0.75)	$17.77	20.95%	0.78%	0.80%	1.52%	1.50%	49%	$1,628,060
2016	$16.71	0.22	0.06	0.28	(0.22)	(1.44)	(1.66)	$15.33	2.14%	0.80%	0.81%	1.39%	1.38%	66%	$1,153,899
Y Class
2020	$15.21	0.32	(2.89)	(2.57)	(0.28)	—	(0.28)	$12.36	(17.22)%	0.63%	0.64%	1.91%	1.90%	55%	$97,541
2019	$17.11	0.31	(0.24)	0.07	(0.26)	(1.71)	(1.97)	$15.21	1.16%	0.61%	0.65%	1.73%	1.69%	53%	$16,061
2018(3)	$17.76	0.32	0.75	1.07	(0.33)	(1.39)	(1.72)	$17.11	5.97%	0.61%(4)	0.65%(4)	1.89%(4)	1.85%(4)	47%(5)	$572

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2020	$15.16	0.20	(2.85)	(2.65)	(0.19)	—	(0.19)	$12.32	(17.76)%	1.23%	1.24%	1.31%	1.30%	55%	$221,284
2019	$17.06	0.18	(0.20)	(0.02)	(0.17)	(1.71)	(1.88)	$15.16	0.57%	1.21%	1.25%	1.13%	1.09%	53%	$358,500
2018	$17.73	0.22	0.73	0.95	(0.23)	(1.39)	(1.62)	$17.06	5.26%	1.21%	1.25%	1.32%	1.28%	47%	$540,108
2017	$15.30	0.18	2.92	3.10	(0.19)	(0.48)	(0.67)	$17.73	20.37%	1.23%	1.25%	1.07%	1.05%	49%	$989,014
2016	$16.68	0.15	0.06	0.21	(0.15)	(1.44)	(1.59)	$15.30	1.69%	1.25%	1.26%	0.94%	0.93%	66%	$1,360,886
C Class
2020	$14.98	0.08	(2.81)	(2.73)	(0.08)	—	(0.08)	$12.17	(18.37)%	1.98%	1.99%	0.56%	0.55%	55%	$58,796
2019	$16.89	0.06	(0.21)	(0.15)	(0.05)	(1.71)	(1.76)	$14.98	(0.23)%	1.96%	2.00%	0.38%	0.34%	53%	$94,910
2018	$17.58	0.10	0.71	0.81	(0.11)	(1.39)	(1.50)	$16.89	4.48%	1.96%	2.00%	0.57%	0.53%	47%	$135,133
2017	$15.17	0.06	2.90	2.96	(0.07)	(0.48)	(0.55)	$17.58	19.56%	1.98%	2.00%	0.32%	0.30%	49%	$160,893
2016	$16.57	0.03	0.06	0.09	(0.05)	(1.44)	(1.49)	$15.17	0.90%	2.00%	2.01%	0.19%	0.18%	66%	$102,906

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2020	$15.12	0.17	(2.86)	(2.69)	(0.15)	—	(0.15)	$12.28	(18.00)%	1.48%	1.49%	1.06%	1.05%	55%	$67,874
2019	$17.02	0.14	(0.20)	(0.06)	(0.13)	(1.71)	(1.84)	$15.12	0.33%	1.46%	1.50%	0.88%	0.84%	53%	$96,701
2018	$17.69	0.19	0.71	0.90	(0.18)	(1.39)	(1.57)	$17.02	5.02%	1.46%	1.50%	1.07%	1.03%	47%	$120,024
2017	$15.26	0.14	2.92	3.06	(0.15)	(0.48)	(0.63)	$17.69	20.12%	1.48%	1.50%	0.82%	0.80%	49%	$151,705
2016	$16.64	0.11	0.06	0.17	(0.11)	(1.44)	(1.55)	$15.26	1.43%	1.50%	1.51%	0.69%	0.68%	66%	$127,581
R5 Class
2020	$15.21	0.28	(2.87)	(2.59)	(0.26)	—	(0.26)	$12.36	(17.40)%	0.78%	0.79%	1.76%	1.75%	55%	$59,766
2019	$17.11	0.28	(0.23)	0.05	(0.24)	(1.71)	(1.95)	$15.21	1.01%	0.76%	0.80%	1.58%	1.54%	53%	$58,526
2018(3)	$17.76	0.29	0.76	1.05	(0.31)	(1.39)	(1.70)	$17.11	5.83%	0.76%(4)	0.80%(4)	1.70%(4)	1.66%(4)	47%(5)	$313
R6 Class
2020	$15.20	0.31	(2.87)	(2.56)	(0.28)	—	(0.28)	$12.36	(17.23)%	0.63%	0.64%	1.91%	1.90%	55%	$2,068,136
2019	$17.10	0.29	(0.22)	0.07	(0.26)	(1.71)	(1.97)	$15.20	1.16%	0.61%	0.65%	1.73%	1.69%	53%	$1,938,315
2018	$17.77	0.34	0.72	1.06	(0.34)	(1.39)	(1.73)	$17.10	5.88%	0.61%	0.65%	1.92%	1.88%	47%	$1,578,125
2017	$15.33	0.29	2.92	3.21	(0.29)	(0.48)	(0.77)	$17.77	21.13%	0.63%	0.65%	1.67%	1.65%	49%	$1,302,074
2016	$16.71	0.25	0.05	0.30	(0.24)	(1.44)	(1.68)	$15.33	2.29%	0.65%	0.66%	1.54%	1.53%	66%	$544,182

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	April 10, 2017 (commencement of sale) through March 31, 2018.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Capital Portfolios, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Mid Cap Value Fund, one of the funds constituting the American Century Capital Portfolios, Inc. (the "Fund"), as of March 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Mid Cap Value Fund of the American Century Capital Portfolios, Inc. as of March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
May 15, 2020

We have served as the auditor of one or more American Century investment companies since 1997.

31

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	63	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	63	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	63	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	63	None

32

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	63	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	63	None
John R. Whitten (1946)	Director	Since 2008	Retired	63	Onto Innovation Inc. (2019-2020); Rudolph Technologies, Inc. (2006-2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	80	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	120	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

33

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019
Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Chief Operating Officer, ACC (2012-2015). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries

R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

34

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2018 through December 31, 2019. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

35

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

36

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for for the fiscal year ended March 31, 2020.

For corporate taxpayers, the fund hereby designates $118,325,964, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2020 as qualified for the corporate dividends received deduction.

The fund hereby designates $3,432, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended March 31, 2020.

37

Notes

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92271 2005

Annual Report

March 31, 2020

NT Large Company Value Fund
G Class (ACLLX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of March 31, 2020
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
G Class	ACLLX	-13.40%	1.91%	7.53%	5/12/06
Russell 1000 Value Index	—	-17.17%	1.90%	7.66%	—
S&P 500 Index	—	-6.98%	6.72%	10.52%	—
Fund returns would have been lower if a portion of the fees had not been waived.

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2010

Value on March 31, 2020
G Class — $20,690

Russell 1000 Value Index — $20,931

S&P 500 Index — $27,210

Ending value of G Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
G Class	0.49%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

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Portfolio Commentary

Portfolio Managers: Phillip N. Davidson, Brian Woglom and Philip Sundell

Performance Summary

NT Large Company Value returned -13.40%* for the fiscal year ended March 31, 2020, compared with the -17.17% return of its benchmark, the Russell 1000 Value Index.

Stock market performance for the fiscal year was dominated by the steep sell-off in the final weeks, sparked by the COVID-19 pandemic. NT Large Company Value declined during the fiscal year but outperformed its benchmark, the Russell 1000 Value Index. Selection in the energy, consumer staples and financials sectors aided relative performance, as did overweight positions in consumer staples and health care. Selection in real estate and materials hurt relative results, as did our underweight in communication services.

Energy and Consumer Staples Sectors Contribute

Selection in the energy sector aided relative results, particularly in the oil, gas and consumable fuels industry, where our avoidance of Exxon Mobil was beneficial. Exxon underperformed its integrated peers as it continued to struggle with execution. Also, Exxon embarked on a large capital spending program that weighed on its free cash flow, return on capital and balance sheet health.

Consumer staples contributed to the portfolio’s outperformance. Stay-at-home directives resulted in strong demand for groceries and household products. As a result, several of our holdings in the consumer staples sector outperformed. Our overweight in this defensive sector also positively impacted relative returns.

Real Estate and Materials Sectors Detract

Selection in the real estate sector detracted from relative performance, particularly in the equity real estate investment trusts (REITs) industry. Welltower, a REIT that invests in senior housing and related health care facilities, was pressured by the impact COVID-19 could have on current senior housing tenants and future demand. Weyerhaeuser, a timber REIT, fell as investors expect COVID-19 to lead to declining construction.

Selection in materials also hurt relative results, especially in the chemicals industry, where DuPont de Nemours was a significant detractor. We no longer hold a position in the security.
Portfolio Positioning

We remain overweight in the health care sector. According to our analysis, the portfolio’s health care holdings offer compelling valuations and risk/reward profiles, particularly in the health care equipment and supplies and pharmaceuticals industries.

Financials is our largest absolute sector weight and a slight overweight relative to the benchmark. A large portion of our exposure in the sector is in banks. In an environment where interest rates are expected to stay lower for longer, bank valuations have understandably come down. We remain focused on higher-quality banks with compelling valuations and conservative balance sheets.

*Returns would have been lower if a portion of the fees had not been waived.

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We remain underweight in the communication services sector. Verizon Communications and The Walt Disney Co. are our only holdings in communication services. We believe Verizon offers relative stability, balance sheet strength and an attractive valuation relative to peers. Disney, a new position in the portfolio, offers an attractive valuation, strong brand and historically high returns on capital.

We believe the coronavirus will have a significant impact on earnings for many companies and on dividends for some companies. We expect some management teams to view this as an opportunity to explain away deeper issues. Therefore, our job as active fundamental managers is to differentiate between high-quality companies that are experiencing transitory headwinds and those companies that are severely impaired.

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Fund Characteristics

MARCH 31, 2020
Top Ten Holdings	% of net assets
Johnson & Johnson	5.0%
Medtronic plc	4.8%
Berkshire Hathaway, Inc., Class B	4.6%
Pfizer, Inc.	3.7%
Procter & Gamble Co. (The)	3.4%
Zimmer Biomet Holdings, Inc.	3.0%
Chubb Ltd.	2.7%
JPMorgan Chase & Co.	2.7%
Bank of New York Mellon Corp. (The)	2.6%
Verizon Communications, Inc.	2.6%

Top Five Industries	% of net assets
Banks	10.4%
Pharmaceuticals	9.8%
Health Care Equipment and Supplies	9.8%
Household Products	6.5%
Electric Utilities	5.8%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	89.3%
Foreign Common Stocks*	7.3%
Exchange-Traded Funds	1.3%
Total Equity Exposure	97.9%
Temporary Cash Investments	3.0%
Other Assets and Liabilities	(0.9)%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

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Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2019 to March 31, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/19	Ending Account Value 3/31/20	Expenses Paid During Period(1) 10/1/19 - 3/31/20	Annualized Expense Ratio(1)
Actual
G Class	$1,000	$804.20	$0.05	0.01%
Hypothetical
G Class	$1,000	$1,024.95	$0.05	0.01%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any underlying fund fees and expenses.

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Schedule of Investments

MARCH 31, 2020

	Shares	Value
COMMON STOCKS — 96.6%
Aerospace and Defense — 1.5%
Raytheon Co.	75,000	$9,836,250
Textron, Inc.	334,700	8,926,449
		18,762,699
Air Freight and Logistics — 1.5%
United Parcel Service, Inc., Class B	191,600	17,899,272
Airlines — 0.7%
Southwest Airlines Co.	248,800	8,859,768
Automobiles — 0.5%
Honda Motor Co. Ltd. ADR	282,800	6,351,688
Banks — 10.4%
Bank of America Corp.	424,200	9,005,766
JPMorgan Chase & Co.	366,400	32,986,992
PNC Financial Services Group, Inc. (The)	280,300	26,830,316
Truist Financial Corp.	664,400	20,490,096
U.S. Bancorp	523,800	18,044,910
Wells Fargo & Co.	697,900	20,029,730
		127,387,810
Beverages — 1.3%
PepsiCo, Inc.	129,600	15,564,960
Building Products — 1.0%
Johnson Controls International plc	466,600	12,579,536
Capital Markets — 4.4%
Ameriprise Financial, Inc.	92,900	9,520,392
Bank of New York Mellon Corp. (The)	948,800	31,955,584
BlackRock, Inc.	28,600	12,583,142
		54,059,118
Communications Equipment — 1.4%
Cisco Systems, Inc.	446,800	17,563,708
Diversified Financial Services — 4.6%
Berkshire Hathaway, Inc., Class B(1)	308,300	56,366,489
Diversified Telecommunication Services — 2.6%
Verizon Communications, Inc.	585,600	31,464,288
Electric Utilities — 5.8%
Eversource Energy	290,600	22,727,826
Pinnacle West Capital Corp.	311,800	23,631,322
Xcel Energy, Inc.	395,000	23,818,500
		70,177,648
Electrical Equipment — 1.8%
Emerson Electric Co.	472,000	22,490,800
Electronic Equipment, Instruments and Components — 1.1%
TE Connectivity Ltd.	218,300	13,748,534

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	Shares	Value
Energy Equipment and Services — 0.6%
Baker Hughes Co.	328,300	$3,447,150
Schlumberger Ltd.	243,840	3,289,402
		6,736,552
Entertainment — 1.6%
Walt Disney Co. (The)	207,200	20,015,520
Equity Real Estate Investment Trusts (REITs) — 2.3%
Welltower, Inc.	270,700	12,392,646
Weyerhaeuser Co.	916,100	15,527,895
		27,920,541
Food and Staples Retailing — 3.0%
Koninklijke Ahold Delhaize NV	771,600	18,057,975
Walmart, Inc.	166,100	18,872,282
		36,930,257
Food Products — 1.6%
Mondelez International, Inc., Class A	387,200	19,390,976
Health Care Equipment and Supplies — 9.8%
Hologic, Inc.(1)	670,661	23,540,201
Medtronic plc	653,500	58,932,630
Zimmer Biomet Holdings, Inc.	367,300	37,126,684
		119,599,515
Health Care Providers and Services — 1.6%
Quest Diagnostics, Inc.	244,400	19,625,320
Health Care Technology — 1.6%
Cerner Corp.	307,500	19,369,425
Household Durables — 0.5%
PulteGroup, Inc.	242,100	5,403,672
Household Products — 6.5%
Colgate-Palmolive Co.	297,000	19,708,920
Kimberly-Clark Corp.	142,200	18,183,114
Procter & Gamble Co. (The)	375,900	41,349,000
		79,241,034
Industrial Conglomerates — 1.6%
Siemens AG	220,000	18,935,033
Insurance — 3.8%
Aflac, Inc.	385,900	13,213,216
Chubb Ltd.	299,500	33,451,155
		46,664,371
Machinery — 0.8%
Cummins, Inc.	67,300	9,107,036
Oil, Gas and Consumable Fuels — 3.9%
Chevron Corp.	270,300	19,585,938
ConocoPhillips	295,900	9,113,720
TOTAL SA ADR	493,900	18,392,836
		47,092,494
Paper and Forest Products — 0.7%
Mondi plc	524,800	8,951,559

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	Shares	Value
Personal Products — 1.5%
Unilever NV (New York)	373,000	$18,198,670
Pharmaceuticals — 9.8%
Johnson & Johnson	467,000	61,237,710
Merck & Co., Inc.	175,500	13,502,970
Pfizer, Inc.	1,390,300	45,379,392
		120,120,072
Road and Rail — 1.0%
Norfolk Southern Corp.	85,900	12,541,400
Semiconductors and Semiconductor Equipment — 3.8%
Applied Materials, Inc.	172,200	7,890,204
Intel Corp.	329,200	17,816,304
Maxim Integrated Products, Inc.	159,600	7,758,156
Texas Instruments, Inc.	127,400	12,731,082
		46,195,746
Software — 1.0%
Oracle Corp.	263,200	12,720,456
Specialty Retail — 1.0%
Advance Auto Parts, Inc.	125,400	11,702,328
TOTAL COMMON STOCKS (Cost $1,179,898,188)		1,179,738,295
EXCHANGE-TRADED FUNDS — 1.3%
iShares Russell 1000 Value ETF (Cost $18,373,993)	159,000	15,769,620
TEMPORARY CASH INVESTMENTS — 3.0%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.875% - 3.00%, 11/30/21 - 5/15/45, valued at $12,144,014), in a joint trading account at 0.01%, dated 3/31/20, due 4/1/20 (Delivery value $11,907,898)		11,907,895
State Street Institutional U.S. Government Money Market Fund, Premier Class	24,872,495	24,872,495
TOTAL TEMPORARY CASH INVESTMENTS (Cost $36,780,390)		36,780,390
TOTAL INVESTMENT SECURITIES — 100.9% (Cost $1,235,052,571)		1,232,288,305
OTHER ASSETS AND LIABILITIES — (0.9)%		(10,710,920)
TOTAL NET ASSETS — 100.0%		$1,221,577,385

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FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	1,502,779	USD	1,614,103	Credit Suisse AG	6/30/20	$48,915
EUR	1,342,118	USD	1,486,324	Credit Suisse AG	6/30/20	(1,098)
USD	3,690,493	EUR	3,386,177	Credit Suisse AG	6/30/20	(56,748)
USD	1,845,860	EUR	1,671,823	Credit Suisse AG	6/30/20	(4,227)
USD	58,524,195	EUR	53,825,746	Credit Suisse AG	6/30/20	(1,040,918)
GBP	360,231	USD	416,409	JPMorgan Chase Bank N.A.	6/30/20	31,700
GBP	327,869	USD	385,743	JPMorgan Chase Bank N.A.	6/30/20	22,109
GBP	265,418	USD	329,028	JPMorgan Chase Bank N.A.	6/30/20	1,139
USD	6,788,969	GBP	5,826,941	JPMorgan Chase Bank N.A.	6/30/20	(459,456)
USD	159,697	GBP	138,285	JPMorgan Chase Bank N.A.	6/30/20	(12,322)
USD	424,972	GBP	356,864	JPMorgan Chase Bank N.A.	6/30/20	(18,949)
USD	342,040	GBP	281,030	JPMorgan Chase Bank N.A.	6/30/20	(7,547)
USD	335,154	GBP	269,878	JPMorgan Chase Bank N.A.	6/30/20	(561)
JPY	19,233,356	USD	173,892	Bank of America N.A.	6/30/20	5,653
USD	462,558	JPY	51,232,935	Bank of America N.A.	6/30/20	(15,707)
USD	238,170	JPY	26,045,053	Bank of America N.A.	6/30/20	(4,964)
USD	5,102,728	JPY	550,788,463	Bank of America N.A.	6/30/20	(38,939)
						$(1,551,920)

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
EUR	-	Euro
GBP	-	British Pound
JPY	-	Japanese Yen
USD	-	United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

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Statement of Assets and Liabilities

MARCH 31, 2020
Assets
Investment securities, at value (cost of $1,235,052,571)	$1,232,288,305
Receivable for investments sold	9,989,921
Unrealized appreciation on forward foreign currency exchange contracts	109,516
Dividends and interest receivable	2,634,094
1,245,021,836

Liabilities
Payable for investments purchased	12,503,331
Payable for capital shares redeemed	9,279,684
Unrealized depreciation on forward foreign currency exchange contracts	1,661,436
23,444,451

Net Assets	$1,221,577,385

G Class Capital Shares, $0.01 Par Value
Shares authorized	1,100,000,000
Shares outstanding	138,240,577

Net Asset Value Per Share	$8.84

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,238,162,835
Distributable earnings	(16,585,450)
$1,221,577,385

See Notes to Financial Statements.

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Statement of Operations

YEAR ENDED MARCH 31, 2020
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $750,855)	$39,046,119
Interest	574,950
39,621,069

Expenses:
Management fees	7,419,909
Directors' fees and expenses	51,200
Other expenses	57,420
7,528,529
Fees waived	(7,419,909)
108,620

Net investment income (loss)	39,512,449

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	67,991,324
Forward foreign currency exchange contract transactions	5,491,394
Foreign currency translation transactions	(24,418)
73,458,300

Change in net unrealized appreciation (depreciation) on:
Investments	(267,494,782)
Forward foreign currency exchange contracts	(2,527,874)
Translation of assets and liabilities in foreign currencies	3,372
(270,019,284)

Net realized and unrealized gain (loss)	(196,560,984)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(157,048,535)

See Notes to Financial Statements.

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Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2020 AND MARCH 31, 2019
Increase (Decrease) in Net Assets	March 31, 2020	March 31, 2019
Operations
Net investment income (loss)	$39,512,449	$46,522,103
Net realized gain (loss)	73,458,300	81,029,657
Change in net unrealized appreciation (depreciation)	(270,019,284)	(2,035,416)
Net increase (decrease) in net assets resulting from operations	(157,048,535)	125,516,344

Distributions to Shareholders
From earnings	(81,816,130)	(163,394,016)

Capital Share Transactions
Proceeds from shares sold	154,491,376	96,025,056
Proceeds from reinvestment of distributions	81,816,130	163,394,016
Payments for shares redeemed	(400,513,336)	(483,220,999)
Net increase (decrease) in net assets from capital share transactions	(164,205,830)	(223,801,927)

Net increase (decrease) in net assets	(403,070,495)	(261,679,599)

Net Assets
Beginning of period	1,624,647,880	1,886,327,479
End of period	$1,221,577,385	$1,624,647,880

Transactions in Shares of the Fund
Sold	15,332,181	9,170,897
Issued in reinvestment of distributions	7,139,722	15,707,058
Redeemed	(35,218,837)	(42,728,213)
Net increase (decrease) in shares of the fund	(12,746,934)	(17,850,258)

See Notes to Financial Statements.

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Notes to Financial Statements

MARCH 31, 2020

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Large Company Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard or the Bloomberg Industry Classification Standard for the tobacco industry. The fund offers the G Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could

14

affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

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3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees —The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The strategy assets of the fund also include the assets of Large Company Value Fund, one fund in a series issued by the corporation. The management fee schedule ranges from 0.35% to 0.55%. The investment advisor agreed to waive the fund's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors. The effective annual management fee for the period ended March 31, 2020 was 0.48% before waiver and 0.00% after waiver.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $10,456,632 and $10,296,460, respectively. The effect of interfund transactions on the Statement of Operations was $809,283 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended March 31, 2020 were $1,134,202,548 and $1,311,868,758, respectively.

5. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$1,133,793,728	$45,944,567	—
Exchange-Traded Funds	15,769,620	—	—
Temporary Cash Investments	24,872,495	11,907,895	—
	$1,174,435,843	$57,852,462	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$109,516	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$1,661,436	—

6. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $128,244,538.

The value of foreign currency risk derivative instruments as of March 31, 2020, is disclosed on the Statement of Assets and Liabilities as an asset of $109,516 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $1,661,436 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended March 31, 2020, the effect of foreign currency risk derivative instruments on the Statement of Operations was $5,491,394 in net realized gain (loss) on forward foreign currency exchange contract transactions and $(2,527,874) in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund is owned by a relatively small number of shareholders, and in the event such shareholders redeem, the ongoing operations of the fund may be at risk.

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There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing a significant portion of assets in one country or region may accentuate these risks.

8. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2020 and March 31, 2019 were as follows:

	2020	2019
Distributions Paid From
Ordinary income	$39,461,060	$47,275,451
Long-term capital gains	$42,355,070	$116,118,565

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,275,666,731
Gross tax appreciation of investments	$91,578,172
Gross tax depreciation of investments	(134,956,598)
Net tax appreciation (depreciation) of investments	(43,378,426)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(4,081)
Net tax appreciation (depreciation)	$(43,382,507)
Undistributed ordinary income	$2,105,099
Accumulated long-term gains	$24,691,958

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class
2020	$10.76	0.28	(1.59)	(1.31)	(0.29)	(0.32)	(0.61)	$8.84	(13.40)%	0.01%	0.49%	2.55%	2.07%	76%	$1,221,577
2019	$11.17	0.30	0.41	0.71	(0.30)	(0.82)	(1.12)	$10.76	7.02%	0.00%(3)	0.48%	2.64%	2.16%	56%	$1,624,648
2018	$11.87	0.32	0.21	0.53	(0.30)	(0.93)	(1.23)	$11.17	4.23%	0.20%	0.53%	2.68%	2.35%	57%	$1,886,327
2017	$10.58	0.25	1.80	2.05	(0.24)	(0.52)	(0.76)	$11.87	19.67%	0.63%	0.63%	2.17%	2.17%	79%	$1,703,216
2016	$12.38	0.18	(0.78)	(0.60)	(0.18)	(1.02)	(1.20)	$10.58	(4.92)%	0.64%	0.64%	1.57%	1.57%	61%	$1,531,294

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	Ratio was less than 0.005%.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Capital Portfolios, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT Large Company Value Fund, one of the funds constituting the American Century Capital Portfolios, Inc. (the "Fund"), as of March 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of NT Large Company Value Fund of the American Century Capital Portfolios, Inc. as of March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
May 15, 2020

We have served as the auditor of one or more American Century investment companies since 1997.

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	63	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	63	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	63	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	63	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	63	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	63	None
John R. Whitten (1946)	Director	Since 2008	Retired	63	Onto Innovation Inc. (2019-2020); Rudolph Technologies, Inc. (2006-2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	80	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	120	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019
Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Chief Operating Officer, ACC (2012-2015). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries

R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

23

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2018 through December 31, 2019. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

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Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

25

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2020.

For corporate taxpayers, the fund hereby designates $28,438,140, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2020 as qualified for the corporate dividends received deduction.

The fund hereby designates $42,906,625, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended March 31, 2020.

The fund utilized earnings and profits of $872,554 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

26

Notes

27

Notes

28

Notes

29

Notes

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92290 2005

Annual Report

March 31, 2020

NT Mid Cap Value Fund
G Class (ACLMX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of March 31, 2020
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
G Class	ACLMX	-16.54%	2.23%	8.48%	5/12/06
Russell Midcap Value Index	—	-24.13%	-0.76%	7.21%	—
Fund returns would have been lower if a portion of the fees had not been waived.

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2010

Value on March 31, 2020
G Class — $22,594

Russell Midcap Value Index — $20,078

Ending value of G Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
G Class	0.63%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

2

Portfolio Commentary

Portfolio Managers: Kevin Toney, Michael Liss, Phillip N. Davidson and Brian Woglom

Performance Summary

NT Mid Cap Value returned -16.54%* for the fiscal year ended March 31, 2020, compared with the -24.13% return of its benchmark, the Russell Midcap Value Index.

Stock market performance for the fiscal year was dominated by the steep sell-off in the final weeks, sparked by the COVID-19 pandemic. NT Mid Cap Value declined in the fiscal year but outperformed its benchmark, the Russell Midcap Value Index. Security selection in the consumer staples, financials and industrials sectors contributed to relative performance, as did an overweight allocation in consumer staples and industrials. Our relative underweight in communication services detracted.

Contribution From Consumer Staples, Financials and Industrials

Selection and an overweight position in the consumer staples sector were major contributors to relative outperformance. Much of this contribution came from the food products industry, where top performers included Conagra Brands. The stock of this food products company declined by far less than the broad market. Conagra was one of the primary beneficiaries of stay-at-home directives as grocery store sales surged. Additionally, the company continued to focus on reducing its leverage.

Stock selection in the financials sector was another key driver of the portfolio’s outperformance. Capital markets holding Northern Trust was a top contributor. This higher-quality stock held up better than many names in the financials sector due to its lower credit risk. The portfolio’s lack of exposure to mortgage real estate investment trusts and consumer finance companies was also beneficial, as the coronavirus outbreak has led to turmoil in financial markets and a spike in unemployment.

Selection and an overweight position in industrials also contributed to relative results. In the electrical equipment industry, Hubbell was a top contributor. Another top contributor was semiconductor company Applied Materials, which benefited from strong demand.

Underweight in Communication Services Detracts

Communication services was the only sector that generated negative attribution, mainly due to our underweight in the sector. Lack of holdings in diversified telecommunication services was a factor in the underperformance, as was lack of select benchmark names in the media industry, particularly Liberty Broadband. Comerica was another notable detractor. Lower interest rates and increased credit risk from worsening economic conditions drove underperformance for many banks.

During the period, the portfolio owned forward foreign currency exchange contracts to offset the inherent currency risks of holding foreign securities.

*Fund returns would have been lower if a portion of the fees had not been waived.

3

Portfolio Positioning

Our portfolio remains overweight in industrials, where we have identified higher-quality companies selling at attractive valuations. We have avoided many of the benchmark’s names in the airlines industry, however, which was beneficial to relative performance during the first quarter of 2020 as coronavirus concerns led to a collapse in demand for air travel. Our sole holding in the industry, Southwest Airlines, held up better than its peers due to its relatively strong financial metrics.

Though valuations appear attractive on the surface, we are approaching the energy sector cautiously due to our concerns that a lower-for-longer commodity price environment could be an extended headwind. We are invested in higher-quality energy companies that we believe are better equipped to withstand an extended downturn.

Real estate remains our largest underweight. Despite the market sell-off, our metrics show that many real estate stocks remain expensive relative to their historical valuation and to other areas of the equity market.

We believe the coronavirus will have a profound impact on earnings for many companies and on dividends for some companies. We expect some management teams to view this as an opportunity to explain away deeper issues. Therefore, our job as active fundamental managers is to differentiate between high-quality companies that are experiencing transitory headwinds and those companies that are severely impaired.

4

Fund Characteristics

MARCH 31, 2020
Top Ten Holdings	% of net assets
Zimmer Biomet Holdings, Inc.	3.4%
Northern Trust Corp.	3.0%
Emerson Electric Co.	2.0%
Edison International	1.9%
Chubb Ltd.	1.9%
Truist Financial Corp.	1.8%
nVent Electric plc	1.8%
Hubbell, Inc.	1.7%
Xcel Energy, Inc.	1.7%
Johnson Controls International plc	1.6%

Top Five Industries	% of net assets
Banks	7.8%
Health Care Providers and Services	6.8%
Capital Markets	6.6%
Health Care Equipment and Supplies	6.1%
Electric Utilities	5.9%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	88.3%
Foreign Common Stocks*	8.9%
Exchange-Traded Funds	0.5%
Total Equity Exposure	97.7%
Temporary Cash Investments	2.8%
Other Assets and Liabilities	(0.5)%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2019 to March 31, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/19	Ending Account Value 3/31/20	Expenses Paid During Period(1) 10/1/19 - 3/31/20	Annualized Expense Ratio(1)
Actual
G Class	$1,000	$779.20	$0.04	0.01%
Hypothetical
G Class	$1,000	$1,024.95	$0.05	0.01%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

6

Schedule of Investments

MARCH 31, 2020

	Shares	Value
COMMON STOCKS — 97.2%
Aerospace and Defense — 2.3%
BAE Systems plc	457,431	$2,951,643
General Dynamics Corp.	50,263	6,650,297
Textron, Inc.	236,386	6,304,415
		15,906,355
Airlines — 0.9%
Southwest Airlines Co.	182,473	6,497,864
Auto Components — 1.2%
Aptiv plc	46,308	2,280,206
BorgWarner, Inc.	245,061	5,972,137
		8,252,343
Automobiles — 1.5%
Honda Motor Co. Ltd. ADR	287,568	6,458,777
Thor Industries, Inc.	98,881	4,170,801
		10,629,578
Banks — 7.8%
Comerica, Inc.	222,601	6,531,113
Commerce Bancshares, Inc.	163,110	8,212,589
First Hawaiian, Inc.	266,305	4,402,022
M&T Bank Corp.	64,628	6,684,474
PNC Financial Services Group, Inc. (The)	35,127	3,362,357
Prosperity Bancshares, Inc.	87,247	4,209,668
Truist Financial Corp.	409,750	12,636,690
UMB Financial Corp.	80,622	3,739,248
Westamerica Bancorporation	76,439	4,493,084
		54,271,245
Building Products — 1.6%
Johnson Controls International plc	426,288	11,492,725
Capital Markets — 6.6%
Ameriprise Financial, Inc.	83,066	8,512,604
BlackRock, Inc.	10,577	4,653,563
Northern Trust Corp.	279,916	21,122,461
State Street Corp.	115,941	6,176,177
T. Rowe Price Group, Inc.	55,709	5,439,984
		45,904,789
Commercial Services and Supplies — 0.6%
Republic Services, Inc.	55,844	4,191,651
Communications Equipment — 0.9%
F5 Networks, Inc.(1)	58,107	6,195,949
Containers and Packaging — 3.5%
Graphic Packaging Holding Co.	300,827	3,670,089
Packaging Corp. of America	92,828	8,060,255

7

	Shares	Value
Sonoco Products Co.	183,996	$8,528,215
WestRock Co.	162,721	4,598,496
		24,857,055
Distributors — 1.3%
Genuine Parts Co.	133,165	8,965,999
Electric Utilities — 5.9%
Edison International	244,745	13,409,578
Eversource Energy	63,499	4,966,257
Pinnacle West Capital Corp.	147,369	11,169,096
Xcel Energy, Inc.	192,082	11,582,545
		41,127,476
Electrical Equipment — 5.5%
Emerson Electric Co.	298,907	14,242,919
Hubbell, Inc.	103,244	11,846,217
nVent Electric plc	747,704	12,613,766
		38,702,902
Electronic Equipment, Instruments and Components — 1.0%
TE Connectivity Ltd.	109,618	6,903,742
Energy Equipment and Services — 0.8%
Baker Hughes Co.	447,236	4,695,978
Schlumberger Ltd.	53,396	720,312
		5,416,290
Equity Real Estate Investment Trusts (REITs) — 5.3%
Empire State Realty Trust, Inc., Class A	414,769	3,716,330
MGM Growth Properties LLC, Class A	325,877	7,713,509
Piedmont Office Realty Trust, Inc., Class A	345,304	6,098,069
Welltower, Inc.	202,401	9,265,918
Weyerhaeuser Co.	601,792	10,200,374
		36,994,200
Food and Staples Retailing — 2.3%
Koninklijke Ahold Delhaize NV	431,064	10,088,313
Sysco Corp.	130,079	5,935,505
		16,023,818
Food Products — 4.7%
Conagra Brands, Inc.	331,406	9,723,452
J.M. Smucker Co. (The)	75,471	8,377,281
Kellogg Co.	47,090	2,824,929
Mondelez International, Inc., Class A	103,600	5,188,288
Orkla ASA	788,557	6,748,025
		32,861,975
Gas Utilities — 2.1%
Atmos Energy Corp.	58,249	5,780,048
Spire, Inc.	117,873	8,779,181
		14,559,229
Health Care Equipment and Supplies — 6.1%
Envista Holdings Corp.(1)	306,988	4,586,401
Hologic, Inc.(1)	221,400	7,771,140

8

	Shares	Value
Siemens Healthineers AG	158,783	$6,300,248
Zimmer Biomet Holdings, Inc.	234,448	23,698,004
		42,355,793
Health Care Providers and Services — 6.8%
Cardinal Health, Inc.	216,330	10,370,860
Henry Schein, Inc.(1)	125,859	6,358,397
McKesson Corp.	82,026	11,094,837
Quest Diagnostics, Inc.	113,144	9,085,463
Universal Health Services, Inc., Class B	106,920	10,593,633
		47,503,190
Health Care Technology — 1.0%
Cerner Corp.	110,199	6,941,435
Hotels, Restaurants and Leisure — 1.2%
Sodexo SA	127,861	8,664,201
Household Durables — 0.3%
PulteGroup, Inc.	89,285	1,992,841
Household Products — 0.5%
Kimberly-Clark Corp.	26,702	3,414,385
Insurance — 5.3%
Aflac, Inc.	185,779	6,361,073
Arthur J. Gallagher & Co.	20,103	1,638,596
Brown & Brown, Inc.	45,993	1,665,866
Chubb Ltd.	118,879	13,277,595
Globe Life, Inc.	20,212	1,454,658
ProAssurance Corp.	235,717	5,892,925
Reinsurance Group of America, Inc.	81,924	6,893,085
		37,183,798
Machinery — 3.3%
Cummins, Inc.	67,417	9,122,868
IMI plc	683,175	6,319,057
PACCAR, Inc.	126,296	7,720,475
		23,162,400
Media — 0.8%
Fox Corp., Class B	254,132	5,814,540
Multi-Utilities — 2.0%
Ameren Corp.	66,515	4,844,287
NorthWestern Corp.	121,901	7,293,337
WEC Energy Group, Inc.	25,524	2,249,430
		14,387,054
Multiline Retail — 0.4%
Target Corp.	27,151	2,524,228
Oil, Gas and Consumable Fuels — 1.8%
ConocoPhillips	253,968	7,822,214
Imperial Oil Ltd.	188,215	2,127,834
Noble Energy, Inc.	452,498	2,733,088
		12,683,136
Paper and Forest Products — 1.1%
Mondi plc	464,160	7,917,217

9

	Shares	Value
Road and Rail — 2.7%
Heartland Express, Inc.	444,853	$8,260,920
Norfolk Southern Corp.	72,622	10,602,812
		18,863,732
Semiconductors and Semiconductor Equipment — 3.0%
Applied Materials, Inc.	191,019	8,752,491
Maxim Integrated Products, Inc.	174,869	8,500,382
Microchip Technology, Inc.	52,838	3,582,416
		20,835,289
Specialty Retail — 1.3%
Advance Auto Parts, Inc.	96,814	9,034,683
Technology Hardware, Storage and Peripherals — 0.9%
HP, Inc.	368,847	6,403,184
Thrifts and Mortgage Finance — 1.0%
Capitol Federal Financial, Inc.	607,978	7,058,625
Trading Companies and Distributors — 1.1%
MSC Industrial Direct Co., Inc., Class A	141,557	7,781,388
Wireless Telecommunication Services — 0.8%
Rogers Communications, Inc., Class B	131,772	5,500,098
TOTAL COMMON STOCKS (Cost $734,116,062)		679,776,402
EXCHANGE-TRADED FUNDS — 0.5%
iShares Russell Mid-Cap Value ETF (Cost $3,558,992)	55,187	3,536,935
TEMPORARY CASH INVESTMENTS — 2.8%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.875% - 3.00%, 11/30/21 - 5/15/45, valued at $6,436,935), in a joint trading account at 0.01%, dated 3/31/20, due 4/1/20 (Delivery value $6,311,782)		6,311,780
State Street Institutional U.S. Government Money Market Fund, Premier Class	13,183,607	13,183,607
TOTAL TEMPORARY CASH INVESTMENTS (Cost $19,495,387)		19,495,387
TOTAL INVESTMENT SECURITIES — 100.5% (Cost $757,170,441)		702,808,724
OTHER ASSETS AND LIABILITIES — (0.5)%		(3,597,421)
TOTAL NET ASSETS — 100.0%		$699,211,303

10

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	562,285	USD	385,233	Morgan Stanley	6/30/20	$14,658
CAD	244,680	USD	170,267	Morgan Stanley	6/30/20	3,747
CAD	534,595	USD	368,612	Morgan Stanley	6/30/20	11,585
CAD	404,598	USD	286,256	Morgan Stanley	6/30/20	1,489
USD	5,277,134	CAD	7,693,534	Morgan Stanley	6/30/20	(194,416)
USD	420,332	CAD	604,753	Morgan Stanley	6/30/20	(9,761)
USD	568,854	CAD	816,618	Morgan Stanley	6/30/20	(11,915)
USD	251,232	CAD	355,053	Morgan Stanley	6/30/20	(1,278)
USD	871,319	CAD	1,239,861	Morgan Stanley	6/30/20	(10,455)
USD	18,575,811	EUR	17,084,505	Credit Suisse AG	6/30/20	(330,391)
USD	818,170	EUR	761,741	Credit Suisse AG	6/30/20	(24,794)
USD	1,380,104	EUR	1,266,302	Credit Suisse AG	6/30/20	(21,222)
GBP	520,129	USD	601,243	JPMorgan Chase Bank N.A.	6/30/20	45,771
GBP	394,680	USD	455,793	JPMorgan Chase Bank N.A.	6/30/20	35,169
GBP	632,317	USD	743,931	JPMorgan Chase Bank N.A.	6/30/20	42,639
GBP	547,912	USD	679,225	JPMorgan Chase Bank N.A.	6/30/20	2,351
USD	14,106,903	GBP	12,107,890	JPMorgan Chase Bank N.A.	6/30/20	(954,710)
USD	526,102	GBP	441,787	JPMorgan Chase Bank N.A.	6/30/20	(23,458)
USD	804,168	GBP	660,728	JPMorgan Chase Bank N.A.	6/30/20	(17,745)
USD	411,624	GBP	331,455	JPMorgan Chase Bank N.A.	6/30/20	(690)
JPY	46,603,571	USD	421,351	Bank of America N.A.	6/30/20	13,698
USD	4,265,289	JPY	460,395,273	Bank of America N.A.	6/30/20	(32,548)
USD	267,319	JPY	29,608,219	Bank of America N.A.	6/30/20	(9,077)
NOK	3,632,882	USD	324,149	Goldman Sachs & Co.	6/30/20	25,394
NOK	2,707,905	USD	257,557	Goldman Sachs & Co.	6/30/20	2,988
USD	5,113,094	NOK	58,501,467	Goldman Sachs & Co.	6/30/20	(515,711)
USD	220,866	NOK	2,305,741	Goldman Sachs & Co.	6/30/20	(984)
USD	283,638	NOK	2,976,014	Goldman Sachs & Co.	6/30/20	(2,703)
USD	407,292	NOK	4,276,345	Goldman Sachs & Co.	6/30/20	(4,162)
						$(1,966,531)

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CAD	-	Canadian Dollar
EUR	-	Euro
GBP	-	British Pound
JPY	-	Japanese Yen
NOK	-	Norwegian Krone
USD	-	United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

MARCH 31, 2020
Assets
Investment securities, at value (cost of $757,170,441)	$702,808,724
Receivable for investments sold	7,337,501
Receivable for capital shares sold	1,111,309
Unrealized appreciation on forward foreign currency exchange contracts	199,489
Dividends and interest receivable	1,989,240
Securities lending receivable	1,540
713,447,803

Liabilities
Payable for investments purchased	12,070,480
Unrealized depreciation on forward foreign currency exchange contracts	2,166,020
14,236,500

Net Assets	$699,211,303

G Class Capital Shares, $0.01 Par Value
Shares authorized	600,000,000
Shares outstanding	74,047,569

Net Asset Value Per Share	$9.44

Net Assets Consist of:
Capital (par value and paid-in surplus)	$754,624,161
Distributable earnings	(55,412,858)
$699,211,303

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED MARCH 31, 2020
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $309,194)	$22,257,173
Interest	257,030
Securities lending, net	7,750
22,521,953

Expenses:
Management fees	5,611,718
Directors' fees and expenses	29,377
Other expenses	14,768
5,655,863
Fees waived	(5,611,718)
44,145

Net investment income (loss)	22,477,808

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	16,087,549
Forward foreign currency exchange contract transactions	6,358,213
Foreign currency translation transactions	(9,436)
22,436,326

Change in net unrealized appreciation (depreciation) on:
Investments	(157,792,942)
Forward foreign currency exchange contracts	(2,439,697)
Translation of assets and liabilities in foreign currencies	(1,948)
(160,234,587)

Net realized and unrealized gain (loss)	(137,798,261)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(115,320,453)

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2020 AND MARCH 31, 2019
Increase (Decrease) in Net Assets	March 31, 2020	March 31, 2019
Operations
Net investment income (loss)	$22,477,808	$22,581,887
Net realized gain (loss)	22,436,326	57,553,525
Change in net unrealized appreciation (depreciation)	(160,234,587)	(58,573,667)
Net increase (decrease) in net assets resulting from operations	(115,320,453)	21,561,745

Distributions to Shareholders
From earnings	(21,546,170)	(129,362,542)

Capital Share Transactions
Proceeds from shares sold	100,328,415	108,253,911
Proceeds from reinvestment of distributions	21,546,170	129,362,542
Payments for shares redeemed	(215,922,753)	(221,319,499)
Net increase (decrease) in net assets from capital share transactions	(94,048,168)	16,296,954

Net increase (decrease) in net assets	(230,914,791)	(91,503,843)

Net Assets
Beginning of period	930,126,094	1,021,629,937
End of period	$699,211,303	$930,126,094

Transactions in Shares of the Fund
Sold	9,350,950	8,947,578
Issued in reinvestment of distributions	1,776,012	11,645,404
Redeemed	(17,339,936)	(17,472,830)
Net increase (decrease) in shares of the fund	(6,212,974)	3,120,152

See Notes to Financial Statements.

14

Notes to Financial Statements

MARCH 31, 2020

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Mid Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard or the Bloomberg Industry Classification Standard for the tobacco industry. The fund offers the G Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

15

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

16

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 99% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The annual management fee is 0.62%. Prior to August 1, 2019, the annual management fee was 0.65%. The investment advisor agreed to waive the fund's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors. The effective annual management fee for the period ended March 31, 2020 was 0.63% before waiver and 0.00% after waiver.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $2,819,331 and $1,777,022, respectively. The effect of interfund transactions on the Statement of Operations was $(52,182) in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended March 31, 2020 were $506,001,603 and $581,360,770, respectively.

17

5. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Aerospace and Defense	$12,954,712	$2,951,643	—
Food and Staples Retailing	5,935,505	10,088,313	—
Food Products	26,113,950	6,748,025	—
Health Care Equipment and Supplies	36,055,545	6,300,248	—
Hotels, Restaurants and Leisure	—	8,664,201	—
Machinery	16,843,343	6,319,057	—
Oil, Gas and Consumable Fuels	10,555,302	2,127,834	—
Paper and Forest Products	—	7,917,217	—
Wireless Telecommunication Services	—	5,500,098	—
Other Industries	514,701,409	—	—
Exchange-Traded Funds	3,536,935	—	—
Temporary Cash Investments	13,183,607	6,311,780	—
	$639,880,308	$62,928,416	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$199,489	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$2,166,020	—

18

6. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $77,919,147.

The value of foreign currency risk derivative instruments as of March 31, 2020, is disclosed on the Statement of Assets and Liabilities as an asset of $199,489 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $2,166,020 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended March 31, 2020, the effect of foreign currency risk derivative instruments on the Statement of Operations was $6,358,213 in net realized gain (loss) on forward foreign currency exchange contract transactions and $(2,439,697) in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing a significant portion of assets in one country or region may accentuate these risks.

The fund is owned by a relatively small number of shareholders, and in the event such shareholders redeem, the ongoing operations of the fund may be at risk.

8. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2020 and March 31, 2019 were as follows:

	2020	2019
Distributions Paid From
Ordinary income	$21,546,170	$30,009,207
Long-term capital gains	—	$99,353,335

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

19

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$780,657,632
Gross tax appreciation of investments	$48,943,833
Gross tax depreciation of investments	(126,792,741)
Net tax appreciation (depreciation) of investments	(77,848,908)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(2,154)
Net tax appreciation (depreciation)	$(77,851,062)
Undistributed ordinary income	$2,072,454
Accumulated long-term gains	$20,365,750

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

20

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class
2020	$11.59	0.30	(2.15)	(1.85)	(0.30)	—	(0.30)	$9.44	(16.54)%	0.01%	0.64%	2.53%	1.90%	59%	$699,211
2019	$13.24	0.30	(0.17)	0.13	(0.29)	(1.49)	(1.78)	$11.59	1.87%	0.00%(3)	0.65%	2.32%	1.67%	58%	$930,126
2018	$13.79	0.31	0.55	0.86	(0.30)	(1.11)	(1.41)	$13.24	6.30%	0.24%	0.70%	2.27%	1.81%	51%	$1,021,630
2017	$11.97	0.20	2.30	2.50	(0.22)	(0.46)	(0.68)	$13.79	20.98%	0.78%	0.80%	1.55%	1.53%	60%	$935,804
2016	$12.82	0.17	0.05	0.22	(0.17)	(0.90)	(1.07)	$11.97	2.13%	0.80%	0.81%	1.39%	1.38%	67%	$842,671

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	Ratio was less than 0.005%.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Capital Portfolios, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT Mid Cap Value Fund, one of the funds constituting the American Century Capital Portfolios, Inc. (the "Fund"), as of March 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of NT Mid Cap Value Fund of the American Century Capital Portfolios, Inc. as of March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
May 15, 2020

We have served as the auditor of one or more American Century investment companies since 1997.

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	63	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	63	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	63	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	63	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	63	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	63	None
John R. Whitten (1946)	Director	Since 2008	Retired	63	Onto Innovation Inc. (2019-2020); Rudolph Technologies, Inc. (2006-2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	80	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	120	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019
Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Chief Operating Officer, ACC (2012-2015). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries

R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2018 through December 31, 2019. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for for the fiscal year ended March 31, 2020.

For corporate taxpayers, the fund hereby designates $16,622,542, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2020 as qualified for the corporate dividends received deduction.

Notes

29

Notes

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92291 2005

Annual Report

March 31, 2020

Small Cap Value Fund
Investor Class (ASVIX)
I Class (ACVIX)
Y Class (ASVYX)
A Class (ACSCX)
C Class (ASVNX)
R Class (ASVRX)
R5 Class (ASVGX)
R6 Class (ASVDX)
G Class (ASVHX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2020. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional insights, please visit americancentury.com.

Virus Outbreak Abruptly Altered Economic, Market Backdrops

Through most of the period, market sentiment was upbeat, partly due to accommodative Federal Reserve (Fed) policy and modest inflation. Improving economic and corporate earnings data and a phase 1 U.S.-China trade deal also helped boost growth outlooks. Against this backdrop, key U.S. stock benchmarks rose to record highs by mid-February, and U.S. bonds continued to advance.

However, beginning in late February, unprecedented social and economic turmoil emerged and reversed the positive trajectory. The COVID-19 epidemic originating in China rapidly spread throughout the world, forcing stay-at-home orders and industry-wide shutdowns. U.S. stocks, corporate bonds and other riskier assets sold off sharply, while U.S. Treasuries rallied in the global flight to quality. The Fed stepped in quickly and aggressively, slashing interest rates to near 0% and enacting massive lending and asset-purchase programs to stabilize the financial system.

The swift and severe sell-off erased the strong stock market gains realized earlier in the period and left key benchmarks with losses for the 12 months. Reflecting their defensive characteristics, high-quality U.S. bonds withstood the turmoil and delivered solid returns for the 12-month period.

Promoting Health and Safety Remains Our Focus

While the market impact of COVID-19 has been severe, reducing the human toll is most important. We are monitoring the situation closely and following guidelines and protocols from all relevant authorities. Our firm has activated a comprehensive Pandemic Response Plan, which includes social distancing and work-from-home mandates, travel restrictions and escalated cleaning regimens at all our facilities. We’ve also launched a Business Continuity Plan to maintain regular business operations and ensure delivery of outstanding service.

We appreciate your confidence in us during these extraordinary times. We have a long history of helping clients weather volatile markets, and we are confident we will meet today’s challenges. In the meantime, the health and safety of you, your family and our employees remain a top priority.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2020
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ASVIX	-24.44%	-1.05%	5.44%	—	7/31/98
Russell 2000 Value Index	—	-29.64%	-2.42%	4.79%	—	—
I Class	ACVIX	-24.30%	-0.85%	5.65%	—	10/26/98
Y Class	ASVYX	-24.15%	—	—	-7.54%	4/10/17
A Class	ACSCX					12/31/99
No sales charge		-24.66%	-1.30%	5.16%	—
With sales charge		-28.95%	-2.45%	4.54%	—
C Class	ASVNX	-25.11%	-2.02%	4.39%	—	3/1/10
R Class	ASVRX	-24.80%	-1.54%	4.91%	—	3/1/10
R5 Class	ASVGX	-24.41%	—	—	-7.71%	4/10/17
R6 Class	ASVDX	-24.19%	-0.73%	—	2.19%	7/26/13
G Class	ASVHX	—	—	—	-24.58%	4/1/19
Average annual returns since inception are presented when ten years of performance history is not available.
G Class returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2010
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2020
Investor Class — $16,989

Russell 2000 Value Index — $15,965

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
1.25%	1.05%	0.90%	1.50%	2.25%	1.75%	1.05%	0.90%	0.90%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Jeff John and Miles Lewis

Effective April 2020, portfolio manager Miles Lewis will leave the fund’s management team, and Ryan Cope will join the fund as a portfolio manager.

Performance Summary

Small Cap Value declined -24.44%* for the 12 months ended March 31, 2020. The fund’s benchmark, the Russell 2000 Value Index, declined -29.64% for the same time period. The fund’s return reflects operating expenses, while the index’s return does not.

Holdings in the materials sector were key drivers of the portfolio’s outperformance. Underweights in the energy and consumer discretionary sectors were also beneficial, as those two areas of the market declined considerably toward the end of the reporting period. In addition, several of our financials positions outperformed. On the other hand, the fund’s lack of exposure to the utilities sector weighed on returns. Stock selection in the real estate sector also detracted.

Materials, Energy, Consumer Discretionary and Financials Contributed

In the materials sector, Graphic Packaging Holding Co. and Silgan Holdings were notable contributors to relative performance. These packaging companies offered attractive free cash flow and virtually no commodity exposure, creating consumer staples-like businesses. Graphic Packaging outperformed, due in part to its stable, high free cash flow in an industry that has been consolidated. Silgan, a provider of metal food packaging, held up quite well during the significant market downturn during the first quarter of 2020. As coronavirus fears and government orders drove people to stay at home, Silgan was a direct beneficiary of consumers’ demand for canned food products.

During the market downturn, the energy sector was hit hard as waning global demand and a price war between Saudi Arabia and Russia drove oil prices to decade lows. In turn, the fund’s underweight in energy, driven by our bottom-up process, contributed positively to relative performance. We believe many smaller energy companies may not have the balance sheet strength to survive the pressure on oil prices, leading us to exit several of our energy positions when oil prices started to decline.

The fund’s underweight in the consumer discretionary sector was also beneficial. While we held select consumer discretionary positions, most companies in the sector do not meet our quality criteria. As many companies in this sector were hit particularly hard by temporary closures and the negative economic impact of COVID-19, our consumer discretionary underweight positively impacted performance. As we move into the new fiscal year, we believe this sector underweight should help mitigate the portfolio’s overall risk.

The financials sector was another area of strength. Several of our insurance holdings, including RenaissanceRe Holdings and James River Group Holdings, were notable contributors. While these stocks declined, they held up better than many other names in the financials sector due to their defensive nature. We ended the period with an overweight in the insurance industry because we view it as a defensive play with relatively attractive valuations.

*
All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Utilities and Real Estate Detracted

All sectors of the equity market declined during the market sell-off, but the more defensive sectors, including utilities, declined less than the broad market. Therefore, our lack of exposure to the utilities sector weighed on relative performance. Despite the widespread downturn in the market, we have not found higher-quality utilities selling at attractive valuations.

Holdings in the real estate sector detracted from relative performance, including EPR Properties and Weingarten Realty Investors. EPR is a real estate investment trust that invests in amusement parks, theaters and ski resorts. Due to COVID-19, these properties temporarily ceased to operate. This weighed on the stock as EPR was no longer capturing the rental stream from these properties. We exited the position in the face of uncertainty. Coronavirus fears negatively impacted the stock of Weingarten. This real estate investment trust invests in grocery-store anchored shopping centers. Retailers and other businesses in these shopping centers struggled due to COVID-19, but we believe the grocery store anchors may provide somewhat of an offset going forward.

While stock selection within financials was positive overall, some of the portfolio’s key detractors were in the capital markets and banking industries. Donnelley Financial Solutions, a provider of risk and compliance solutions, declined in March due to questions around the capital markets as volatility spiked. We maintained our position in the company as we believe future demand for its services may increase. Additionally, Donnelley has taken steps to decrease its leverage, strengthen its balance sheet and improve its software. Bank holdings Texas Capital Bancshares and BankUnited also underperformed. Texas Capital, a regional bank, was hit hard due to the drop in interest rates, deteriorating economic conditions and its 8% loan exposure to energy companies. The company is in the process of being acquired by Independent Bank Group, and we believe this combination should result in an attractive business. BankUnited, a national bank, was also negatively impacted by lower interest rates and the economic downturn.

Portfolio Positioning

The portfolio seeks to invest in companies where we believe the valuation does not reflect the quality and normal earnings power of the company. Our process is based on individual security selection, but broad themes have emerged.

Our portfolio ended the year with an overweight in the financials sector. From an industry standpoint, our largest overweight is insurance, where companies have been benefiting from a hardening price environment. Insurance stocks have also historically held up better during recessions because of the need-to-have nature of their products. On the other hand, the portfolio has no exposure to utilities. Despite the widespread market sell-off during the first quarter of 2020, our metrics show that valuations throughout the utilities sector remain unattractive. We have identified more attractive investment opportunities elsewhere.

6

Fund Characteristics

MARCH 31, 2020
Top Ten Holdings	% of net assets
ProAssurance Corp.	2.8%
Graphic Packaging Holding Co.	2.7%
Spectrum Brands Holdings, Inc.	2.7%
BankUnited, Inc.	2.5%
Compass Diversified Holdings	2.5%
Silgan Holdings, Inc.	2.5%
Valley National Bancorp	2.4%
Premier, Inc., Class A	2.4%
Home BancShares, Inc.	2.4%
Teradata Corp.	2.3%

Top Five Industries	% of net assets
Banks	19.7%
Insurance	10.5%
Equity Real Estate Investment Trusts (REITs)	7.2%
Commercial Services and Supplies	6.8%
Electronic Equipment, Instruments and Components	6.5%

Types of Investments in Portfolio	% of net assets
Common Stocks	96.3%
Exchange-Traded Funds	0.3%
Total Equity Exposure	96.6%
Temporary Cash Investments	4.4%
Temporary Cash Investments - Securities Lending Collateral	0.2%
Other Assets and Liabilities	(1.2)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2019 to March 31, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/19	Ending Account Value 3/31/20	Expenses Paid During Period(1) 10/1/19 - 3/31/20	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$704.70	$5.33	1.25%
I Class	$1,000	$705.60	$4.48	1.05%
Y Class	$1,000	$706.30	$3.84	0.90%
A Class	$1,000	$703.30	$6.39	1.50%
C Class	$1,000	$701.90	$9.57	2.25%
R Class	$1,000	$702.80	$7.45	1.75%
R5 Class	$1,000	$704.70	$4.47	1.05%
R6 Class	$1,000	$705.90	$3.84	0.90%
G Class	$1,000	$709.90	$0.00	0.00%(2)
Hypothetical
Investor Class	$1,000	$1,018.75	$6.31	1.25%
I Class	$1,000	$1,019.75	$5.30	1.05%
Y Class	$1,000	$1,020.50	$4.55	0.90%
A Class	$1,000	$1,017.50	$7.57	1.50%
C Class	$1,000	$1,013.75	$11.33	2.25%
R Class	$1,000	$1,016.25	$8.82	1.75%
R5 Class	$1,000	$1,019.75	$5.30	1.05%
R6 Class	$1,000	$1,020.50	$4.55	0.90%
G Class	$1,000	$1,025.00	$0.00	0.00%(2)

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

(2)	Other expenses, which include directors' fees and expenses, did not exceed 0.005%.

9

Schedule of Investments

MARCH 31, 2020

	Shares	Value
COMMON STOCKS — 96.3%
Banks — 19.7%
Ameris Bancorp	210,000	$4,989,600
BankUnited, Inc.	1,840,000	34,408,000
CrossFirst Bankshares, Inc.(1)	1,061,251	8,914,508
First Hawaiian, Inc.	1,330,000	21,984,900
Hilltop Holdings, Inc.	830,000	12,549,600
Home BancShares, Inc.	2,660,000	31,893,400
Independent Bank Group, Inc.	485,000	11,484,800
Origin Bancorp, Inc.	690,000	13,972,500
Pacific Premier Bancorp, Inc.	560,000	10,550,400
Prosperity Bancshares, Inc.	175,000	8,443,750
Signature Bank	310,000	24,920,900
South State Corp.	70,000	4,111,100
Texas Capital Bancshares, Inc.(1)	565,000	12,526,050
Towne Bank	445,000	8,050,050
UMB Financial Corp.	550,000	25,509,000
Valley National Bancorp	4,545,000	33,223,950
		267,532,508
Capital Markets — 1.9%
Ares Management Corp., Class A	435,000	13,454,550
Donnelley Financial Solutions, Inc.(1)(2)	2,404,326	12,670,798
		26,125,348
Chemicals — 1.5%
Minerals Technologies, Inc.	545,000	19,761,700
Commercial Services and Supplies — 6.8%
Brink's Co. (The)	500,000	26,025,000
CECO Environmental Corp.(1)	1,308,348	6,109,985
Charah Solutions, Inc.(1)(2)	2,048,785	3,503,423
Deluxe Corp.	730,000	18,928,900
Healthcare Services Group, Inc.	765,000	18,291,150
UniFirst Corp.	125,000	18,886,250
		91,744,708
Construction and Engineering — 1.7%
Arcosa, Inc.	24,542	975,299
Dycom Industries, Inc.(1)	350,000	8,977,500
NV5 Global, Inc.(1)	190,000	7,845,100
Valmont Industries, Inc.	45,000	4,769,100
		22,566,999
Construction Materials — 0.9%
Eagle Materials, Inc.	95,000	5,549,900
Tecnoglass, Inc.	1,584,049	6,114,429
		11,664,329

10

	Shares	Value
Containers and Packaging — 5.2%
Graphic Packaging Holding Co.	3,060,000	$37,332,000
Silgan Holdings, Inc.	1,150,000	33,373,000
		70,705,000
Diversified Financial Services — 2.5%
Compass Diversified Holdings	2,551,109	34,184,861
Electronic Equipment, Instruments and Components — 6.5%
Avnet, Inc.	710,000	17,821,000
Belden, Inc.	285,000	10,282,800
Coherent, Inc.(1)	210,000	22,346,100
II-VI, Inc.(1)(3)	780,000	22,230,000
Tech Data Corp.(1)	115,000	15,047,750
		87,727,650
Energy Equipment and Services — 0.5%
Cactus, Inc., Class A	455,000	5,278,000
NCS Multistage Holdings, Inc.(1)	1,691,802	1,082,753
		6,360,753
Equity Real Estate Investment Trusts (REITs) — 7.2%
Brandywine Realty Trust	2,015,000	21,197,800
CareTrust REIT, Inc.	260,000	3,845,400
Cousins Properties, Inc.	520,000	15,220,400
Four Corners Property Trust, Inc.	205,000	3,835,550
Highwoods Properties, Inc.	115,000	4,073,300
Kite Realty Group Trust	1,435,000	13,589,450
Lexington Realty Trust	470,000	4,667,100
National Health Investors, Inc.	100,000	4,952,000
Physicians Realty Trust	945,000	13,173,300
Sabra Health Care REIT, Inc.	160,000	1,747,200
Summit Hotel Properties, Inc.	650,000	2,743,000
Weingarten Realty Investors	625,000	9,018,750
		98,063,250
Food and Staples Retailing — 0.9%
Weis Markets, Inc.	300,000	12,498,000
Food Products — 0.4%
Hain Celestial Group, Inc. (The)(1)	210,000	5,453,700
Health Care Providers and Services — 5.3%
Patterson Cos., Inc.	925,000	14,143,250
Premier, Inc., Class A(1)	1,015,000	33,210,800
Providence Service Corp. (The)(1)	442,400	24,278,912
		71,632,962
Hotels, Restaurants and Leisure — 1.2%
Accel Entertainment, Inc.(1)	1,320,000	9,900,000
Red Robin Gourmet Burgers, Inc.(1)(2)	725,000	6,177,000
		16,077,000
Household Products — 3.6%
Reynolds Consumer Products, Inc.	380,000	11,084,600
Spectrum Brands Holdings, Inc.	1,025,000	37,279,250
		48,363,850
Insurance — 10.5%
AMERISAFE, Inc.	255,000	16,439,850

11

	Shares	Value
Axis Capital Holdings Ltd.	745,000	$28,794,250
Hanover Insurance Group, Inc. (The)	55,000	4,981,900
James River Group Holdings Ltd.	620,000	22,468,800
ProAssurance Corp.	1,520,788	38,019,700
ProSight Global, Inc.(1)	560,000	5,460,000
RenaissanceRe Holdings Ltd.	85,000	12,692,200
White Mountains Insurance Group Ltd.	15,000	13,650,000
		142,506,700
IT Services — 2.7%
Cass Information Systems, Inc.	170,000	5,977,200
EVERTEC, Inc.	830,000	18,865,900
TTEC Holdings, Inc.	305,000	11,199,600
		36,042,700
Machinery — 5.2%
Colfax Corp.(1)	680,000	13,464,000
EnPro Industries, Inc.	525,931	20,816,349
Graham Corp.	418,817	5,402,739
Hurco Cos., Inc.	235,000	6,838,500
Luxfer Holdings plc	311,467	4,404,144
Timken Co. (The)	630,000	20,374,200
		71,299,932
Media — 1.1%
Entravision Communications Corp., Class A(2)	6,165,000	12,514,950
Townsquare Media, Inc., Class A	531,586	2,450,611
		14,965,561
Oil, Gas and Consumable Fuels — 0.3%
Earthstone Energy, Inc., Class A(1)	840,000	1,478,400
Magnolia Oil & Gas Corp., Class A(1)(3)	835,000	3,340,000
		4,818,400
Personal Products — 0.8%
Edgewell Personal Care Co.(1)	460,000	11,076,800
Professional Services — 0.8%
InnerWorkings, Inc.(1)(2)	2,605,000	3,047,850
Korn Ferry	345,000	8,390,400
		11,438,250
Semiconductors and Semiconductor Equipment — 2.1%
Advanced Energy Industries, Inc.(1)	109,757	5,322,117
Kulicke & Soffa Industries, Inc.	1,130,000	23,583,100
		28,905,217
Software — 3.8%
LogMeIn, Inc.	195,000	16,239,600
Sapiens International Corp. NV	285,000	5,420,700
Teradata Corp.(1)	1,494,869	30,629,866
		52,290,166
Specialty Retail — 2.2%
MarineMax, Inc.(1)	590,195	6,149,832
OneWater Marine, Inc., Class A(1)	441,600	3,378,240

12

	Shares	Value
Penske Automotive Group, Inc.	720,000	$20,160,000
		29,688,072
Trading Companies and Distributors — 1.0%
DXP Enterprises, Inc.(1)	265,000	3,248,900
Foundation Building Materials, Inc.(1)	675,000	6,945,750
GMS, Inc.(1)	225,000	3,539,250
		13,733,900
TOTAL COMMON STOCKS (Cost $1,754,240,068)		1,307,228,316
EXCHANGE-TRADED FUNDS — 0.3%
iShares Russell 2000 Value ETF (Cost $3,602,437)	46,438	3,809,309
TEMPORARY CASH INVESTMENTS — 4.4%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.875% - 3.00%, 11/30/21 - 5/15/45, valued at $19,831,515), in a joint trading account at 0.01%, dated 3/31/20, due 4/1/20 (Delivery value $19,445,931)		19,445,926
State Street Institutional U.S. Government Money Market Fund, Premier Class	40,617,383	40,617,383
TOTAL TEMPORARY CASH INVESTMENTS (Cost $60,063,309)		60,063,309
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(4) — 0.2%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $2,110,914)	2,110,914	2,110,914
TOTAL INVESTMENT SECURITIES — 101.2% (Cost $1,820,016,728)		1,373,211,848
OTHER ASSETS AND LIABILITIES — (1.2)%		(16,275,200)
TOTAL NET ASSETS — 100.0%		$1,356,936,648

NOTES TO SCHEDULE OF INVESTMENTS

(1)	Non-income producing.

(2)
Affiliated Company: the fund’s holding represents ownership of 5% or more of the voting securities of the company; therefore, the company is affiliated as defined in the Investment Company Act of 1940.

(3)
Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $3,242,848. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.

(4)
Investment of cash collateral from securities on loan. At the period end, the aggregate market value of the collateral held by the fund was $3,373,204, which includes securities collateral of $1,262,290.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

MARCH 31, 2020
Assets
Investment securities - unaffiliated, at value (cost of $1,716,269,192) — including $3,242,848 of securities on loan	$1,333,186,913
Investment securities - affiliated, at value (cost of $101,636,622)	37,914,021
Investment made with cash collateral received for securities on loan, at value (cost of $2,110,914)	2,110,914
Total investment securities, at value (cost of $1,820,016,728)	1,373,211,848
Receivable for investments sold	3,117,685
Receivable for capital shares sold	5,136,521
Dividends and interest receivable	3,118,840
Securities lending receivable	3,125
1,384,588,019

Liabilities
Payable for collateral received for securities on loan	2,110,914
Payable for investments purchased	23,124,092
Payable for capital shares redeemed	1,240,306
Accrued management fees	1,161,401
Distribution and service fees payable	14,658
27,651,371

Net Assets	$1,356,936,648

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,895,487,516
Distributable earnings	(538,550,868)
$1,356,936,648

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$439,029,788	84,432,434	$5.20
I Class, $0.01 Par Value	$407,146,960	77,383,929	$5.26
Y Class, $0.01 Par Value	$24,078,557	4,569,219	$5.27
A Class, $0.01 Par Value	$48,260,451	9,403,865	$5.13*
C Class, $0.01 Par Value	$2,556,487	530,688	$4.82
R Class, $0.01 Par Value	$2,298,547	450,848	$5.10
R5 Class, $0.01 Par Value	$3,373,396	640,883	$5.26
R6 Class, $0.01 Par Value	$290,443,864	55,181,601	$5.26
G Class, $0.01 Par Value	$139,748,598	26,431,988	$5.29
*Maximum offering price $5.44 (net asset value divided by 0.9425).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED MARCH 31, 2020
Investment Income (Loss)
Income:
Dividends (including $1,014,741 from affiliates and net of foreign taxes withheld of $7,975)	$28,797,954
Interest	579,012
Securities lending, net	196,674
29,573,640

Expenses:
Management fees	16,507,862
Distribution and service fees:
A Class	193,503
C Class	30,676
R Class	17,435
Directors' fees and expenses	48,925
Other expenses	543
16,798,944
Fees waived - G Class	(540,325)
16,258,619

Net investment income (loss)	13,315,021

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (including $(7,112,970) from affiliates)	(11,640,777)
Forward foreign currency exchange contract transactions	22,653
Foreign currency translation transactions	(1,675)
(11,619,799)

Change in net unrealized appreciation (depreciation) on:
Investments (including $(46,108,273) from affiliates)	(440,773,718)
Forward foreign currency exchange contracts	(31,388)
(440,805,106)

Net realized and unrealized gain (loss)	(452,424,905)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(439,109,884)

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2020 AND MARCH 31, 2019
Increase (Decrease) in Net Assets	March 31, 2020	March 31, 2019
Operations
Net investment income (loss)	$13,315,021	$11,513,778
Net realized gain (loss)	(11,619,799)	82,961,073
Change in net unrealized appreciation (depreciation)	(440,805,106)	(148,151,347)
Net increase (decrease) in net assets resulting from operations	(439,109,884)	(53,676,496)

Distributions to Shareholders
From earnings:
Investor Class	(15,619,335)	(89,060,366)
I Class	(11,408,593)	(54,894,046)
Y Class	(629,409)	(313,187)
A Class	(1,735,034)	(13,505,350)
C Class	(75,193)	(401,065)
R Class	(76,868)	(477,398)
R5 Class	(36,655)	(760)
R6 Class	(10,640,774)	(45,390,786)
G Class	(4,520,287)	—
Decrease in net assets from distributions	(44,742,148)	(204,042,958)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	484,798,524	112,624,110

Net increase (decrease) in net assets	946,492	(145,095,344)

Net Assets
Beginning of period	1,355,990,156	1,501,085,500
End of period	$1,356,936,648	$1,355,990,156

See Notes to Financial Statements.

16

Notes to Financial Statements

MARCH 31, 2020

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Small Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the G Class commenced on April 1, 2019.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

17

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

18

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of March 31, 2020.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$2,110,914	—	—	—	$2,110,914
Gross amount of recognized liabilities for securities lending transactions					$2,110,914

(1)	Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 14% of the shares of the fund.

19

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). Effective April 1, 2019, the investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors.

The management fee schedule range and the effective annual management fee for each class for the period ended March 31, 2020 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	1.00% to 1.25%	1.25%
I Class	0.80% to 1.05%	1.05%
Y Class	0.65% to 0.90%	0.90%
A Class	1.00% to 1.25%	1.25%
C Class	1.00% to 1.25%	1.25%
R Class	1.00% to 1.25%	1.25%
R5 Class	0.80% to 1.05%	1.05%
R6 Class	0.65% to 0.90%	0.90%
G Class	0.65% to 0.90%	0.00%(1)

(1)	Effective annual management fee before waiver was 0.90%.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2020 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $10,636,275 and $2,216,217, respectively. The effect of interfund transactions on the Statement of Operations was $159,069 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended March 31, 2020 were $1,517,158,109 and $1,031,836,122, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2020		Year ended March 31, 2019
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	680,000,000		560,000,000
Sold	24,802,353	$178,829,074	12,960,930	$100,472,856
Issued in reinvestment of distributions	1,941,566	15,339,631	13,390,594	87,258,443
Redeemed	(26,667,305)	(193,532,060)	(21,626,746)	(169,911,632)
	76,614	636,645	4,724,778	17,819,667
I Class/Shares Authorized	380,000,000		380,000,000
Sold	47,812,059	324,176,300	16,376,077	131,475,018
Issued in reinvestment of distributions	1,189,766	9,479,116	6,588,560	43,572,942
Redeemed	(21,024,656)	(151,420,025)	(20,796,591)	(161,888,831)
	27,977,169	182,235,391	2,168,046	13,159,129
Y Class/Shares Authorized	30,000,000		70,000,000
Sold	4,385,038	30,678,538	410,456	3,366,503
Issued in reinvestment of distributions	47,887	383,589	47,604	313,187
Redeemed	(328,638)	(2,346,193)	(8,162)	(62,476)
	4,104,287	28,715,934	449,898	3,617,214
A Class/Shares Authorized	90,000,000		95,000,000
Sold	1,467,411	10,408,675	1,783,250	14,726,695
Issued in reinvestment of distributions	219,701	1,721,197	2,092,454	13,420,518
Redeemed	(4,174,800)	(30,205,959)	(5,649,426)	(45,125,429)
	(2,487,688)	(18,076,087)	(1,773,722)	(16,978,216)
C Class/Shares Authorized	20,000,000		10,000,000
Sold	218,176	1,509,618	93,544	759,030
Issued in reinvestment of distributions	10,147	75,193	66,512	401,065
Redeemed	(83,461)	(527,591)	(102,899)	(754,791)
	144,862	1,057,220	57,157	405,304
R Class/Shares Authorized	20,000,000		10,000,000
Sold	140,015	898,698	107,250	839,924
Issued in reinvestment of distributions	9,830	76,868	75,253	477,398
Redeemed	(195,765)	(1,296,089)	(71,943)	(545,740)
	(45,920)	(320,523)	110,560	771,582
R5 Class/Shares Authorized	20,000,000		30,000,000
Sold	714,209	5,601,944	70,749	525,409
Issued in reinvestment of distributions	4,565	36,655	115	760
Redeemed	(146,743)	(984,692)	(2,627)	(18,978)
	572,031	4,653,907	68,237	507,191
R6 Class/Shares Authorized	350,000,000		250,000,000
Sold	21,118,101	155,686,526	12,059,717	98,464,833
Issued in reinvestment of distributions	1,337,122	10,637,549	6,859,222	45,390,116
Redeemed	(11,643,022)	(83,178,433)	(6,453,444)	(50,532,710)
	10,812,201	83,145,642	12,465,495	93,322,239
G Class/Shares Authorized	210,000,000		N/A
Sold	27,210,975	208,991,201
Issued in reinvestment of distributions	559,457	4,520,287
Redeemed	(1,338,444)	(10,761,093)
	26,431,988	202,750,395
Net increase (decrease)	67,585,544	$484,798,524	18,270,449	$112,624,110

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6. Affiliated Company Transactions

If a fund's holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the period ended March 31, 2020 follows (amounts in thousands):

Company	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Income
Charah Solutions, Inc.(1)	$8,855	$3,545	—	$(8,897)	$3,503	2,049	—	—
Donnelley Financial Solutions, Inc.(1)	22,692	10,978	$2,256	(18,743)	12,671	2,404	$(692)	—
Entravision Communications Corp., Class A	12,144	6,913	15	(6,527)	12,515	6,165	(5)	$1,015
InnerWorkings, Inc.(1)	8,807	2,301	2,827	(5,233)	3,048	2,605	(1,511)	—
Red Robin Gourmet Burgers, Inc.(1)	10,516	13,303	10,934	(6,708)	6,177	725	(4,905)	—
	$63,014	$37,040	$16,032	$(46,108)	$37,914	13,948	$(7,113)	$1,015

(1)	Non-income producing.

7. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$1,307,228,316	—	—
Exchange-Traded Funds	3,809,309	—	—
Temporary Cash Investments	40,617,383	$19,445,926	—
Temporary Cash Investments - Securities Lending Collateral	2,110,914	—	—
	$1,353,765,922	$19,445,926	—

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8. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $4,745,071.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended March 31, 2020, the effect of foreign currency risk derivative instruments on the Statement of Operations was $22,653 in net realized gain (loss) on forward foreign currency exchange contract transactions and $(31,388) in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

9. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

10. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2020 and March 31, 2019 were as follows:

	2020	2019
Distributions Paid From
Ordinary income	$16,295,777	$77,222,824
Long-term capital gains	$28,446,371	$126,820,134

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

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As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,895,245,867
Gross tax appreciation of investments	$24,054,223
Gross tax depreciation of investments	(546,088,242)
Net tax appreciation (depreciation) of investments	$(522,034,019)
Undistributed ordinary income	$3,866,888
Post-October capital loss deferral	$(20,383,737)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2020	$7.05	0.05	(1.71)	(1.66)	(0.04)	(0.15)	(0.19)	$5.20	(24.44)%	1.25%	0.71%	71%	$439,030
2019	$8.64	0.06	(0.44)	(0.38)	(0.05)	(1.16)	(1.21)	$7.05	(3.15)%	1.25%	0.68%	90%	$594,650
2018	$9.39	0.04	0.47	0.51	(0.03)	(1.23)	(1.26)	$8.64	5.41%	1.26%	0.42%	90%	$687,877
2017	$7.55	0.04	2.28	2.32	(0.06)	(0.42)	(0.48)	$9.39	31.15%	1.25%	0.47%	90%	$770,415
2016	$9.16	0.04	(0.59)	(0.55)	(0.03)	(1.03)	(1.06)	$7.55	(6.25)%	1.26%	0.43%	95%	$656,974
I Class
2020	$7.13	0.07	(1.74)	(1.67)	(0.05)	(0.15)	(0.20)	$5.26	(24.30)%	1.05%	0.91%	71%	$407,147
2019	$8.72	0.07	(0.44)	(0.37)	(0.06)	(1.16)	(1.22)	$7.13	(2.95)%	1.05%	0.88%	90%	$352,298
2018	$9.47	0.06	0.46	0.52	(0.04)	(1.23)	(1.27)	$8.72	5.57%	1.06%	0.62%	90%	$411,986
2017	$7.61	0.06	2.29	2.35	(0.07)	(0.42)	(0.49)	$9.47	31.43%	1.05%	0.67%	90%	$463,119
2016	$9.22	0.05	(0.58)	(0.53)	(0.05)	(1.03)	(1.08)	$7.61	(6.02)%	1.06%	0.63%	95%	$517,247
Y Class
2020	$7.14	0.09	(1.75)	(1.66)	(0.06)	(0.15)	(0.21)	$5.27	(24.15)%	0.90%	1.06%	71%	$24,079
2019	$8.73	0.10	(0.45)	(0.35)	(0.08)	(1.16)	(1.24)	$7.14	(2.80)%	0.90%	1.03%	90%	$3,320
2018(3)	$9.32	0.08	0.61	0.69	(0.05)	(1.23)	(1.28)	$8.73	7.43%	0.91%(4)	0.95%(4)	90%(5)	$131

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2020	$6.96	0.03	(1.69)	(1.66)	(0.02)	(0.15)	(0.17)	$5.13	(24.66)%	1.50%	0.46%	71%	$48,260
2019	$8.54	0.03	(0.42)	(0.39)	(0.03)	(1.16)	(1.19)	$6.96	(3.32)%	1.50%	0.43%	90%	$82,755
2018	$9.31	0.01	0.46	0.47	(0.01)	(1.23)	(1.24)	$8.54	5.02%	1.51%	0.17%	90%	$116,763
2017	$7.49	0.02	2.26	2.28	(0.04)	(0.42)	(0.46)	$9.31	30.82%	1.50%	0.22%	90%	$141,505
2016	$9.09	0.01	(0.57)	(0.56)	(0.01)	(1.03)	(1.04)	$7.49	(6.41)%	1.51%	0.18%	95%	$142,568
C Class
2020	$6.57	(0.02)	(1.58)	(1.60)	—	(0.15)	(0.15)	$4.82	(25.11)%	2.25%	(0.29)%	71%	$2,556
2019	$8.18	(0.02)	(0.43)	(0.45)	—	(1.16)	(1.16)	$6.57	(4.19)%	2.25%	(0.32)%	90%	$2,536
2018	$9.01	(0.05)	0.45	0.40	—	(1.23)	(1.23)	$8.18	4.41%	2.26%	(0.58)%	90%	$2,688
2017	$7.29	(0.05)	2.20	2.15	(0.01)	(0.42)	(0.43)	$9.01	29.78%	2.25%	(0.53)%	90%	$1,234
2016	$8.93	(0.04)	(0.57)	(0.61)	—	(1.03)	(1.03)	$7.29	(7.13)%	2.26%	(0.57)%	95%	$265
R Class
2020	$6.92	0.01	(1.68)	(1.67)	—(6)	(0.15)	(0.15)	$5.10	(24.80)%	1.75%	0.21%	71%	$2,299
2019	$8.50	0.02	(0.43)	(0.41)	(0.01)	(1.16)	(1.17)	$6.92	(3.58)%	1.75%	0.18%	90%	$3,437
2018	$9.28	(0.01)	0.46	0.45	—	(1.23)	(1.23)	$8.50	4.82%	1.76%	(0.08)%	90%	$3,284
2017	$7.48	—(6)	2.25	2.25	(0.03)	(0.42)	(0.45)	$9.28	30.41%	1.75%	(0.03)%	90%	$3,275
2016	$9.09	—(6)	(0.58)	(0.58)	—	(1.03)	(1.03)	$7.48	(6.65)%	1.76%	(0.07)%	95%	$2,346

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2020	$7.14	0.06	(1.74)	(1.68)	(0.05)	(0.15)	(0.20)	$5.26	(24.41)%	1.05%	0.91%	71%	$3,373
2019	$8.73	0.11	(0.48)	(0.37)	(0.06)	(1.16)	(1.22)	$7.14	(2.92)%	1.05%	0.88%	90%	$491
2018(3)	$9.32	0.06	0.62	0.68	(0.04)	(1.23)	(1.27)	$8.73	7.32%	1.06%(4)	0.65%(4)	90%(5)	$5
R6 Class
2020	$7.13	0.08	(1.74)	(1.66)	(0.06)	(0.15)	(0.21)	$5.26	(24.19)%	0.90%	1.06%	71%	$290,444
2019	$8.72	0.09	(0.44)	(0.35)	(0.08)	(1.16)	(1.24)	$7.13	(2.80)%	0.90%	1.03%	90%	$316,502
2018	$9.47	0.07	0.47	0.54	(0.06)	(1.23)	(1.29)	$8.72	5.73%	0.91%	0.77%	90%	$278,351
2017	$7.62	0.07	2.28	2.35	(0.08)	(0.42)	(0.50)	$9.47	31.45%	0.90%	0.82%	90%	$176,015
2016	$9.23	0.07	(0.59)	(0.52)	(0.06)	(1.03)	(1.09)	$7.62	(5.86)%	0.91%	0.78%	95%	$67,173
G Class
2020	$7.25	0.15	(1.85)	(1.70)	(0.11)	(0.15)	(0.26)	$5.29	(24.58)%	0.00%(7)(8)	1.96%(8)	71%	$139,749

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	April 10, 2017 (commencement of sale) through March 31, 2018.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.

(6)	Per-share amount was less than $0.005.

(7)	Ratio was less than 0.005%.

(8)	The ratio of operating expenses to average net assets before expense waiver and the ratio of net investment income (loss) to average net assets before expense waiver was 0.90% and 1.06%, respectively.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Directors of American Century Capital Portfolios, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Small Cap Value Fund, one of the funds constituting the American Century Capital Portfolios, Inc. (the "Fund"), as of March 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Small Cap Value Fund of the American Century Capital Portfolios, Inc. as of March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
May 15, 2020

We have served as the auditor of one or more American Century investment companies since 1997.

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	63	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	63	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	63	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	63	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	63	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	63	None
John R. Whitten (1946)	Director	Since 2008	Retired	63	Onto Innovation Inc. (2019-2020); Rudolph Technologies, Inc. (2006-2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	80	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	120	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

31

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019
Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Chief Operating Officer, ACC (2012-2015). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries

R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

32

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2018 through December 31, 2019. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

33

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

34

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2020.

For corporate taxpayers, the fund hereby designates $13,852,868, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2020 as qualified for the corporate dividends received deduction.

The fund hereby designates $6,338,322 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2020.

The fund hereby designates $28,446,371, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended March 31, 2020.

35

Notes

36

Notes

37

Notes

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92272 2005

Annual Report

March 31, 2020

Value Fund
Investor Class (TWVLX)
I Class (AVLIX)
Y Class (AVUYX)
A Class (TWADX)
C Class (ACLCX)
R Class (AVURX)
R5 Class (AVUGX)
R6 Class (AVUDX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2020. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional insights, please visit americancentury.com.

Virus Outbreak Abruptly Altered Economic, Market Backdrops

Through most of the period, market sentiment was upbeat, partly due to accommodative Federal Reserve (Fed) policy and modest inflation. Improving economic and corporate earnings data and a phase 1 U.S.-China trade deal also helped boost growth outlooks. Against this backdrop, key U.S. stock benchmarks rose to record highs by mid-February, and U.S. bonds continued to advance.

However, beginning in late February, unprecedented social and economic turmoil emerged and reversed the positive trajectory. The COVID-19 epidemic originating in China rapidly spread throughout the world, forcing stay-at-home orders and industry-wide shutdowns. U.S. stocks, corporate bonds and other riskier assets sold off sharply, while U.S. Treasuries rallied in the global flight to quality. The Fed stepped in quickly and aggressively, slashing interest rates to near 0% and enacting massive lending and asset-purchase programs to stabilize the financial system.

The swift and severe sell-off erased the strong stock market gains realized earlier in the period and left key benchmarks with losses for the 12 months. Reflecting their defensive characteristics, high-quality U.S. bonds withstood the turmoil and delivered solid returns for the 12-month period.

Promoting Health and Safety Remains Our Focus

While the market impact of COVID-19 has been severe, reducing the human toll is most important. We are monitoring the situation closely and following guidelines and protocols from all relevant authorities. Our firm has activated a comprehensive Pandemic Response Plan, which includes social distancing and work-from-home mandates, travel restrictions and escalated cleaning regimens at all our facilities. We’ve also launched a Business Continuity Plan to maintain regular business operations and ensure delivery of outstanding service.

We appreciate your confidence in us during these extraordinary times. We have a long history of helping clients weather volatile markets, and we are confident we will meet today’s challenges. In the meantime, the health and safety of you, your family and our employees remain a top priority.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2020
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWVLX	-19.92%	0.31%	6.39%	—	9/1/93
Russell 1000 Value Index	—	-17.17%	1.90%	7.66%	—	—
S&P 500 Index	—	-6.98%	6.72%	10.52%	—	—
I Class	AVLIX	-19.71%	0.54%	6.61%	—	7/31/97
Y Class	AVUYX	-19.60%	—	—	-4.49%	4/10/17
A Class	TWADX					10/2/96
No sales charge		-20.01%	0.09%	6.14%	—
With sales charge		-24.58%	-1.08%	5.51%	—
C Class	ACLCX	-20.58%	-0.66%	5.36%	—	6/4/01
R Class	AVURX	-20.31%	-0.18%	5.87%	—	7/29/05
R5 Class	AVUGX	-19.71%	—	—	-4.63%	4/10/17
R6 Class	AVUDX	-19.59%	0.69%	—	3.38%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2010
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2020
Investor Class — $18,595

Russell 1000 Value Index — $20,931

S&P 500 Index — $27,210

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
0.98%	0.78%	0.63%	1.23%	1.98%	1.48%	0.78%	0.63%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Michael Liss, Kevin Toney, Phil Davidson, Brian Woglom and Philip Sundell

Performance Summary

Value returned -19.92%* for the fiscal year ended March 31, 2020, compared with the -17.17% return of its benchmark, the Russell 1000 Value Index.

Value stocks underperformed growth stocks across the capitalization spectrum during the 12-month period. The year’s returns were dominated by the final few weeks. Markets suffered a steep sell-off as the COVID-19 pandemic spread around the world and brought significant segments of the economy to a standstill. While all sectors declined during the downturn, defensive sectors, including utilities, consumer staples and health care, declined the least. Energy stocks were the hardest hit during the market sell-off as demand dropped sharply amid the economic slowdown and Russia and Saudi Arabia engaged in a price war that resulted in an oversupply of oil.

The fund’s underperformance relative to the benchmark was headed by an overweight allocation in the energy sector relative to the benchmark. Stock selection in the sector also detracted. Stock decisions in the consumer discretionary sector also hampered relative performance, as did underweighting utilities. Stock selection in the consumer staples sector was the top contributor, and stock decisions and an overweight allocation in information technology were also helpful.

Energy Holdings Led Detractors

Our energy holdings dominated the list of top-10 detractors, led by the energy equipment and services industry. Lower oil and gas prices caused Schlumberger’s customers to aggressively reduce spending, leading investors to question the sustainability of the large oil field services company’s dividend. Devon Energy, a shale-focused exploration and production company, was another major detractor. Along with other energy stocks, Devon underperformed as lower oil prices weighed on the company’s free cash flow and return on invested capital generation capabilities. Similarly, Noble Energy, a global exploration and production company, declined as lower oil prices weighed on the company’s free cash flow and return on invested capital generation capabilities. Halliburton was a key detractor. The stock of this large oil field services company declined as lower oil and gas prices caused Halliburton’s customers to aggressively reduce spending. This was particularly applicable to the North America market where 2020 spending is expected to fall significantly compared to 2019. Baker Hughes was another victim of the energy collapse. It is one of the largest oil field services companies in the world with a particular focus on non-U.S. markets. The stock was pressured as lower oil and gas prices caused customers to reduce spending.

Consumer Staples Benefited Performance

The consumer staples sector held up better than other sectors during the sell-off. Orkla, a Norway-based consumer staples company, had a strong year of revenue growth and continued margin improvement. The stock outperformed during the downturn as demand for its portfolio of products stayed strong as people stayed home.

Stock selection in the information technology sector helped performance. Oracle outperformed after the software company issued a positive earnings report that highlighted its recurring business model. Recurring revenues should allow for less relative downside through the pandemic. We

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.

5

believe Oracle has an opportunity to grow its application and autonomous database businesses as the company continues to transition from a license to a subscription model.

Elsewhere, lack of exposure to Exxon Mobil, a large integrated oil company, was beneficial to performance. Exxon underperformed its integrated peers as it continued to struggle with execution. Also, Exxon embarked on a large capital spending program that weighed on its free cash flow, return on capital and balance sheet health. Trucking companies, including Heartland Express, outperformed as they have been less affected by COVID-19. Heartland continued to operate and benefited from supply chain disruptions caused by the pandemic. The company also has a solid balance sheet with a net cash position. Prescription drug distributor Cardinal Health benefited from inelastic demand for pharmaceuticals in a deteriorating economic environment. The company has also benefited from stabilizing generic pricing and growth in specialty drug distribution. Furthermore, there is more clarity around how much Cardinal may have to pay in the pending opioid lawsuits.

Portfolio Positioning

The portfolio seeks to invest in companies where we believe the valuation does not reflect the quality and normal earnings power of the company. Our process is based on individual security selection. We used the downturn as an opportunity to upgrade the quality and risk/reward profile of the portfolio. We initiated new positions across various sectors and added to many existing positions that fell to attractive levels. We believe the coronavirus will have a significant impact on earnings for many companies and on dividends for a few companies. We expect some management teams to view this as an opportunity to explain away deeper issues. Therefore, our job as active fundamental managers is to differentiate between high-quality companies that are experiencing transitory headwinds and those companies that are severely impaired.

Energy ended the period as the fund’s largest overweight. As energy stocks declined dramatically, we took advantage of compelling valuations and added to several of our energy holdings. We are invested in higher-quality companies with strong balance sheets that we believe can withstand an extended downturn in oil prices. The fund was also overweight the financials sector. In an environment where Treasury yields have hit all-time lows and interest rates are expected to stay lower for even longer, bank valuations have understandably come down. We are invested in what we view as higher-quality banks that are well capitalized and offer compelling valuations.

We ended the period underweight in utilities and real estate. We believe many utilities and real estate stocks remain richly valued. As a result, we ended the period with no holdings in the utilities sector and limited exposure to the real estate sector.

6

Fund Characteristics

MARCH 31, 2020
Top Ten Holdings	% of net assets
Pfizer, Inc.	3.9%
Berkshire Hathaway, Inc.*	3.3%
Johnson & Johnson	3.3%
JPMorgan Chase & Co.	3.2%
U.S. Bancorp	2.8%
AT&T, Inc.	2.7%
Verizon Communications, Inc.	2.6%
Intel Corp.	2.4%
General Electric Co.	2.4%
Bank of America Corp.	2.4%
*Includes all classes of the issuer held by the fund.

Top Five Industries	% of net assets
Banks	15.0%
Pharmaceuticals	8.8%
Oil, Gas and Consumable Fuels	8.5%
Diversified Telecommunication Services	5.3%
Capital Markets	5.3%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	89.1%
Foreign Common Stocks*	9.4%
Total Common Stocks	98.5%
Temporary Cash Investments	1.9%
Temporary Cash Investments - Securities Lending Collateral	0.2%
Other Assets and Liabilities	(0.6)%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2019 to March 31, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/19	Ending Account Value 3/31/20	Expenses Paid During Period(1) 10/1/19 - 3/31/20	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$773.80	$4.43	1.00%
I Class	$1,000	$775.20	$3.55	0.80%
Y Class	$1,000	$775.60	$2.89	0.65%
A Class	$1,000	$772.90	$5.54	1.25%
C Class	$1,000	$770.90	$8.85	2.00%
R Class	$1,000	$772.00	$6.65	1.50%
R5 Class	$1,000	$775.20	$3.55	0.80%
R6 Class	$1,000	$775.70	$2.89	0.65%
Hypothetical
Investor Class	$1,000	$1,020.00	$5.05	1.00%
I Class	$1,000	$1,021.00	$4.04	0.80%
Y Class	$1,000	$1,021.75	$3.29	0.65%
A Class	$1,000	$1,018.75	$6.31	1.25%
C Class	$1,000	$1,015.00	$10.08	2.00%
R Class	$1,000	$1,017.50	$7.57	1.50%
R5 Class	$1,000	$1,021.00	$4.04	0.80%
R6 Class	$1,000	$1,021.75	$3.29	0.65%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

MARCH 31, 2020

	Shares	Value
COMMON STOCKS — 98.5%
Airlines — 0.8%
Southwest Airlines Co.	410,425	$14,615,234
Auto Components — 0.8%
BorgWarner, Inc.	379,960	9,259,625
Delphi Technologies plc(1)	653,997	5,264,676
		14,524,301
Automobiles — 1.4%
General Motors Co.	722,094	15,005,113
Honda Motor Co. Ltd.	562,300	12,645,970
		27,651,083
Banks — 15.0%
Bank of America Corp.	2,129,060	45,199,944
Comerica, Inc.	309,797	9,089,444
JPMorgan Chase & Co.	681,411	61,347,432
M&T Bank Corp.	88,245	9,127,180
PNC Financial Services Group, Inc. (The)	239,178	22,894,118
Toronto-Dominion Bank (The)	269,800	11,470,286
Truist Financial Corp.	701,065	21,620,845
U.S. Bancorp	1,548,067	53,330,908
UMB Financial Corp.	198,781	9,219,463
Wells Fargo & Co.	1,452,398	41,683,823
		284,983,443
Building Products — 0.4%
Johnson Controls International plc	319,624	8,617,063
Capital Markets — 5.3%
Ameriprise Financial, Inc.	84,053	8,613,751
Bank of New York Mellon Corp. (The)	777,610	26,189,905
BlackRock, Inc.	39,930	17,568,002
Franklin Resources, Inc.	263,211	4,392,992
Invesco Ltd.	1,095,856	9,950,373
Northern Trust Corp.	249,942	18,860,623
State Street Corp.	287,270	15,302,873
		100,878,519
Communications Equipment — 1.6%
Cisco Systems, Inc.	535,554	21,052,628
F5 Networks, Inc.(1)	89,590	9,552,981
		30,605,609
Containers and Packaging — 1.0%
Sonoco Products Co.	188,139	8,720,243
WestRock Co.	352,540	9,962,780
		18,683,023

10

	Shares	Value
Diversified Financial Services — 3.3%
Berkshire Hathaway, Inc., Class A(1)	149	$40,528,000
Berkshire Hathaway, Inc., Class B(1)	124,945	22,843,694
		63,371,694
Diversified Telecommunication Services — 5.3%
AT&T, Inc.	1,734,610	50,563,882
Verizon Communications, Inc.	937,232	50,357,475
		100,921,357
Electrical Equipment — 3.3%
Emerson Electric Co.	456,963	21,774,287
Hubbell, Inc.	183,260	21,027,252
nVent Electric plc	1,143,645	19,293,291
		62,094,830
Electronic Equipment, Instruments and Components — 0.9%
TE Connectivity Ltd.	273,819	17,245,121
Energy Equipment and Services — 3.4%
Baker Hughes Co.	1,613,938	16,946,349
Halliburton Co.	1,857,280	12,722,368
National Oilwell Varco, Inc.	436,438	4,290,186
Schlumberger Ltd.	2,233,296	30,127,163
		64,086,066
Entertainment — 0.9%
Walt Disney Co. (The)	169,280	16,352,448
Equity Real Estate Investment Trusts (REITs) — 0.6%
Weyerhaeuser Co.	666,180	11,291,751
Food and Staples Retailing — 1.6%
Koninklijke Ahold Delhaize NV	470,605	11,013,703
Walmart, Inc.	173,721	19,738,180
		30,751,883
Food Products — 4.2%
Conagra Brands, Inc.	470,518	13,804,998
J.M. Smucker Co. (The)	54,710	6,072,810
Kellogg Co.	266,249	15,972,277
Mondelez International, Inc., Class A	567,521	28,421,452
Orkla ASA	1,889,840	16,172,183
		80,443,720
Health Care Equipment and Supplies — 4.9%
Envista Holdings Corp.(1)	773,350	11,553,849
Hologic, Inc.(1)	342,500	12,021,750
Medtronic plc	404,040	36,436,327
Zimmer Biomet Holdings, Inc.	329,417	33,297,470
		93,309,396
Health Care Providers and Services — 3.0%
Cardinal Health, Inc.	512,815	24,584,351
McKesson Corp.	159,830	21,618,606
Universal Health Services, Inc., Class B	101,600	10,066,528
		56,269,485

11

	Shares	Value
Hotels, Restaurants and Leisure — 0.9%
Carnival Corp.	368,532	$4,853,566
Sodexo SA	175,090	11,864,564
		16,718,130
Household Durables — 0.4%
Toll Brothers, Inc.	387,691	7,463,052
Household Products — 2.1%
Procter & Gamble Co. (The)	370,909	40,799,990
Industrial Conglomerates — 3.5%
General Electric Co.	5,724,919	45,455,857
Siemens AG	244,790	21,068,667
		66,524,524
Insurance — 2.8%
Chubb Ltd.	268,363	29,973,464
MetLife, Inc.	379,148	11,590,554
Reinsurance Group of America, Inc.	143,359	12,062,226
		53,626,244
Leisure Products — 0.4%
Mattel, Inc.(1)	793,300	6,988,973
Machinery — 1.4%
Cummins, Inc.	61,230	8,285,644
IMI plc	1,961,930	18,146,958
		26,432,602
Metals and Mining — 0.5%
BHP Group Ltd.(2)	530,755	9,649,081
Multiline Retail — 0.6%
Target Corp.	124,904	11,612,325
Oil, Gas and Consumable Fuels — 8.5%
Chevron Corp.	589,937	42,746,835
Cimarex Energy Co.	457,751	7,703,949
ConocoPhillips	657,153	20,240,312
Devon Energy Corp.	2,329,210	16,094,841
EQT Corp.	1,476,501	10,438,862
Noble Energy, Inc.	3,461,835	20,909,484
Royal Dutch Shell plc, B Shares	909,465	15,248,924
TOTAL SA	731,364	28,361,905
		161,745,112
Paper and Forest Products — 0.7%
Mondi plc	733,455	12,510,606
Pharmaceuticals — 8.8%
Johnson & Johnson	480,882	63,058,057
Merck & Co., Inc.	259,892	19,996,090
Pfizer, Inc.	2,255,253	73,611,458
Teva Pharmaceutical Industries Ltd. ADR(1)	1,078,567	9,685,532
		166,351,137
Road and Rail — 1.5%
Heartland Express, Inc.	1,498,191	27,821,407

12

	Shares	Value
Semiconductors and Semiconductor Equipment — 3.7%
Applied Materials, Inc.	182,464	$8,360,500
Intel Corp.	846,252	45,799,158
QUALCOMM, Inc.	244,144	16,516,342
		70,676,000
Software — 1.0%
Oracle Corp. (New York)	401,299	19,394,781
Specialty Retail — 1.0%
Advance Auto Parts, Inc.	205,366	19,164,755
Technology Hardware, Storage and Peripherals — 0.6%
HP, Inc.	679,305	11,792,735
Textiles, Apparel and Luxury Goods — 1.1%
Ralph Lauren Corp.	127,560	8,524,835
Tapestry, Inc.	956,682	12,389,032
		20,913,867
Trading Companies and Distributors — 1.3%
MSC Industrial Direct Co., Inc., Class A	435,059	23,915,193
TOTAL COMMON STOCKS (Cost $1,892,399,092)		1,870,796,540
TEMPORARY CASH INVESTMENTS — 1.9%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.875% - 3.00%, 11/30/21 - 5/15/45, valued at $12,227,314), in a joint trading account at 0.01%, dated 3/31/20, due 4/1/20 (Delivery value $11,989,579)		11,989,575
State Street Institutional U.S. Government Money Market Fund, Premier Class	25,032,340	25,032,340
TOTAL TEMPORARY CASH INVESTMENTS (Cost $37,021,915)		37,021,915
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3) — 0.2%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $3,464,025)	3,464,025	3,464,025
TOTAL INVESTMENT SECURITIES — 100.6% (Cost $1,932,885,032)		1,911,282,480
OTHER ASSETS AND LIABILITIES — (0.6)%		(12,295,880)
TOTAL NET ASSETS — 100.0%		$1,898,986,600

13

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	425,931	USD	243,615	Bank of America N.A.	6/30/20	$18,430
AUD	903,610	USD	553,910	Bank of America N.A.	6/30/20	2,017
USD	6,494,889	AUD	11,229,449	Bank of America N.A.	6/30/20	(413,797)
USD	301,827	AUD	501,563	Bank of America N.A.	6/30/20	(6,749)
USD	696,260	AUD	1,154,392	Bank of America N.A.	6/30/20	(13,956)
USD	283,742	AUD	465,738	Bank of America N.A.	6/30/20	(2,794)
CAD	744,648	USD	510,173	Morgan Stanley	6/30/20	19,412
CAD	961,163	USD	662,738	Morgan Stanley	6/30/20	20,829
CAD	572,651	USD	405,155	Morgan Stanley	6/30/20	2,107
USD	8,009,890	CAD	11,677,619	Morgan Stanley	6/30/20	(295,094)
USD	931,722	CAD	1,337,534	Morgan Stanley	6/30/20	(19,516)
USD	531,201	CAD	750,719	Morgan Stanley	6/30/20	(2,701)
USD	240,322	CAD	341,972	Morgan Stanley	6/30/20	(2,884)
EUR	2,709,591	USD	2,910,314	Credit Suisse AG	6/30/20	88,196
EUR	1,411,382	USD	1,563,031	Credit Suisse AG	6/30/20	(1,155)
USD	43,093,535	EUR	39,633,893	Credit Suisse AG	6/30/20	(766,466)
USD	4,385,396	EUR	4,066,765	Credit Suisse AG	6/30/20	(115,003)
USD	5,445,908	EUR	4,996,842	Credit Suisse AG	6/30/20	(83,740)
USD	2,165,207	EUR	1,948,846	Credit Suisse AG	6/30/20	8,558
GBP	2,713,498	USD	3,136,668	JPMorgan Chase Bank N.A.	6/30/20	238,788
GBP	1,754,237	USD	2,174,658	JPMorgan Chase Bank N.A.	6/30/20	7,526
USD	29,398,290	GBP	25,232,418	JPMorgan Chase Bank N.A.	6/30/20	(1,989,582)
USD	733,649	GBP	632,400	JPMorgan Chase Bank N.A.	6/30/20	(53,026)
USD	963,426	GBP	834,250	JPMorgan Chase Bank N.A.	6/30/20	(74,339)
USD	2,841,785	GBP	2,386,346	JPMorgan Chase Bank N.A.	6/30/20	(126,711)
USD	2,104,623	GBP	1,729,220	JPMorgan Chase Bank N.A.	6/30/20	(46,440)
USD	8,743,937	JPY	943,820,550	Bank of America N.A.	6/30/20	(66,724)
USD	407,409	JPY	45,124,575	Bank of America N.A.	6/30/20	(13,834)
USD	960,263	JPY	105,009,525	Bank of America N.A.	6/30/20	(20,012)
NOK	7,967,197	USD	710,885	Goldman Sachs & Co.	6/30/20	55,691
NOK	5,726,215	USD	544,638	Goldman Sachs & Co.	6/30/20	6,318
USD	11,213,418	NOK	128,298,327	Goldman Sachs & Co.	6/30/20	(1,130,994)
USD	654,247	NOK	6,864,551	Goldman Sachs & Co.	6/30/20	(6,236)
USD	861,272	NOK	9,042,884	Goldman Sachs & Co.	6/30/20	(8,802)
						$(4,792,683)

14

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
AUD	-	Australian Dollar
CAD	-	Canadian Dollar
EUR	-	Euro
GBP	-	British Pound
JPY	-	Japanese Yen
NOK	-	Norwegian Krone
USD	-	United States Dollar

(1)	Non-income producing.

(2)
Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $3,367,684. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.

(3)	Investment of cash collateral from securities on loan. At the period end, the aggregate market value of the collateral held by the fund was $3,464,025.

See Notes to Financial Statements.

15

Statement of Assets and Liabilities

MARCH 31, 2020
Assets
Investment securities, at value (cost of $1,929,421,007) — including $3,367,684 of securities on loan	$1,907,818,455
Investment made with cash collateral received for securities on loan, at value (cost of $3,464,025)	3,464,025
Total investment securities, at value (cost of $1,932,885,032)	1,911,282,480
Foreign currency holdings, at value (cost of $442)	478
Receivable for investments sold	2,615,319
Receivable for capital shares sold	1,033,678
Unrealized appreciation on forward foreign currency exchange contracts	467,872
Dividends and interest receivable	4,789,211
Securities lending receivable	3,419
1,920,192,457

Liabilities
Payable for collateral received for securities on loan	3,464,025
Payable for investments purchased	8,721,346
Payable for capital shares redeemed	2,081,717
Unrealized depreciation on forward foreign currency exchange contracts	5,260,555
Accrued management fees	1,592,122
Distribution and service fees payable	86,092
21,205,857

Net Assets	$1,898,986,600

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,044,586,520
Distributable earnings	(145,599,920)
$1,898,986,600

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$1,373,039,467	231,775,582	$5.92
I Class, $0.01 Par Value	$152,349,493	25,657,663	$5.94
Y Class, $0.01 Par Value	$44,963,187	7,571,527	$5.94
A Class, $0.01 Par Value	$49,496,915	8,364,320	$5.92*
C Class, $0.01 Par Value	$10,339,641	1,781,047	$5.81
R Class, $0.01 Par Value	$146,876,285	24,804,247	$5.92
R5 Class, $0.01 Par Value	$1,323,544	222,962	$5.94
R6 Class, $0.01 Par Value	$120,598,068	20,309,649	$5.94
*Maximum offering price $6.28 (net asset value divided by 0.9425).

See Notes to Financial Statements.

16

Statement of Operations

YEAR ENDED MARCH 31, 2020
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $763,173)	$75,425,883
Interest	880,205
Securities lending, net	24,260
76,330,348

Expenses:
Management fees	24,633,585
Distribution and service fees:
A Class	177,421
C Class	171,292
R Class	929,022
Directors' fees and expenses	86,949
Other expenses	24,737
26,023,006

Net investment income (loss)	50,307,342

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	179,833,557
Forward foreign currency exchange contract transactions	15,940,803
Futures contract transactions	847,412
Foreign currency translation transactions	(66,594)
196,555,178

Change in net unrealized appreciation (depreciation) on:
Investments	(672,868,402)
Forward foreign currency exchange contracts	(6,238,264)
Translation of assets and liabilities in foreign currencies	11,260
(679,095,406)

Net realized and unrealized gain (loss)	(482,540,228)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(432,232,886)

See Notes to Financial Statements.

17

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2020 AND MARCH 31, 2019
Increase (Decrease) in Net Assets	March 31, 2020	March 31, 2019
Operations
Net investment income (loss)	$50,307,342	$54,256,884
Net realized gain (loss)	196,555,178	153,459,252
Change in net unrealized appreciation (depreciation)	(679,095,406)	(81,663,776)
Net increase (decrease) in net assets resulting from operations	(432,232,886)	126,052,360

Distributions to Shareholders
From earnings:
Investor Class	(156,548,236)	(184,255,327)
I Class	(26,048,771)	(34,298,731)
Y Class	(5,017,939)	(28,797,263)
A Class	(5,830,033)	(8,568,476)
C Class	(1,340,535)	(1,947,808)
R Class	(15,893,297)	(15,653,975)
R5 Class	(156,799)	(145,494)
R6 Class	(18,128,963)	(22,421,758)
Decrease in net assets from distributions	(228,964,573)	(296,088,832)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(419,784,613)	(46,554,546)

Net increase (decrease) in net assets	(1,080,982,072)	(216,591,018)

Net Assets
Beginning of period	2,979,968,672	3,196,559,690
End of period	$1,898,986,600	$2,979,968,672

See Notes to Financial Statements.

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Notes to Financial Statements

MARCH 31, 2020

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

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If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

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Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of March 31, 2020.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$3,464,025	—	—	—	$3,464,025
Gross amount of recognized liabilities for securities lending transactions					$3,464,025

(1)	Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

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3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets).
The management fee schedule range and the effective annual management fee for each class for the period ended March 31, 2020 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	0.85% to 1.00%	0.99%
I Class	0.65% to 0.80%	0.79%
Y Class	0.50% to 0.65%	0.64%
A Class	0.85% to 1.00%	0.99%
C Class	0.85% to 1.00%	0.99%
R Class	0.85% to 1.00%	0.99%
R5 Class	0.65% to 0.80%	0.79%
R6 Class	0.50% to 0.65%	0.64%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2020 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $9,638,842 and $35,340,279, respectively. The effect of interfund transactions on the Statement of Operations was $4,932,196 in net realized gain (loss) on investment transactions.

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4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended March 31, 2020 were $1,176,283,177 and $1,844,356,479, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2020		Year ended March 31, 2019
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	1,820,000,000		1,600,000,000
Sold	29,272,355	$213,199,987	17,347,531	$148,195,629
Issued in connection with reorganization (Note 10)	16,039,644	125,799,668	—	—
Issued in reinvestment of distributions	19,666,710	153,089,005	23,280,122	180,871,590
Redeemed	(61,058,411)	(487,125,152)	(48,918,778)	(421,662,491)
	3,920,298	4,963,508	(8,291,125)	(92,595,272)
I Class/Shares Authorized	360,000,000		380,000,000
Sold	8,091,149	65,301,383	11,616,653	101,550,349
Issued in connection with reorganization (Note 10)	430,430	3,380,413	—	—
Issued in reinvestment of distributions	3,251,431	25,431,132	4,252,832	33,312,977
Redeemed	(24,692,309)	(197,176,656)	(52,059,590)	(468,061,238)
	(12,919,299)	(103,063,728)	(36,190,105)	(333,197,912)
Y Class/Shares Authorized	180,000,000		250,000,000
Sold	5,271,316	40,767,413	42,484,368	382,459,514
Issued in reinvestment of distributions	353,593	2,753,320	3,310,435	25,710,716
Redeemed	(35,960,559)	(296,231,643)	(8,007,332)	(65,171,855)
	(30,335,650)	(252,710,910)	37,787,471	342,998,375
A Class/Shares Authorized	95,000,000		90,000,000
Sold	1,358,276	10,446,059	2,323,632	20,049,630
Issued in connection with reorganization (Note 10)	381,042	2,984,395	—	—
Issued in reinvestment of distributions	673,563	5,235,111	998,155	7,732,517
Redeemed	(3,946,290)	(31,558,928)	(6,884,467)	(59,025,775)
	(1,533,409)	(12,893,363)	(3,562,680)	(31,243,628)
C Class/Shares Authorized	30,000,000		30,000,000
Sold	161,982	1,214,757	349,377	2,739,079
Issued in reinvestment of distributions	167,993	1,280,656	243,224	1,836,053
Redeemed	(1,109,494)	(8,486,082)	(1,433,100)	(12,126,386)
	(779,519)	(5,990,669)	(840,499)	(7,551,254)
R Class/Shares Authorized	170,000,000		140,000,000
Sold	2,844,443	21,840,299	2,641,340	22,697,929
Issued in reinvestment of distributions	2,044,745	15,893,297	2,025,266	15,653,877
Redeemed	(1,795,945)	(14,117,103)	(1,243,782)	(10,829,203)
	3,093,243	23,616,493	3,422,824	27,522,603

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	Year ended March 31, 2020		Year ended March 31, 2019
	Shares	Amount	Shares	Amount
R5 Class/Shares Authorized	20,000,000		30,000,000
Sold	251,863	2,108,251	213,196	1,964,484
Issued in reinvestment of distributions	20,109	156,799	18,889	145,494
Redeemed	(257,484)	(2,073,807)	(24,210)	(209,253)
	14,488	191,243	207,875	1,900,725
R6 Class/Shares Authorized	200,000,000		225,000,000
Sold	6,504,588	51,165,979	12,030,143	103,530,775
Issued in reinvestment of distributions	2,156,473	16,866,940	2,722,520	21,263,710
Redeemed	(17,294,031)	(141,930,106)	(8,941,778)	(79,182,668)
	(8,632,970)	(73,897,187)	5,810,885	45,611,817
Net increase (decrease)	(47,172,818)	$(419,784,613)	(1,655,354)	$(46,554,546)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Common Stocks
Automobiles	$15,005,113	$12,645,970	—
Banks	273,513,157	11,470,286	—
Food and Staples Retailing	19,738,180	11,013,703	—
Food Products	64,271,537	16,172,183	—
Hotels, Restaurants and Leisure	4,853,566	11,864,564	—
Industrial Conglomerates	45,455,857	21,068,667	—
Machinery	8,285,644	18,146,958	—
Metals and Mining	—	9,649,081	—
Oil, Gas and Consumable Fuels	118,134,283	43,610,829	—
Paper and Forest Products	—	12,510,606	—
Other Industries	1,153,386,356	—	—
Temporary Cash Investments	25,032,340	11,989,575	—
Temporary Cash Investments - Securities Lending Collateral	3,464,025	—	—
	$1,731,140,058	$180,142,422	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$467,872	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$5,260,555	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $177,677,959.

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a

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component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund participated in equity price risk derivative instruments for temporary investment purposes.

Value of Derivative Instruments as of March 31, 2020

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$467,872	Unrealized depreciation on forward foreign currency exchange contracts	$5,260,555

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2020.

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Equity Price Risk	Net realized gain (loss) on futures contract transactions	$847,412	Change in net unrealized appreciation (depreciation) on futures contracts	—
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	15,940,803	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	$(6,238,264)
		$16,788,215		$(6,238,264)

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing a significant portion of assets in one country or region may accentuate these risks.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2020 and March 31, 2019 were as follows:

	2020	2019
Distributions Paid From
Ordinary income	$71,485,353	$75,346,441
Long-term capital gains	$157,479,220	$220,742,391

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

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As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$2,097,521,278
Gross tax appreciation of investments	$258,746,666
Gross tax depreciation of investments	(444,985,464)
Net tax appreciation (depreciation) of investments	(186,238,798)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(3,710)
Net tax appreciation (depreciation)	$(186,242,508)
Undistributed ordinary income	$12,897,703
Accumulated long-term gains	$27,744,885

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

10. Reorganization

On September 30, 2019, the Board of Directors approved an agreement and plan of reorganization (the reorganization), whereby the net assets of Capital Value Fund, one fund in a series issued by American Century Mutual Funds, Inc., were transferred to Value Fund in exchange for shares of Value Fund. The purpose of the transaction was to combine two funds with substantially similar investment objectives and strategies. The financial statements and performance history of Value Fund survived after the reorganization. The reorganization was effective at the close of the NYSE on October 25, 2019.

The reorganization was accomplished by a tax-free exchange of shares. On October 25, 2019, Capital Value Fund exchanged its shares for shares of Value Fund as follows:

Original Fund/Class	Shares Exchanged	New Fund/Class	Shares Received
Capital Value Fund – Investor Class	15,563,219	Value Fund – Investor Class	16,039,644
Capital Value Fund – I Class	417,145	Value Fund – I Class	430,430
Capital Value Fund – A Class	370,169	Value Fund – A Class	381,042

The net assets of Capital Value Fund and Value Fund immediately before the reorganization were $132,164,476 and $2,589,619,628, respectively. Capital Value Fund's unrealized appreciation of $40,158,609 was combined with that of Value Fund. Immediately after the reorganization, the combined net assets were $2,721,784,104.

Assuming the reorganization had been completed on April 1, 2019, the beginning of the annual reporting period, the pro forma results of operations for the period ended March 31, 2020 are as follows:

Net investment income (loss)	$51,635,999
Net realized and unrealized gain (loss)	(474,993,661)
Net increase (decrease) in net assets resulting from operations	$(423,357,662)

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of Capital Value Fund that have been included in the fund’s Statement of Operations since October 25, 2019.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2020	$8.10	0.15	(1.60)	(1.45)	(0.14)	(0.59)	(0.73)	$5.92	(19.92)%	1.00%	1.90%	46%	$1,373,039
2019	$8.65	0.15	0.15	0.30	(0.14)	(0.71)	(0.85)	$8.10	4.01%	0.98%	1.70%	48%	$1,845,967
2018	$8.98	0.14	0.17	0.31	(0.13)	(0.51)	(0.64)	$8.65	3.38%	0.98%	1.59%	35%	$2,043,212
2017	$7.73	0.13	1.39	1.52	(0.12)	(0.15)	(0.27)	$8.98	19.79%	0.98%	1.48%	46%	$2,380,747
2016	$8.55	0.13	(0.28)	(0.15)	(0.15)	(0.52)	(0.67)	$7.73	(1.53)%	0.98%	1.65%	48%	$2,009,044
I Class
2020	$8.12	0.17	(1.60)	(1.43)	(0.16)	(0.59)	(0.75)	$5.94	(19.71)%	0.80%	2.10%	46%	$152,349
2019	$8.67	0.16	0.15	0.31	(0.15)	(0.71)	(0.86)	$8.12	4.21%	0.78%	1.90%	48%	$313,183
2018	$9.00	0.16	0.17	0.33	(0.15)	(0.51)	(0.66)	$8.67	3.58%	0.78%	1.79%	35%	$648,241
2017	$7.75	0.14	1.40	1.54	(0.14)	(0.15)	(0.29)	$9.00	19.98%	0.78%	1.68%	46%	$524,448
2016	$8.56	0.15	(0.27)	(0.12)	(0.17)	(0.52)	(0.69)	$7.75	(1.21)%	0.78%	1.85%	48%	$546,782
Y Class
2020	$8.12	0.18	(1.60)	(1.42)	(0.17)	(0.59)	(0.76)	$5.94	(19.60)%	0.65%	2.25%	46%	$44,963
2019	$8.67	0.19	0.14	0.33	(0.17)	(0.71)	(0.88)	$8.12	4.36%	0.63%	2.05%	48%	$307,792
2018(3)	$8.98	0.19	0.17	0.36	(0.16)	(0.51)	(0.67)	$8.67	3.94%	0.63%(4)	2.15%(4)	35%(5)	$1,038

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2020	$8.09	0.13	(1.59)	(1.46)	(0.12)	(0.59)	(0.71)	$5.92	(20.01)%	1.25%	1.65%	46%	$49,497
2019	$8.65	0.12	0.15	0.27	(0.12)	(0.71)	(0.83)	$8.09	3.63%	1.23%	1.45%	48%	$80,120
2018	$8.98	0.12	0.17	0.29	(0.11)	(0.51)	(0.62)	$8.65	3.13%	1.23%	1.34%	35%	$116,377
2017	$7.73	0.11	1.39	1.50	(0.10)	(0.15)	(0.25)	$8.98	19.49%	1.23%	1.23%	46%	$158,200
2016	$8.54	0.11	(0.27)	(0.16)	(0.13)	(0.52)	(0.65)	$7.73	(1.65)%	1.23%	1.40%	48%	$138,798
C Class
2020	$7.95	0.07	(1.56)	(1.49)	(0.06)	(0.59)	(0.65)	$5.81	(20.58)%	2.00%	0.90%	46%	$10,340
2019	$8.51	0.06	0.14	0.20	(0.05)	(0.71)	(0.76)	$7.95	2.92%	1.98%	0.70%	48%	$20,369
2018	$8.84	0.05	0.17	0.22	(0.04)	(0.51)	(0.55)	$8.51	2.40%	1.98%	0.59%	35%	$28,948
2017	$7.62	0.04	1.36	1.40	(0.03)	(0.15)	(0.18)	$8.84	18.45%	1.98%	0.48%	46%	$35,124
2016	$8.43	0.05	(0.27)	(0.22)	(0.07)	(0.52)	(0.59)	$7.62	(2.42)%	1.98%	0.65%	48%	$26,542
R Class
2020	$8.10	0.11	(1.60)	(1.49)	(0.10)	(0.59)	(0.69)	$5.92	(20.31)%	1.50%	1.40%	46%	$146,876
2019	$8.65	0.10	0.15	0.25	(0.09)	(0.71)	(0.80)	$8.10	3.50%	1.48%	1.20%	48%	$175,855
2018	$8.98	0.10	0.16	0.26	(0.08)	(0.51)	(0.59)	$8.65	2.87%	1.48%	1.09%	35%	$158,220
2017	$7.73	0.08	1.40	1.48	(0.08)	(0.15)	(0.23)	$8.98	19.18%	1.48%	0.98%	46%	$116,917
2016	$8.55	0.09	(0.28)	(0.19)	(0.11)	(0.52)	(0.63)	$7.73	(2.02)%	1.48%	1.15%	48%	$68,477

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2020	$8.12	0.17	(1.60)	(1.43)	(0.16)	(0.59)	(0.75)	$5.94	(19.71)%	0.80%	2.10%	46%	$1,324
2019	$8.67	0.18	0.13	0.31	(0.15)	(0.71)	(0.86)	$8.12	4.21%	0.78%	1.90%	48%	$1,692
2018(3)	$8.98	0.16	0.19	0.35	(0.15)	(0.51)	(0.66)	$8.67	3.80%	0.78%(4)	1.78%(4)	35%(5)	$5
R6 Class
2020	$8.12	0.18	(1.60)	(1.42)	(0.17)	(0.59)	(0.76)	$5.94	(19.59)%	0.65%	2.25%	46%	$120,598
2019	$8.67	0.18	0.15	0.33	(0.17)	(0.71)	(0.88)	$8.12	4.36%	0.63%	2.05%	48%	$234,991
2018	$9.00	0.17	0.17	0.34	(0.16)	(0.51)	(0.67)	$8.67	3.74%	0.63%	1.94%	35%	$200,518
2017	$7.75	0.16	1.39	1.55	(0.15)	(0.15)	(0.30)	$9.00	20.16%	0.63%	1.83%	46%	$170,432
2016	$8.56	0.16	(0.27)	(0.11)	(0.18)	(0.52)	(0.70)	$7.75	(1.06)%	0.63%	2.00%	48%	$45,959

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	April 10, 2017 (commencement of sale) through March 31, 2018.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Capital Portfolios, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Value Fund, one of the funds constituting the American Century Capital Portfolios, Inc. (the "Fund"), as of March 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Value Fund of the American Century Capital Portfolios, Inc. as of March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
May 15, 2020

We have served as the auditor of one or more American Century investment companies since 1997.

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	63	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	63	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	63	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	63	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	63	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	63	None
John R. Whitten (1946)	Director	Since 2008	Retired	63	Onto Innovation Inc. (2019-2020); Rudolph Technologies, Inc. (2006-2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	80	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	120	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019
Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Chief Operating Officer, ACC (2012-2015). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries

R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2018 through December 31, 2019. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2020.

For corporate taxpayers, the fund hereby designates $58,300,371, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2020 as qualified for the corporate dividends received deduction.

The fund hereby designates $26,104,989 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2020.

The fund hereby designates $159,098,341, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended March 31, 2020.

The fund utilized earnings and profits of $2,397,838 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

Notes

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92273 2005

ITEM 2. CODE OF ETHICS.

(a)    The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)    No response required.

(c)    None.

(d)    None.

(e)    Not applicable.

(f)    The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)    The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)    John R. Whitten, Chris H. Cheesman and Lynn M. Jenkins are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3)    Not applicable.

(b)    No response required.

(c)    No response required.

(d)    No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2019:    $188,500
FY 2020:    $181,100

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2019:$0 FY 2020:$0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2019:$0 FY 2020:$0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2019:    $0
FY 2020:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2019:    $0
FY 2020:    $0

(d)All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2019:$0 FY 2020:$0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2019:$0 FY 2020:$0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2019:    $175,750
FY 2020:    $59,500

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)    The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)    Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)    The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)    There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1)    Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)    Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)    Not applicable.

(a)(4)    Not applicable.

(b)    A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Capital Portfolios, Inc.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President

Date:	May 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President
(principal executive officer)

Date:	May 28, 2020

By:	/s/ R. Wes Campbell
	Name:	R. Wes Campbell
	Title:	Treasurer and
Chief Financial Officer
(principal financial officer)

Date:	May 28, 2020